THE INSURED SERIES POLICY

           A LEVEL PREMIUM VARIABLE LIFE INSURANCE POLICY



           OFFERED BY

           FIRST INVESTORS LIFE INSURANCE COMPANY

           95 WALL STREET, NEW YORK, NEW YORK 10005


           (212) 858-8200


           Please read this prospectus and keep it for future reference. It contains important information that you should know before buying or taking action under a policy. This prospectus is valid only when attached to the current prospectus for First Investors Life Series Fund.
           The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.



           THE DATE OF THIS PROSPECTUS IS MAY 1, 2001.

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------

OVERVIEW.......................................................................2
   The Policy..................................................................2
   The Charges and Expenses....................................................3
   Who We Are..................................................................6
   Risk and Reward Considerations..............................................7
THE POLICY IN DETAIL...........................................................8
   Policy Application Process..................................................8
   Premiums....................................................................8
   Allocation of Net Premiums to Investment Options............................9
   The Death Benefit..........................................................10
   Cash Value.................................................................12
   Settlement Options.........................................................16
   Optional Insurance Riders..................................................16
   Other Provisions...........................................................17
TAX INFORMATION...............................................................21
   Policy Proceeds............................................................21
   Surrenders and Loans.......................................................21
   Tax Withholding............................................................22
   Estate and Generation Skipping Taxes.......................................22
   Other Tax Issues...........................................................23
OUR OFFICERS AND DIRECTORS....................................................24
OTHER INFORMATION.............................................................26
   Voting Rights..............................................................26
   Reservation of Rights......................................................27
   Distribution of Policies...................................................27
   Custodian..................................................................27
   Reports....................................................................27
   State Regulation...........................................................27
   Experts....................................................................28
   Other Separate Accounts....................................................28
   Insurance..................................................................28
   Relevance of Financial Statements..........................................28
ILLUSTRATIONS OF DEATH BENEFITS,
  CASH VALUES AND ACCUMULATED PREMIUMS........................................29

REPORT OF INDEPENDENT CERTIFIED
  PUBLIC ACCOUNTANTS..........................................................33

FINANCIAL STATEMENTS OF FIRST INVESTORS LIFE..................................34

REPORT OF INDEPENDENT CERTIFIED
  PUBLIC ACCOUNTANTS..........................................................50

FINANCIAL STATEMENTS OF SEPARATE
  ACCOUNT B...................................................................51

--------------------------------------------------------------------------------
OVERVIEW
--------------------------------------------------------------------------------

THE POLICY

This prospectus describes a Level Premium Variable Life Insurance Policy (the "Policy") that is offered by First Investors Life Insurance Company (referred to hereafter as "First Investors Life," "we," "us" or "our") through our Separate Account B. The Policy provides you with life insurance coverage and the opportunity to invest your net premiums (i.e., premiums less certain fees and charges) in one or more investment options ("Subaccounts") of Separate Account
B. For marketing purposes, we call the Policy our "Insured Series Policy" or "ISP."

The Policy premiums are described as "level" because the Policy is designed so that you pay the same amount each year for 12 years. We cannot increase the amount of your premiums or extend the premium payment period. After you have made the scheduled payments for 12 years, the Policy stays in force for the life of the insured unless you decide to surrender it. The Policy is described as "variable" because the amount of the insurance coverage, the cash value and the loan value of your Policy may increase or decrease depending on the investment performance of the Subaccount(s) that you select. You bear the entire investment risk with respect to the Policy's cash value, which could decline to zero. However, the death benefit will never be less than the guaranteed insurance amount (adjusted for loans), if you pay all your premiums.

We offer ten Subaccounts, from which you may select up to five. All ten Subaccounts may not be available to Policyholders in every state in which we offer the Policy. Each Subaccount invests in shares of a corresponding "Fund" with the same name of First Investors Life Series Fund ("Life Series Fund"), as shown below. For information on the investment objectives, principal investment strategies, and principal investment risks of each Fund, see the Life Series Fund prospectus, which is attached at the end of this prospectus.



SEPARATE ACCOUNT                                                   CORRESPONDING
B SUBACCOUNT                                                                FUND
--------------------------------------------------------------------------------
BLUE CHIP SUBACCOUNT..............................................BLUE CHIP FUND
CASH MANAGEMENT SUBACCOUNT..................................CASH MANAGEMENT FUND
DISCOVERY SUBACCOUNT..............................................DISCOVERY FUND
FOCUSED EQUITY SUBACCOUNT....................................FOCUSED EQUITY FUND
GOVERNMENT SUBACCOUNT............................................GOVERNMENT FUND
GROWTH SUBACCOUNT....................................................GROWTH FUND

HIGH YIELD SUBACCOUNT............................................HIGH YIELD FUND
INTERNATIONAL SECURITIES SUBACCOUNT................INTERNATIONAL SECURITIES FUND
INVESTMENT GRADE SUBACCOUNT................................INVESTMENT GRADE FUND
UTILITIES INCOME SUBACCOUNT................................UTILITIES INCOME FUND

To help you understand how the death benefit and cash values of a hypothetical Policy vary over time, we have included some hypothetical illustrations. Because your circumstances may differ considerably from our assumptions, your registered representative will also provide you with a similar hypothetical illustration that is more tailored to your own circumstances.

You have a limited period of time to examine and cancel your Policy and receive a full refund of any premiums that you have paid. For more details, see "Right to Examine".

THE CHARGES AND EXPENSES

We describe below the fees and charges that you may be required to pay to purchase and maintain the Policy. Immediately thereafter, we describe the fees and expenses of each of the underlying Funds that are available as investment options. We guarantee that once you have purchased your Policy, we will not increase the amount of your premium payments, the charges that we deduct from your premiums, or the charges that we deduct from your Subaccount(s) for mortality and expense risks.

Deductions from
Premium Payments

We deduct from your premiums for the Policy the fees and charges listed below. We allocate the balance of your premium payments to the Subaccount(s) that you have selected.

Annual Administrative Charge. We impose a $30 charge each Policy year for our annual administrative expenses, including expenses for (1) premium billing and collection, (2) recordkeeping, (3) processing death benefit claims, (4) cash surrenders, (5) Policy changes, and (6) reporting and other communications to Policyowners.

Additional First Year Charge. We impose an additional charge in the first Policy year at the rate of $5 per $1,000 of initial face amount of insurance for our administrative expenses in issuing the Policy, including expenses for (1) medical examinations, (2) insurance underwriting costs, and (3) processing applications and establishing permanent Policy records.

Sales Charge. We impose a sales charge on each annual premium for our sales expenses. The charge does not correspond to our actual sales expenses for any particular year. The sales charge is a percentage of the annual premium, based upon the following schedule.



Sales Charge  (AS A PERCENTAGE OF ANNUAL PREMIUM)

----------------------------------------------------------------------------
                   Years                   Maximum Percentages
----------------------------------------------------------------------------
                  1                              30%
----------------------------------------------------------------------------
                  2-4                            10%
----------------------------------------------------------------------------
                  5 and later                     6%
----------------------------------------------------------------------------

Premiums For Optional Insurance Riders. We will deduct from your premiums any premiums for any optional insurance riders that you have chosen.

State Premium Tax Charge. This charge is 2% of the premium. Premium taxes vary from state to state. Two percent (2%) is the average rate we expect to pay.

Risk Charge. We impose a maximum risk charge of 1.5% of the premium. The charge is intended to cover our guarantee that the death benefit will always at least equal the guaranteed minimum death benefit.

Other Charges. We may also deduct two other charges from your premium: (1) an extra premium if you are rated as having a high mortality risk, and (2) an additional charge for premiums if you pay premiums on other than an annual basis.


We begin to accrue and deduct all of the above charges on a Policy's issue date. For the fiscal year ended December 31, 2000, we received a total of $10,614,160 for these charges.


Deductions from
the Value of Your Policy

Mortality And Expense Risks Charges. We deduct from the value of your Policy a daily charge for the mortality and expense risks that we assume. We compute the charge at an effective annual rate of .50% of the value of Subaccount assets attributable to your Policy.

The mortality risk that we assume is that the person named as the insured under the Policy will live for a shorter time than we have estimated. In that case, we will not receive enough premium to compensate us for the death benefit we must pay. The expense risk we assume is that the expenses we incur in issuing and administering the Policies will be greater than we have estimated. Cost Of Insurance Protection. We deduct a charge for the cost of insurance protection. This amount is determined by the insurance rates applicable to your Policy based upon your age, sex, and other factors as well as the net amount of insurance that is at risk (see "Deduction of Cost of Insurance Protection from Cash Value").

Charges For Income Taxes. We do not do not expect to incur any federal income taxes as the result of the earnings or realized capital gains of Separate Account B. However, in the event that we were to incur such taxes, we reserve the right to charge the Separate Account for the taxes. We may also impose charges for other applicable taxes attributable to the Separate Account (see "TAX INFORMATION").

Expenses Paid by the Underlying Funds

The following table shows the fees and expenses for each Fund of the Life Series Fund.


Fund Annual Expenses
(AS A PERCENTAGE OF FUND AVERAGE NET ASSETS


---------------------------------------------------------------------------------------------------

                                                                          FEE WAIVERS
                                                              TOTAL FUND    AND/OR
                                MANAGEMENT      OTHER          OPERATING    EXPENSE       NET
                                   FEES        EXPENSES        EXPENSES   ASSUMPTION    EXPENSES
                                   (1)           (2)              (3)      (1),(2)        (3)
---------------------------------------------------------------------------------------------------
BLUE CHIP FUND                     0.75%         0.04%         0.79%         N/A           0.79%
---------------------------------------------------------------------------------------------------
CASH MANAGEMENT FUND               0.75%         0.14%         0.89%        0.19%          0.70%
---------------------------------------------------------------------------------------------------
DISCOVERY FUND                     0.75%         0.06%         0.81%         N/A           0.81%
---------------------------------------------------------------------------------------------------
FOCUSED EQUITY FUND                0.75%         0.06%         0.81%         N/A           0.81%
---------------------------------------------------------------------------------------------------
GOVERNMENT FUND                    0.75%         0.15%         0.90%        0.15%          0.75%
---------------------------------------------------------------------------------------------------
GROWTH FUND                        0.75%         0.05%         0.80%         N/A           0.80%
---------------------------------------------------------------------------------------------------
HIGH YIELD FUND                    0.75%         0.07%         0.82%         N/A           0.82%
---------------------------------------------------------------------------------------------------
INTERNATIONAL SECURITIES FUND      0.75%         0.22%         0.97%         N/A           0.97%
---------------------------------------------------------------------------------------------------
INVESTMENT GRADE FUND              0.75%         0.08%         0.83%        0.15%          0.68%
---------------------------------------------------------------------------------------------------
UTILITIES INCOME FUND              0.75%         0.06%         0.81%         N/A           0.81%
---------------------------------------------------------------------------------------------------

(1) FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, THE ADVISER WAIVED MANAGEMENT FEES IN EXCESS OF 0.60% FOR CASH MANAGEMENT FUND, IN EXCESS OF 0.60% FOR GOVERNMENT FUND, IN EXCESS OF 0.60% FOR INVESTMENT GRADE FUND. PRIOR TO MAY 1, 2000, THE ADVISER WAIVED MANAGEMENT FEES IN EXCESS OF 0.60% FOR UTILITIES INCOME FUND. THE ADVISER HAS CONTRACTUALLY AGREED WITH LIFE SERIES FUND TO WAIVE MANAGEMENT FEES IN EXCESS OF 0.60% FOR CASH MANAGEMENT FUND, IN EXCESS OF 0.60% FOR GOVERNMENT FUND, IN EXCESS OF 0.60% FOR INVESTMENT GRADE FUND FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

(2) FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, THE ADVISER ASSUMED CERTAIN OTHER EXPENSES IN EXCESS OF 0.10% FOR CASH MANAGEMENT. THE ADVISER HAS CONTRACTUALLY AGREED WITH LIFE SERIES FUND TO ASSUME OTHER EXPENSES IN EXCESS OF 0.10% FOR CASH MANAGEMENT FUND FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

(3) EACH FUND, OTHER THAN INTERNATIONAL SECURITIES FUND, HAS AN EXPENSE OFFSET ARRANGEMENT THAT MAY REDUCE THE FUND'S CUSTODIAN FEE BASED ON THE AMOUNT OF CASH MAINTAINED BY THE FUND WITH ITS CUSTODIAN. ANY SUCH FEE REDUCTIONS ARE NOT REFLECTED UNDER TOTAL FUND OPERATING EXPENSES OR NET EXPENSES. INCLUDING THE EXPENSE OFFSETS, THE ANNUAL NET EXPENSES WOULD BE 0.78% FOR THE BLUE CHIP FUND, 0.70% FOR THE CASH MANAGEMENT FUND, 0.80% FOR THE DISCOVERY FUND, 0.80% FOR THE FOCUSED EQUITY FUND, 0.71% FOR THE GOVERNMENT FUND, 0.81% FOR THE HIGH YIELD FUND, 0.65% FOR THE INVESTMENT GRADE FUND, AND 0.79% FOR THE UTILITIES INCOME FUND.

WHO WE ARE

First Investors Life


First Investors Life, 95 Wall Street, New York, New York 10005, is a stock life insurance company incorporated under the laws of the State of New York in 1962. We write life insurance, annuities, and accident and health insurance. We assume all of the insurance risks under the Policy, and our assets support the Policy's benefits. At December 31, 2000, we had over $1.307 billion of assets and over $3.886 billion of life insurance in force. (See First Investors Life's financial statements under "Financial Statements of First Investors Life.")


First Investors Consolidated Corporation ("FICC") owns all of the voting common stock of First Investors Life, First Investors Corporation ("FIC"), the distributor of the Policies, First Investors Management Company, Inc. ("FIMCO"), the investment adviser of the Life Series Fund, and Administrative Data Management Corp., the transfer agent for Life Series Fund. Mr. Glenn O. Head controls FICC and, therefore, controls First Investors Life and the other companies which are owned by FICC.

We segregate the assets of Separate Account B from our other assets. The assets fall into two categories: (1) assets equal to our reserves and other liabilities under the Policies and (2) additional assets derived from expenses that we charge to Separate Account B. The assets equal to our Policy reserves and liabilities support the Policy. We cannot use these assets to satisfy any of our other liabilities. The assets derived from our charges do not support the Policy, and we can transfer these assets in cash to our General Account. Before making a transfer, we will consider any possible adverse impact that the transfer may have on Separate Account B.

Separate Account B

We established Separate Account B on June 4, 1985 under the provisions of the New York Insurance Law. Separate Account B is a separate investment account. Separate Account B is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act").

We allocate assets to Separate Account B to support the benefits under the Policy. The assets are in turn invested by each Subaccount of Separate Account B into a corresponding Fund at net asset value. Each Subaccount reinvests any distributions it receives from a Fund by purchasing additional shares of the distributing Fund at net asset value. Accordingly, we do not expect to pay you any capital distributions from the Policies. We value shares of the Funds that the Subaccounts hold at their net asset values.

Life Series Fund

Life Series Fund is registered with the SEC as an open-end management investment company under the 1940 Act. Life Series Fund consists of 13 separate Funds, ten of which are available to Policyowners of Separate Account B. The Target Maturity 2007, Target Maturity 2010 and Target Maturity 2015 Funds are the three Funds of Life Series Fund that are not available to Policyowners of Separate

Account B. The Life Series Fund offers its shares only through the purchase of a Policy or a variable annuity contract. It does not offer its shares directly to the general public.

FIMCO, the investment adviser of the Life Series Fund, is a New York Corporation located at 95 Wall Street, New York, New York 10005. FIMCO and Life Series Fund have retained Wellington Management Company, 75 State Street, Boston, Massachusetts 02109 to serve as subadviser of the International Securities, Growth, and Focused Equity Funds. See the Life Series Fund Prospectus for more information about the investment adviser and subadviser.

RISK AND REWARD CONSIDERATIONS

You should consider purchasing a Policy if you want both life insurance protection and investment opportunities. The Policy offers you ten professionally managed investment Subaccounts with different objectives, policies and risks. You pay no tax on the growth of your cash value unless you surrender your Policy. You can also transfer your cash value between Subaccounts as your circumstances change without incurring current income taxes. Moreover, the death benefit passes to your beneficiaries free of any income taxes. The Policy therefore is an excellent tool for passing wealth to your heirs. If you need or desire to access your cash value, you can do so through Policy loans or surrenders.

There are several factors that you should consider before you make a decision to purchase a Policy.

- Because of the insurance costs, the Policy is not suitable for you unless you have a need for life insurance. If you are solely seeking an investment offering tax deferred growth potential, you should consider a different type of investment, such as a variable annuity.

- The Policy is different from fixed-benefit life insurance in that the death benefit may vary as a result of the investment experience of the Subaccounts that you select. The cash value will always vary in accordance with your investment experience.

- The Policy differs from a mutual fund in that, among other things, it provides a death benefit; insurance-related charges are deducted from the premiums you pay as well as from value of the Policy; and we, not you, own the shares of the underlying Life Series Funds.

- You will generally lose money if you fail to make all premium payments required during the 12 year period. This is illustrated in the hypotheticals that appear at the end of this prospectus. The Policy therefore involves a long-term commitment on your part, and you should have the intention and financial ability to make all the required premium payments.

- You bear the investment risk of the Subaccounts you select. The investment objectives, primary investment strategies, and primary risks of the underlying Funds are described in the attached Life Series Fund prospectus.

- If you decide to take Policy loans, you should be aware that they will reduce the death benefit and cash value of your Policy, they may undermine the growth potential of your Policy, and under certain circumstances they may result in taxable distributions to you (see "Policy Loans" and "TAX INFORMATION").

- If you take a partial surrender from your Policy, reduce the face amount of the Policy, eliminate a rider, or make any other material change in the Policy after it is issued, you may convert the Policy into a modified endowment contract. This can have adverse tax consequences. See " TAX INFORMATION."

- If you are replacing existing life insurance with the Policy, you should be aware that you will have to pay again many of the same costs that you paid when you purchased the insurance that is to be replaced.

--------------------------------------------------------------------------------
THE POLICY IN DETAIL
--------------------------------------------------------------------------------


The following discussion provides a more detailed description of the most important provisions of the Policy. The discussion generally assumes that premiums have been duly paid and there have been no Policy loans. The death benefit and cash value are affected if premiums are not duly paid or if a Policy loan is made.

POLICY APPLICATION PROCESS

To purchase a Policy, you must submit a completed life insurance application to us and provide us with evidence of insurability that is satisfactory to us. Before accepting an application, we conduct underwriting to determine the designated insured's insurability. If your application is accepted, we will credit your Policy with the initial premium on the date that the Policy is issued. If a Policy is not issued, we will return your premium. We reserve the right to reject any application or premium for any reason.


PREMIUMS

The Amount of Your Premiums

The premium you pay is determined by the face amount of your Policy, your underwriting classification, and any riders you have selected. Once it is determined, the premium remains level for the premium payment period of 12 years. We can never increase the amount of the premium or extend the premium payment period beyond 12 years. We have a $600 minimum annual premium requirement (which does not include additional premiums for any riders that you may select other than Waiver of Premium).

We allocate assets to our General Account to accumulate as a reserve for the contingency that the insured will die when the guaranteed insurance amount exceeds the death benefit payable without such guarantee. In setting premium rates, we took into consideration actuarial estimates of projected death and surrender benefit payments, lapses, expenses, investment returns, and a contribution to our surplus.

The Frequency Of Your Payments

You pay premiums under the Policy for 12 years. Premium payments are due on or before the due dates at our home office. If you pay early, we will place your premium payment in our General Account and, on the day that it is due, we will allocate the premium to the Subaccount(s) that you have selected.

You may choose to pay your premiums on an annual, semi-annual, quarterly or monthly due date measured from the date of issue of the Policy. When you pay premiums on other than an annual basis, the aggregate premium amounts for a Policy year are higher, reflecting charges for loss of interest and additional billing and collection expenses. This is illustrated in the table below. We deduct the additional charge from these premiums when we receive them.

Premiums
 (AS A PERCENTAGE OF AN ANNUAL PREMIUM)
--------------------------------------------------------------------------------
                                                             AGGREGATE PREMIUMS
FREQUENCY                           EACH PREMIUM               FOR POLICY YEAR

ANNUAL                                 100.00%                    100.00%
--------------------------------------------------------------------------------
SEMIANNUAL                              51.00                     102.00
--------------------------------------------------------------------------------
QUARTERLY                               26.00                     104.00
--------------------------------------------------------------------------------
PRE-AUTHORIZED MONTHLY                   8.83                     105.96
--------------------------------------------------------------------------------

Under our pre-authorized monthly plan ("Lifeline"), you can arrange to have your bank automatically make electronic funds transfers to us from your bank account to pay your premiums.

Automatic Premium Loans
to Pay Premiums

Under the automatic premium loan provision of the Policy, any premium not paid before the end of the grace period (see definition in "Other Provisions") is paid by an automatic loan against the Policy. The automatic premium loan provision is available only if:

you elect the automatic premium loan provision in your application for the Policy or in a written request that we receive at our home office at any time when no premium is in default, and the resulting Policy loan and loan interest to the next premium due date do not exceed the maximum loan value of your Policy (see "Policy Loans").

You may revoke the automatic premium loan provision at any time by written request. The revocation is effective when we receive it at our home office.

ALLOCATION OF NET PREMIUMS TO INVESTMENT OPTIONS

When you purchase a Policy, you select the allocation of the net premium (premium less deductions) (see "The Charges And Expenses") to not more than five of the Subaccounts of Separate Account B. All ten Subaccounts may not be available to Policyholders in every state in which we offer the Policy.

Each Subaccount in turn invests in the corresponding Fund of Life Series Fund. For information on the investment objectives, investment strategies, and investment risks of the Funds, see the Life Series Fund prospectus which is attached at the end of this prospectus. You must allocate at least 10% of the net premium to each Subaccount you select. The actual investment of the net premium in the Subaccounts selected occurs on the Policy's issue date and on each premium due date thereafter.

While your premium will never increase, the net amount which is invested in the Subaccounts you select will increase over time, as charges and expenses decline. Thus, as time goes by, more of your premium will be invested. As an example, based on the Policies illustrated on page 25 through 27, we would allocate to the selected Subaccount(s) the following amounts for each Policy year:


--------------------------------------------------------------------------------
                        MALE ISSUE           MALE ISSUE             MALE ISSUE
                          AGE 10               AGE 25                 AGE 40
BEGINNING               $600 ANNUAL         $1,200 ANNUAL         $1,800 ANNUAL
OF POLICY               PREMIUM FOR          PREMIUM FOR            PREMIUM FOR
YEAR                   STANDARD RISK        STANDARD RISK         STANDARD RISK

1                        $170.81            $  508.46              $  927.23
--------------------------------------------------------------------------------
2-4                       489.00             1,008.00               1,527.00
--------------------------------------------------------------------------------
5 AND LATER               513.00             1,056.00               1,599.00
--------------------------------------------------------------------------------

THE DEATH BENEFIT

The death benefit is the amount we pay to your named beneficiary at the death of the person whom you name as the insured. It is the sum of the guaranteed insurance amount (face amount of the Policy) plus, if positive, a variable insurance amount that is based upon the performance of the Subaccounts that you have selected. We increase the death benefit to reflect (1) any insurance on the life of the insured that you may have added by rider and (2) any premium you have paid that applies to a period of time after the insured's death. We reduce the death benefit to reflect (1) any Policy loan and loan interest and (2) any unpaid premium that applies to a period before the insured's death.
Generally, we pay the death benefit within seven days after we receive all claim requirements at our home office located at 95 Wall Street, New York, NY 10005. We pay interest on death benefit proceeds from the date of death until we pay the death benefit. We pay this interest at the same annual rate that we pay on death benefit proceeds you leave on deposit with us under a Settlement Option. We may pay interest at a higher rate if the law requires.

The Guaranteed Insurance Amount

We guarantee that the death benefit on your policy will never be less than the Policy's face amount, which is the guaranteed insurance amount. The Policy's face amount is constant throughout the life of the Policy. During the first Policy year, the death benefit is equal to the guaranteed insurance amount. Thereafter, we determine the death benefit on each Policy anniversary by adding the variable insurance amount, if positive, to the guaranteed insurance amount.

The death benefit then remains level during the following Policy year. The death benefit payable, therefore, depends on the Policy year in which the insured dies.

The Variable Insurance Amount

The variable insurance amount is based upon the investment results of the Subaccounts that you have selected. During the first Policy year, the variable insurance amount is zero. On the first Policy anniversary, and on each anniversary thereafter, we determine your variable insurance amount by comparing the actual rate of return (the gross rate of return less all fees and charges) on your Subaccounts with an assumed rate of return of 4%, which we call the "base rate of return."

Your variable insurance amount does not change if the actual rate of return on all of your Subaccounts is exactly equal to the base rate of return. Your variable insurance amount increases if the actual rate of return is greater than the base rate of return. The variable insurance amount decreases if the actual rate of return is less than the base rate of return. The difference between these rates of return, if any, is called the differential rate of return. We set the variable insurance amount on each Policy anniversary and do not change it until the next Policy anniversary.

The amount by which your variable insurance amount will increase or decrease during any policy year is determined by dividing the differential investment return (the differential rate of return times the investment base) for a policy year by the applicable net single premium rate that is specified in your Policy. Your policy includes a table of the applicable net single premium rates per $1.00 from ages 0 to 99. The net single premium increases as the insured grows older, meaning that the insured will receive less variable insurance per dollar of differential investment return as the insured grows older. The net single premium does not depend upon the risk classification of a Policy or any changes in the insured's health after issue of a Policy. The net single premium will be lower for a Policy that we issue to a female than for a Policy that we issue to a male of the same age.


The variable insurance amount is calculated on a cumulative basis. This means that the amount reflects the accumulation of increases and decreases from past Policy years. The cumulative amount may be positive or negative, depending on the investment performance, while the Policy is in force, of the Subaccounts that you have selected. If the variable insurance amount is negative, the death benefit is the guaranteed insurance amount. In other words, the death benefit is never less than the guaranteed insurance amount.

The following example illustrates how the variable insurance amount is calculated. For this example, we use the Policy illustration included in this prospectus for a male age 25, and assume a 12% hypothetical gross annual investment return (equivalent to an actual rate of return of approximately
 .103823). The calculations are for policy years 6 and 12:


--------------------------------------------------------------------------------------------------
                                                                       Calculation of Change in
                                                                      Variable Insurance Amount
                                                                        at End of Policy Year

                                                                            6            12

(1) Cash Value at End of Prior Year                                     $5,535.00   $18,327.00
--------------------------------------------------------------------------------------------------
(2) Net Premium                                                          1,056.00     1,056.00
--------------------------------------------------------------------------------------------------
(3) Investment Base at Beginning of Current Policy Year: (1)+(2)         6,591.00    19,383.00
--------------------------------------------------------------------------------------------------
(4) Differential Rate of Return (.103823 - .04)                           .063823      .063823
--------------------------------------------------------------------------------------------------
(5) Differential Investment Return: (3)x(4)                               $420.66    $1,237.08
--------------------------------------------------------------------------------------------------
(6) Net Single Premium at End of Current Year                             0.22416      0.27338
--------------------------------------------------------------------------------------------------
(7) Change in Variable Insurance Amount (to nearest dollar): (5)           $1,877       $4,525
                                                             ---
                                                             (6)
--------------------------------------------------------------------------------------------------


If the hypothetical gross annual investment return in the year illustrated had been 0% (equivalent to an actual rate of return of approximately -1.445%), the results in the calculation above would have been as follows: the death benefit would have decreased by $1,601, and the death benefit for the end of Policy year 6 would have been $54,393.


CASH VALUE

Determining Your Cash Value

The cash value you have in your Policy will vary daily depending on the investment experience of the Subaccounts you have selected. The cash value on any day within the policy year equals the cash value as of the end of the prior Policy year, plus the premiums that you have paid since the Policy's last anniversary, adjusted to reflect the actual rates of return of the Subaccounts you have selected, less the cost of insurance protection.

Assuming no partial surrenders or Policy Loans have been taken, the following example illustrates how the cash value of a Policy at the end of any year is calculated. For this example, we use the Policy illustration included in this prospectus for a male issue age 25, and we assume a 12% hypothetical gross annual investment return (equivalent to an actual Rate of Return of approximately 10.3823%). The "investment base" is the value of your investments on all Subaccounts you have selected. In this case, the cash value we show for the end of Policy year 5 increases to the amount we show for the end of Policy year 6 for the Policy, as follows:



--------------------------------------------------------------------------------
(1) CASH VALUE AT END OF PRIOR YEAR                                       $5,535
--------------------------------------------------------------------------------
(2) NET PREMIUM PAID BY YOU                                                1,056
--------------------------------------------------------------------------------
(3) INVESTMENT BASE AT BEGINNING OF CURRENT POLICY YEAR 6: (1)+(2)         6,591
--------------------------------------------------------------------------------
(4) ACTUAL RATE OF RETURN                                                .103823
--------------------------------------------------------------------------------
(5) INVESTMENT RETURN: (3)X(4)                                               684
--------------------------------------------------------------------------------
(6) BENEFIT BASE AT END OF POLICY YEAR 6: (3)+(5)                          7,275
--------------------------------------------------------------------------------
(7) COST OF INSURANCE PROTECTION DURING POLICY YEAR 6                       (88)
--------------------------------------------------------------------------------
(8) CASH VALUE AT END OF POLICY YEAR 6: (6)-(7)                            7,187
--------------------------------------------------------------------------------

We do not guarantee that you will have any cash value in your Policy. The Policy offers the possibility of increased cash value resulting from good investment performance. However, there is no assurance that any increase will occur. It is also possible, due to poor investment performance, for the cash value to decline to the point of having no value or, in fact, a negative value. In that case, we would credit subsequent net premium payments and investment returns against the negative cash value. You bear all the investment risk.

Deduction of Cost of Insurance
Protection from Cash Value

Your cash value is reduced by an annual charge for the cost of insurance protection. We issue variable life insurance policies to (1) persons with standard mortality risks and (2) persons with higher mortality risks, as our underwriting rules permit. We charge a higher gross premium for the person with the higher mortality risk.

We currently use the 1980 Commissioners' Standard Ordinary Mortality Table to compute the cost of insurance protection for each Policy. For mortality rates for extended term insurance, we use the Commissioners' 1980 Extended Term Table. For Policies issued prior to 1989, we use the 1958 Commissioners' Standard Ordinary Mortality Table to compute the cost of insurance protection for each Policy and the Commissioners' 1958 Extended Term Table for mortality rates for extended term insurance.

In all cases, we base the cost of insurance protection on the net amount of insurance at risk (the Policy's face amount, plus the Variable Insurance Amount, minus the cash value) and the person's sex and attained age. The amount that we deduct each year is different, because the probability of death generally increases as a person's age increases. The net amount of insurance at risk may decrease or increase each year depending on the investment experience of the Subaccount(s) that you have selected.

Accessing Your Cash Value

Full or Partial Surrenders. You may surrender the Policy for its cash value at any time while the insured is living. The amount payable will be the cash value that we next compute after we receive the surrender request at our home office. Surrender will be effective on the date that we receive both the Policy and a written request in a form acceptable to us.

On any Policy anniversary, you may also make a partial surrender of the Policy. Partial surrenders have tax consequences. See "TAX INFORMATION." We permit a partial surrender only if you (1) have no outstanding policy loan and (2) have paid the new premium due on the Policy anniversary.

We must receive all requirements for a partial surrender at our home office on or before the Policy anniversary. The partial surrender will be effective on the Policy anniversary. The guaranteed insurance amount (face amount of the Policy), death benefit, premium, and cash value for the reduced Policy will be reduced. We will pay the portion of the cash value of the original Policy that exceeds the cash value of the reduced Policy to you as a partial surrender. We will allocate the cash value of the reduced Policy among the Subaccounts in the same proportion as the allocation of the cash value of the original Policy.

We will usually pay the surrender value within seven days. However, we may delay payment for the following reasons:

- a recent payment that you made by check has not yet cleared the bank,

- we are not able to determine the amount of the payment because the New York Stock Exchange is closed for trading or the SEC determines that a state of emergency exists, or

- for such other periods as the SEC may by order permit for the protection of security holders.

We will pay interest if we delay payment of the surrender value beyond seven days.

You should be aware that any surrender will have tax consequences and that a partial surrender within the first seven years may convert the Policy into a modified endowment contract. See "TAX INFORMATION." We may deduct withholding taxes from the surrender value.

Policy Loans

You may borrow up to 75% of the cash value during the first three Policy years, or 90% of the cash value after the first three Policy years, if you assign your Policy to us as sole security. We charge interest daily at an effective annual rate of 6% compounded on each Policy anniversary. In general, we send the loan amount within seven days of receipt of the request. We will not permit a new loan unless it is at least $100, or unless you use it to pay premiums. You may repay all or a portion of any loan and accrued interest while the insured is living and the Policy is in force.

When you take out a loan, we transfer a portion of the cash value equal to the loan from the Subaccount(s) that you have selected to our General Account. We charge the loan to each Subaccount in the proportion which the value of each Subaccount bears to the cash value of the Policy as of the date of the loan. A Policy loan does not affect the amount of the premiums due. A Policy loan does, however, reduce the death benefit and cash value by the amount of the loan. A Policy loan may also permanently affect the death benefit above the guaranteed insurance amount and the cash value, whether or not you repay the loan in whole or in part. This occurs because we will not credit net investment return that the Subaccount(s) earn to the amount that we maintain in the General Account during the period that the loan is outstanding. Instead, we credit the amount in the General Account at the assumed interest rate of 4%, in accordance with the tabular cash value calculations that we have filed with the state insurance departments.

A Policy loan will have a negative impact on the death benefit and the cash value during periods when the actual rates of return of the Subaccounts you have selected exceed the assumed rate of 4%. Conversely, a policy loan will diminish the adverse effect of poor performance on the death benefit and cash value during a period when the actual rate of return of the Subaccount is less than 4%. This is because the amount of your loan will be credited with a 4% return rather than the actual return of your Subaccounts. The longer the loan is outstanding, the greater the impact is likely to be.

If you do not pay loan interest when it is due, we increase your loan by the amount of any unpaid interest, and we transfer an equivalent amount of cash value from the Subaccount(s) to the General Account. We credit loan repayments to each Subaccount in proportion to your allocation to each Subaccount as of the date of repayment.

We subtract the amount of any outstanding loan plus interest from any death benefit or any surrender value that we pay. If your outstanding loan with accrued interest ever equals or exceeds the cash value, we will mail notice of such event to you and any assignee at the assignee's last known address. The Policy terminates 31 days after we mail such notice. The Policy does not terminate if you make the required repayment within that 31-day period.

While a Policy loan is generally not taxable, it may be taxable if the loan is outstanding when the Policy is surrendered or the Policy has been converted into a modified endowment contract. A Policy may also cause a Policy to terminate if the cash value of the Policy falls below the total amount borrowed due to fluctuation in the values of the Subaccounts selected or other factors. In such case, the entire amount of the loan is immediately taxable to the extent it exceeds your cost basis in the Policy. You should therefore consult with a qualified tax adviser before taking Policy loans. See "TAX INFORMATION".

Transferring Your Cash Value
Among Investment Options

Twice each Policy year, you may transfer part or all of your cash value from each Subaccount that you have selected to any other Subaccount or Subaccounts. You may make these transfers only if:

- you allocate the cash value to no more than five of the Subaccounts, and

- the allocation to any one Subaccount is not less than 10% of the cash value.

SETTLEMENT OPTIONS

You or your named beneficiary may receive a single sum payment of Policy proceeds on the death of the insured or surrender of the Policy. Alternately, you or your beneficiary may elect to apply all or a portion of the proceeds under any one of the fixed benefit settlement options that the Policy provides. Tax consequences may vary depending on the settlement option that the recipient chooses. The options are as follows:

Proceeds Left At Interest-
Proceeds left on deposit with us to accumulate, with interest payable at a rate of 2 1/2% per year, which may be increased by additional interest.

Payment Of A Designated Amount-
Payments in installments until proceeds applied under the option and interest on unpaid balance at a rate of 2 1/2% per year and any additional interest are exhausted.

Payment For A Designated Number Of Years-

Payments in installments for up to 25 years, including interest at a rate of 2 1/2% per year. Payments may increase by additional interest, which we would pay at the end of each installment year.

Life Income, Guaranteed Period-

Payments guaranteed for 10 or 20 years, as you elect, and for life thereafter. During the guaranteed period of 10 or 20 years, the payments may be increased by additional interest, which we would pay at the end of each installment year.

Life Income, Guaranteed Return-

The sum of the payments made and any payments due at the death of the person on whom the payments are based, never to be less than the proceeds applied.

Life Income Only-

Payments made only while the person on whom the payments are based is alive.

OPTIONAL INSURANCE RIDERS

The following optional provisions may be included in a Policy, in States where available, subject to the payment of an additional premium, certain age and insurance underwriting requirements, and the restrictions and limitations that apply to the Policy, as described above.

Accidental Death Benefit

You may elect to obtain an accidental death benefit rider if the insured's age is 0 to 60. The rider provides for an additional fixed amount of death benefit in the event the insured dies from accidental bodily injury while the Policy is in force and before the Policy anniversary when the insured attains age 70. The premium is $1.75 per $1,000 of benefit and is payable for 12 years. The amount of the benefit is equal to the face amount of the Policy, but cannot exceed an amount equal to $200,000 minus the sum of the insured's accidental death benefit coverage in all companies.

12 Year Level Term Rider

You may elect to obtain a 12 year level term insurance rider where the insured is age 18 to 58 for an amount equal to (1) the Policy face amount or (2) two times the Policy face amount. The rider is convertible, without evidence of insurability, to a new Policy or other permanent plan of insurance. The amount of the insurance under the new Policy may be any amount up to the face amount of the rider. The conversion may occur at any time during the 12 years of rider coverage, but not later than the Policy anniversary when the insured reaches age 65.

Waiver Of Premium

You can choose to obtain a waiver of premium rider where the insured is age 15 to 55. Under the rider, the Company will waive all premiums falling due after the date of commencement of the disability and for as long as the disability continues. Disability, for this purpose, means a total disability of the insured which continues for six months. The waiver of premium only applies to disabilities that commence before the Policy anniversary when the insured reaches age 60.

Payor Benefit

You can also choose to obtain a payor benefit rider where the insured is age 0 to 14 and you are age 18 to 55. It provides insurance on the life of the person who is responsible for paying the premiums. If you die or become disabled before reaching age 60 and before the insured is age 21, the Company waives all premiums that become due before the insured's age 21.

OTHER PROVISIONS

Age And Sex

If you have misstated the age or sex of the insured, the benefits available under the Policy are those that the premiums paid would have purchased for the correct age and sex.

Assignment

You may transfer ownership of your Policy from yourself to someone else. However, the assignment is not binding on us, unless it is in writing and filed with us at our home office. We assume no responsibility for the validity or sufficiency of any assignment. Unless otherwise provided in the assignment, the interest of any revocable beneficiary is subordinate to the interest of any assignee, regardless of when you made the assignment. The assignee receives any sum payable to the extent of his or her interest.

Beneficiary

This is the person you designate in the Policy to receive death benefits upon the death of the insured. You may change this designation, during the insured's lifetime, by filing a written request with our home office in a form acceptable to us.

Right to Examine

You have a period of time to review your Policy and cancel it for a return of premiums paid. The duration and terms of the "right to examine" period vary by state, and are stated on the cover of your Policy. At a minimum, you can cancel your Policy at any time within 45 days of completing Part I of the application or within 10 days after you receive your Policy. You must return your Policy along with a written request for cancellation to us at our home office.

Default And Options On Default

A premium is in default if you do not pay it on or before its due date. There is a 31-day grace period after the due date (see "Grace Period") during which the insurance continues in force. If the insured dies during the grace period, we deduct from the death benefit the portion of the premium applicable to the period from the premium due date to the end of the Policy month in which death occurs.

If you have elected the automatic premium loan provision, the default will be cured by borrowing against the cash value of the Policy. If you have not elected the automatic premium loan provision and you do not surrender a Policy within 60 days after the date of default, we apply the Policy's cash value minus any loan and interest to purchase continued insurance. You may choose either reduced paid-up whole life insurance or extended term insurance for the continued insurance. Under the Policy, you automatically have the extended term insurance if you make no choice. However, that option is available only in standard risk cases. If we rated the Policy for extra mortality risks, the paid-up insurance is the automatic option. Both options are for fixed life insurance, and neither option requires the further payment of premiums.

The reduced paid-up whole life insurance option provides a fixed and level amount of paid-up whole life insurance. The amount of coverage is the amount that the surrender value purchases on the date the option becomes effective. The extended term insurance option provides a fixed and level amount of term insurance equal to the death benefit (minus any indebtedness) as of the date the option becomes effective. The insurance coverage under this option continues for as long a period as the surrender value on such date purchases.

For example, use the illustration included in this prospectus for a male issue age 25, and assume the 0% and 12% hypothetical gross annual investment returns. If an option became effective at the end of Policy year 5, the fixed insurance coverage under these Policies would be as follows:



--------------------------------------------------------------------------------
                                                 0%                     12%
--------------------------------------------------------------------------------

Cash Value                                     $  3,992               $   5,535

--------------------------------------------------------------------------------
Reduced Paid-up Insurance                        18,406                  25,521
                                               for life                for life

--------------------------------------------------------------------------------
Extended Term Insurance                          51,908                  55,994
                                           for 25 years            for 29 years

--------------------------------------------------------------------------------

You may surrender a Policy continued under either option for its cash value while the insured is living. You may make a loan under the reduced paid-up whole life insurance option, but not under the extended term insurance option.

Exchange Privilege

The exchange privilege allows you to exchange the Policy for a permanent fixed life insurance policy on the insured's life. The exchange privilege is available:

- within the first 24 months after the Policy's issue date, if you have duly paid all premiums, or

- if any Fund changes its investment adviser or makes a material change in its investment objectives or restrictions.

You do not need to provide evidence of insurability to exercise this privilege. The new policy has a level face amount equal to the face amount of the Policy. It also has the same benefit riders, issue dates, and risk classification for the insured as the Policy does. We base premiums for the new policy on the premium rates for the new policy that were in effect on the Policy date. You may elect either a continuous-premium policy or a limited-payment policy for your exchanged policy.

In some cases, we may adjust the cash on exchange. The adjustment equals the Policy's surrender value minus the new policy's tabular cash value. If the result is positive, we pay that amount to you. If the result is negative, you pay that amount to us. We will determine the amount of a cash adjustment as of the date we receive the Policy and written request at our home office.

If we do not issue a Policy for any reason, we refund to the applicant the amount of the premium without interest.

Grace Period

With the exception of the first premium, we allow a grace period of 31 days for payment of each premium after it is due. The Policy continues in force during the grace period unless you surrender it.

Incontestability

Except for nonpayment of premiums, we do not contest the validity of the Policy and its riders after it has been in force during the lifetime of the insured for two years from the date of issue.

Payment and Deferment

We will usually pay the death benefit, surrender value, or loan proceeds within seven days after we receive all documents required for such payments. However, we may delay payment if (1) a recent payment by check has not yet cleared the bank, (2) we cannot determine the amount because the New York Stock Exchange is closed for trading, or (3) the Commission determines that a state of emergency exists.

Under a Policy continued as paid-up or extended term insurance, we may defer the payment of the surrender value or loan proceeds for up to six months. If we postpone the payment more than 30 days, we will pay interest at a rate of not less than 3% per year on the surrender value. We will pay the interest from the date of surrender to the date we make payment.

Payment of Dividends

The Policies do not provide for dividend payments. Therefore, they are "non-participating" in the earnings of First Investors Life.

Policy Years and Anniversaries

We measure Policy years and anniversaries from the date of issue of the Policy, which will generally be the date on which we approve the application. The date of issue may be backdated on your request to save age. However, the date of issue cannot be earlier than either (1) the date you sign the application or (2) a date 15 days before the date on which we approve the application. Each Policy year will commence on the anniversary of the date of issue.

Reinstatement

You may reinstate a Policy that you did not surrender for its cash value within five years from the date of default, in accordance with the Policy. To reinstate, you must present evidence of insurability acceptable to us, and you must pay to us the greater of:

(1) all premiums from the date of default with interest to the date of reinstatement, plus any Policy debt (plus interest to the date of reinstatement) in effect when you continued the Policy as reduced paid-up insurance or extended term insurance; or

(2) 110% of the increase in cash value resulting from reinstatement.
To reinstate, you must also pay us any Policy debt that arose after the continuation of the Policy as paid-up insurance. We calculate interest on any such debt at the rate of 6% per year compounded annually.

Suicide

If the insured commits suicide within two years from the Policy's date of issue, our liability under the Policy is limited to all premiums paid less any indebtedness.

Valuation Of Assets

We determine the value of the assets of each Subaccount as of the close of business on each business day. We value shares of each underlying Fund at the net asset value per share as determined by the Fund. Each Fund determines the net asset value of its share as described in Life Series Fund's prospectus.

--------------------------------------------------------------------------------
TAX INFORMATION
--------------------------------------------------------------------------------

This section provides an overview of federal tax law as it pertains to the Policy. It assumes that the Policyowner is a natural person who is a U.S. citizen and U.S. resident. The tax law applicable to corporate taxpayers, non-U.S. citizens, and non-U.S. residents may be different. We do not discuss state or local taxes, except as noted. The tax law described herein could change, possibly retroactively. The discussion is general in nature. We do not intend it as tax advice, for which you should consult a qualified tax adviser.

POLICY PROCEEDS

We believe that the Policy qualifies as a life insurance contract for federal income tax purposes because the Policy meets the definition of life insurance in
Section 7702 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or "Code"), and the investments of the Subaccounts satisfy the investment diversification requirements of Section 817(h) of the Code.
Consequently:

- the death benefit will, if and when paid, be excluded from the gross income of the beneficiary for federal income tax purposes;

- the growth of the cash value of the Policy, if any, that is attributable to the investments in the Subaccounts (known as the "inside build-up") will not be subject to federal income tax, unless and until there is a full or partial surrender of the Policy; and,

- transfers among Subaccounts are not taxable events for purposes of federal income tax.

SURRENDERS AND LOANS

The federal tax treatment of surrenders and loans depends upon whether a Policy is a modified endowment contract ("MEC") under Section 7702A of the Code. A MEC is a policy that meets the definition of life insurance but fails to meet the "seven-pay" test of Section 7702A. Under the seven-pay test, the total premiums paid cannot, at any time during the first seven years of a policy, exceed the premiums that would have been paid by that time under a similar fixed-benefit life insurance policy designed to provide for paid-up future benefits after the payment of seven equal annual premiums.

The Policy offered by the prospectus has been designed so that it will not be a MEC at the time it is issued. However, under the MEC rules, a Policy may become a MEC after it has been issued if the Policyowner decreases the face amount, takes a partial surrender, terminates a rider, allows the Policy to lapse into extended term or reduced-paid up insurance, or makes any other material change to the Policy. If a Policy becomes a MEC, any Policy that is issued in exchange for it will also be a MEC. Furthermore, all MECs that are issued by us to an owner in any calendar year will be treated as one Policy under the MEC rules.

Because MECs are taxed differently, you should consult with a qualified tax expert before making any change to your policy that might cause it be treated as a MEC.

Policies that are not MECs

If your Policy is not a MEC, a total surrender of the Policy will subject you to federal income tax on the amount (if any) by which the cash surrender value exceeds your basis in the Policy (premiums paid less previous distributions that were not taxable). If you elect to receive your payment in installments, depending upon the option selected, you may be taxed: on all or a portion of each installment until the income in the Policy has been paid; only after all your basis in the Policy has been paid; or on a portion of each payment.
If you make a partial surrender after the first 15 Policy years, the distribution will not be subject to federal income tax unless the amount of the partial surrender exceeds your basis in the Policy. In other words, partial distributions after 15 years will be treated as from "basis first" and "income second." During the first 15 Policy years, the portion of the partial surrender that is subject to federal income tax will depend upon the ratio of your death benefit to the cash value and the age of the insured at the time of the surrender.

If your Policy is not a MEC, Policy loans are not considered distributions and are not subject to current federal income tax as long as a Policy remains in force. Nor is the interest paid on such loans deductible for federal income tax purposes.

If you surrender or exchange your Policy while a loan is outstanding, the amount of the loan will be treated as a distribution and may be taxable. Moreover, under certain circumstances, if you exchange your policy while a loan is outstanding, the amount of the loan may be taxed on an "income first" basis.

If the cash value of your Policy falls below the aggregate amount of the loan balance as the result of the fluctuation in the value of the underlying Funds or for any other reason, the Policy may terminate (see "Cash Value - Policy Loans"). In that case, all outstanding loans will be immediately taxable to the extent they exceed premiums paid. You should consult with a qualified tax expert before taking a policy loan.

Policies that are MECs

A Policy that is classified as a MEC continues to be a life insurance policy for purposes of the tax treatment of the death benefit and inside build-up. However, distributions are treated differently. Distributions from a policy that is classified as a MEC are taxed on an "income first" basis. If a policy is a MEC, distributions include not only partial and full surrenders but also policy loans. Thus, policy loans from a MEC may be taxable. Furthermore, if a policy becomes a MEC, distributions that occur prior to the date on which it became a MEC may also be subject to the MEC rules. Finally, subject to certain exceptions, taxable withdrawals that are made from a MEC prior to age 59 1/2 are subject to an additional 10% penalty.

TAX WITHHOLDING

Regardless of whether or not a Policy is a MEC, whenever there is a taxable distribution from a Policy, the amount of the gain is subject to federal income tax withholding and reporting. We will not withhold income tax, if you so request in writing, before the payment date. However, in such event, you are subject to any potential tax penalties that may result from our failure to withhold taxes.

ESTATE AND GENERATION SKIPPING TAXES

Because of the complex nature of these laws, we recommend that you consult with a qualified tax adviser about the estate tax implications associated with purchasing a Policy. Currently, there is a unified credit which shelters up to $675,000 of your assets from estate and gift tax. The Taxpayer Relief Act of 1997 gradually increases this credit to $1,000,000 over six years. In addition, an unlimited marital deduction may be available for assets left to a spouse. The marital deduction defers estate and gift taxes until the death of the surviving spouse.

When the insured dies, the death benefit payable under a Policy will generally be included in the insured's estate for purposes of the federal estate tax if
(i) the insured and the Policyowner are the same or (ii) the insured held any "incident of ownership" in the Policy at death or at any time within three years of death. An incident of ownership is, in general, any right that may be exercised by the Policyowner, such as the right to borrow from the Policy or to name a new beneficiary.

If the Policyowner (whether or not he or she is the insured) transfers ownership of the Policy to another person, such transfer may be subject to a federal gift tax. In addition, if the Policyowner transfers the Policy to someone two or more generations younger than the Policyowner, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"). Similarly, if the beneficiary is two or more generations younger than the insured, the payment of the death benefit to the beneficiary may be subject to the GSTT.

OTHER TAX ISSUES

We are taxed as a "life insurance company" under the Internal Revenue Code. We do not expect to incur any federal income tax as a result of the earnings or realized capital gains attributable to Separate Account B. Based upon this expectation, no charge is currently assessed against the Separate Account for such taxes. If we incur such taxes in the future, we may assess a charge for such taxes against the Separate Account. We may incur state and local taxes (in addition to premium taxes) attributable to the Separate Account in several states. At present, these taxes are not significant and we do not impose any charge for such taxes against the Separate Account. We may assess the Separate Account for such taxes in the future. If any charges for federal, state or local taxes are assessed against the Separate Account in the future, they could reduce the net investment performances of the Subaccounts.

We are required to ensure that our Subaccounts meet the investment diversification requirements of the Internal Revenue Code. The investment adviser of the underlying Funds monitors the portfolios to ensure that the diversification requirements are met. If the Subaccounts failed to satisfy these requirements, the Policy would not receive tax treatment as a life insurance contract for the period of the failure and any subsequent period. As a result, you could be taxed on the earnings of the Subaccount or Subaccounts in which you were invested. This is a risk that is common to all variable life insurance policies.

The Life Series Fund sells its shares not only to Separate Account B but also to other separate accounts which fund variable annuity contracts. We do not anticipate any disadvantage resulting from this arrangement. However, it is possible that a material conflict of interest could arise between the interests of Policyowners and Contractowners which invested in the same Life Series Fund. If such a conflict were to arise, we would take whatever steps were necessary to protect the interests of Policyowners and Contractowners, including potentially substituting a different fund for the Life Series Fund. This is a risk that is common to many variable life insurance policies.

The Treasury Department has stated that it may issue guidelines that would limit a Policyowner's control of investments underlying a variable life insurance policy. These guidelines may limit the number of underlying investment funds and frequency of transfers among those funds. The guidelines could apply retroactively if they did not reflect a new Treasury Department position. If the Policy failed to comply with guidelines, the Policyowner would be taxed on the Policy's current income. We reserve the right to change the Policy to comply with any such guidelines.

---------------------------------------------------------------------------------------------------
OUR OFFICERS AND DIRECTORS
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Name                        Office             Principal Occupation for Last Five
                                               Years
---------------------------------------------------------------------------------------------------
Dori Allen                  Corporate Counsel  Corporate Counsel, First Investors Life since May
                                               2000;  Associate Counsel, First Investors Life
                                               from May 1998 to May 2000; Staff Attorney since
                                               February 1997; Supervisor, Toxic Tort Unit, Claims
                                               Administration Corporation, New York, prior
                                               thereto.
---------------------------------------------------------------------------------------------------
Jay G. Baris                Director           Partner, Kramer Levin Naftalis & Frankel LLP, New
                                               York, Attorneys; Secretary and Counsel, First
                                               Financial Savings Bank, S.L.A., New Jersey.
---------------------------------------------------------------------------------------------------
Carol Lerner Brown          Secretary          Assistant Secretary, FIC; Secretary, FIMCO and
                                               FICC.
---------------------------------------------------------------------------------------------------
Glenn T. Dallas             Director           Retired since April 1996; Division President
                                               and Senior Vice President, ADT Security Systems,
                                               Parsippany, New Jersey, prior thereto.
---------------------------------------------------------------------------------------------------
William H. Drinkwater       Director           President since January 2000, First Investors
                            and President      Life; First Vice President and Chief Actuary,
                                               First Investors Life, prior thereto.
---------------------------------------------------------------------------------------------------
Lawrence M. Falcon          Senior             Senior Vice President and Comptroller, First
                            Vice President     Investors Life.
                            and Comptroller
---------------------------------------------------------------------------------------------------
Richard H. Gaebler          Director           Consultant since January 2000; President, First
                                               Investors Life, prior thereto.
---------------------------------------------------------------------------------------------------
Glenn O. Head               Chairman           Chairman and Director, FICC, FIMCO and FIC.
                            and Director
---------------------------------------------------------------------------------------------------
Kathryn S. Head             Director           President and Director, FICC and FIMCO; Vice
                                               President and Director, FIC; Chairman and
                                               Director, First Financial Savings Bank,  S.L.A.
---------------------------------------------------------------------------------------------------
Scott Hodes                 Director           Partner, Ross & Hardies, Chicago, Illinois,
                                               Attorneys.
---------------------------------------------------------------------------------------------------
William M. Lipkus           Vice President     Chief Financial Officer, FIC since December 1997,
                            and Chief          FICC since June 1997; Vice President, First
                            Financial Officer  Investors Life since May 1996; Chief Financial
                                               Officer since May 1998; Chief
                                               Accounting Officer since June
                                               1992.

---------------------------------------------------------------------------------------------------


                                       30

>

---------------------------------------------------------------------------------------------------

Name                        Office             Principal Occupation for Last Five
                                               Years
---------------------------------------------------------------------------------------------------
Joseph J. Rao               Chief Actuary      Chief Actuary, First Investors Life since November
                                               2000; Actuary, First Investors Life from October
                                               1999 to November 2000; Associate Actuary, New York
                                               Life from October 1998 to October 1999; Assistant
                                               Vice President and Actuary, Mutual Life of New
                                               York, prior thereto.
---------------------------------------------------------------------------------------------------
Jackson Ream                Director           Retired since January 1999; Senior Vice
                                               President, Bank of America, NA,
                                               Dallas, Texas prior thereto.
---------------------------------------------------------------------------------------------------
Leanne Russo                Assistant Vice     Assistant Vice President since November 2000;
                            President          Senior Underwriter, First Investors Life since
                                               November 1998; Manager, Long Term
                                               Care and Annuity Departments, GE
                                               Capital Life of NY, August 1996
                                               to October 1998; Assistant Vice
                                               President/Underwriting
                                               Department, American Progressive
                                               Life, prior thereto.
---------------------------------------------------------------------------------------------------
Nelson Schaenen Jr.         Director           Partner, Weiss, Peck & Greer, New York, Investment
                                               Managers.
---------------------------------------------------------------------------------------------------
Karen T. Slattery           Assistant Vice     Assistant Vice President since May 1999; Senior
                            President          Underwriter, First Investors Life, prior thereto
---------------------------------------------------------------------------------------------------
Martin A. Smith             Vice President     Vice President, First Investors Life
                                               since February 1998; Vice
                                               President, The United States Life
                                               Insurance Company, New York, prior thereto.
---------------------------------------------------------------------------------------------------
Ada M. Suchow               Vice President     Vice President, First Investors Life.
---------------------------------------------------------------------------------------------------
John T. Sullivan            Director           Director, FIMCO and FIC, Of Counsel to Hawkins,
                                               Delafield & Wood, New York, Attorneys.
---------------------------------------------------------------------------------------------------
Clark D. Wagner             Director           Chief Investment Officer, FIMCO and Executive
                                               Investors Management Company, Inc.; Vice
                                               President, First Investors Multi-State Insured Tax
                                               Free Fund, First Investors New York Insured Tax
                                               Free Fund, Inc., Executive Investors Trust, First
                                               Investors Government Fund, Inc., First Investors
                                               Series Fund and First Investors Insured Tax Exempt
                                               Fund, Inc.
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

VOTING RIGHTS

Because the Life Series Fund is not required to have annual shareholder meetings, Policyowners generally will not have an occasion to vote on matters that pertain to the Life Series Fund. In certain circumstances, the Fund may be required to hold a shareholders meeting or may choose to hold one voluntarily. For example, a Fund may not change fundamental investment objectives or investment policies without the approval of a majority vote of that Fund's shareholders in accordance with the 1940 Act.

If the Fund holds a meeting at which shareholders are entitled to vote, Policyowners will have the opportunity to provide voting instructions for shares of a Fund held by a Subaccount in which their Policy invests. We will vote the shares of any Fund held in a corresponding Subaccount or directly, at any Fund such shareholders meeting as follows:

- shares attributable to Policyowners for which we have received instructions, in accordance with the instructions;

- shares attributable to Policyowners for which we have not received instructions, in the same proportion that we voted shares held in the Subaccount for which we received instructions; and

- shares not attributable to Policyowners, in the same proportion that we have voted shares held in the Subaccount attributable to Policyowners for which we have received instructions.

We will vote Fund shares that we hold directly in the same proportion that we vote shares held in any corresponding Subaccounts that are attributable to Policyowners and for which we receive instructions. However, we will vote our own shares as we deem appropriate where there are no shares held in any Subaccount. We will present all the shares of any Fund that we hold through a Subaccount or directly at any Fund shareholders meeting for purposes of determining a quorum.

We will determine the number of Fund shares held in a corresponding Subaccount that is attributable to each Policyowner by dividing the value of the Subaccount by the net asset value of one Fund share. We will determine the number of votes that a Policyowner has the right to cast as of the record date established by Life Series Fund.

We will solicit instructions by written communication before the date of the meeting at which votes will be cast. We will send meeting and other materials relating to the Fund to each Policyowner having a voting interest in a Subaccount.

The voting rights that we describe in this prospectus are created under applicable laws. If the laws eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, we reserve the right to proceed in accordance with any such changed laws or regulations. We specifically reserve the right to vote shares of any Fund in our own right, to the extent permitted by law.

RESERVATION OF RIGHTS

We also reserve the following rights, subject to compliance with applicable law, including any required approval of Policyowners:

- to invest the assets of Separate Account B in the shares of any investment company or series thereof or any investment permitted by law;

- to transfer assets from Separate Account B to another separate account, with appropriate adjustments to avoid odd lots and fractions;

- to operate Separate Account B as a "management company" under the 1940 Act, or in any other form permitted by law (we or our affiliate would serve as investment adviser);

- to deregister Separate Account B under the 1940 Act; and

- to operate Separate Account B under the general supervision of a committee any or all of whose members may be interested persons (as defined in the 1940 Act) of First Investors Life or an affiliate, or to discharge the committee.

DISTRIBUTION OF POLICIES

We sell the Policies solely through individuals who, in addition to being licensed with us as insurance agents, are registered representatives of FIC, which is one of our affiliates. FIC is a registered broker-dealer under the Securities Exchange Act of 1934, and a member of the National Association of Securities Dealers. FIC's executive offices are located at 95 Wall Street, New York, NY 10005.


We pay our agents a commission of 28.55% of the first year premium payment and 1% of the premium payments for years 2 through 12. For the fiscal years ended December 31, 1998, 1999, and 2000, FIC received fees of $5,121,393, $5,555,910, and $5,977,123, respectively, in connection with the distribution of Policies. We reserve the right to sell the Policies directly.


We offer the Policies for sale in Alabama, Alaska, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, District of Columbia, Florida, Georgia, Illinois, Indiana, Iowa, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Nebraska, Nevada, New Jersey, New Mexico, New York, North Carolina, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, Tennessee, Texas, Utah, Virginia, Washington, West Virginia, Wisconsin and Wyoming.

CUSTODIAN

Subject to applicable laws and regulations, we are the custodian of the securities of the Subaccounts. We maintain the records and accounts of Separate Account B.

REPORTS

At least once each Policy year, we mail a report to the Policyowner within 31 days after the Policy anniversary. We mail the report to the last address known to us. The report shows (1) the death benefit, (2) the cash value, (3) the policy debt on the anniversary and (4) any loan interest for the prior year. The report also shows your allocation among the Subaccounts on that anniversary. We will not send a report if the Policy is continued as reduced paid-up or extended term insurance.

Our books and accounts are subject to review by the New York State Insurance Department at any time. The Department conducts a full examination of our operations periodically. The Department does not engage in any supervision of our management or investment practices or policies, except to determine compliance with the requirements of the New York Insurance Law. We also are subject to regulation under the insurance laws of other jurisdictions in which we may operate.

EXPERTS

Tait, Weller & Baker, independent certified public accountants have examined the financial statements included in this prospectus. We include the financial statements in reliance upon the authority of said firm as experts in accounting and auditing.

OTHER SEPARATE ACCOUNTS

In addition to Separate Account B, First Investors Life also maintains First Investors Life Variable Annuity Fund A, First Investors Life Variable Annuity Fund C and First Investors Life Variable Annuity Fund D. We offer variable annuity contracts supported by Variable Annuity Fund A through its own prospectus and by Variable Annuity Funds C and D through a combined prospectus.

STATE REGULATION

We are subject to the laws of the State of New York governing insurance companies and to regulations of the New York State Insurance Department. We file an annual statement in a prescribed form with the Department of Insurance each year covering our operations for the preceding year and our financial condition as of the end of such year.

INSURANCE

Gulf Insurance Company has issued a fidelity bond for $5,000,000 covering our officers and employees. Great American Insurance Companies has issued a directors and officers liability policy for $3,000,000 covering our directors and officers.


RELEVANCE OF FINANCIAL STATEMENTS

You should consider our financial statements, which appear in this prospectus, only as bearing on our ability to meet our obligations to Policyowners under the Policies.

You should not consider our financial  statements  as bearing on the investment
performance  of  the   Subaccount(s).   Only  the  investment   results  of  the
Subaccount(s) affect the values of Policyowner intersts under the Policies.

--------------------------------------------------------------------------------
ILLUSTRATIONS OF DEATH BENEFITS,
CASH VALUES AND ACCUMULATED PREMIUMS
--------------------------------------------------------------------------------

The tables on the following pages illustrate the way the Policy operates. They show how the death benefit and the cash value may vary over an extended period of years. The tables are based on assumed annual premiums of $600 for a 10 year old male, $1,200 for a 25 year old male, and $1,800 for a 40 year old male. The tables assume that premiums are paid in one lump sum promptly at the beginning of each year. The tables assume a standard risk classification. The tables assume that each Subaccount will experience hypothetical rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant hypothetical gross annual investment returns of 0%, 6% and 12%.

The death benefit and cash value for your Policy would be different from those shown:

- if you paid your premiums on a semi-annual, quarterly or monthly basis, rather than annually,

- if the gross annual rates of return applicable to your Policy differed from the returns shown, or;

- if the average gross annual rates of return on your Policy were the same as those shown on average, but they fluctuated above or below that these averages for individual Policy years.

The cash values and death benefits shown in the illustrations assume the deduction of all fees and charges. When we take all fees and charges into account, the hypothetical gross annual investment returns of 0%, 6%, and 12% correspond to actual rates of return of approximately -1.445%, 4.4687%, and 10.3823%, respectively.

For purposes of the illustration, we have assumed:

- a daily charge to the Subaccount(s) for mortality and expense risks equivalent to an annual charge of 0.50% at the beginning of each year,

- an investment advisory fee of 0.75% of each Fund's average daily net assets, and

- other expenses of 0.20% of each Fund's average daily net assets.


The assumed other expenses of 0.20% exceed the average of the actual other expenses of all of the Funds. Certain of the Funds had actual expenses greater than 0.20%. As of December 31, 2000, International Securities Fund had other expenses of 0.22%.


The tables also reflect that we currently make no charge to the Subaccount(s) for our corporate federal income taxes. However, we may make such charges in the future. If we do, a Policy would need higher hypothetical gross annual investment returns greater than 0%, 6%, and 12% to produce, on an after tax basis, the results shown.

We have included a column captioned "Total Premiums Paid Plus Interest at 5%" in each table to show you the amount that would accumulate if the annual premium (gross amount) that you allocated to the Subaccounts earned interest, after taxes, at 5% compounded annually.

We will furnish, upon request, a comparable illustration using the proposed insured's age and the face amount or premium amount that you request. The illustration will assume that you pay premiums on an annual basis and that the proposed insured is a standard risk. In addition, we will include a comparable illustration, reflecting the insured's risk classification if other than standard, at the delivery of the Policy, if you make a purchase.

---------------------------------------------------------------------------------------------------
MALE ISSUE AGE 10
$600 ANNUAL PREMIUM FOR STANDARD RISK
$39,638 FACE AMOUNT (GUARANTEED INSURANCE AMOUNT)
---------------------------------------------------------------------------------------------------

End of            Total           Death Benefit                      Cash Values
Gross             Premiums        Assuming Hypothetical Gross        Assuming Hypothetical
Policy  Premium   Paid Plus       Annual Rates of Return of          Annual Rates of Return of
Year    Due       Interest at 5%   0%       6%         12%             0%       6%      12%

 1     $600    $    630          $39,638     $39,645 $  39,729     $   138   $  148   $   158

 2      600       1,291           39,638      39,669    40,061         586      633       682

 3      600       1,986           39,638      39,710    40,642       1,023    1,136     1,256

 4      600       2,715           39,638      39,767    41,482       1,450    1,656     1,884

 5      600       3,481           39,638      39,841    42,599       1,889    2,219     2,597

 6      600       4,285           39,638      39,932    44,005       2,316    2,800     3,375

 7      600       5,129           39,638      40,039    45,711       2,734    3,402     4,227

 8      600       6,016           39,638      40,161    47,732       3,143    4,026     5,160

 9      600       6,947           39,638      40,299    50,081       3,547    4,676     6,184

10      600       7,924           39,638      40,453    52,774       3,946    5,354     7,309

15        0      11,608           39,638      41,363    70,965       4,473    7,632    13,094

20        0      14,816           39,638      42,310    95,773       4,010    9,176    20,771

25        0      18,909           39,638      43,278   129,224       3,610   11,076    33,073

30        0      24,133           39,638      44,269   174,378       3,244   13,343    52,561

Attained Age

65        0      81,723           39,638      49,597   785,431       1,685   30,247   479,001


The hypothetical gross annual rates of return shown in the illustration and elsewhere in the prospectus are illustrative only and are not representations of past or future rates of return. The cash values and death benefits shown in the illustration assume the deduction of all fees and charges and that no Policy Loans have been taken. Actual rates may be higher or lower than hypothetical rates and will depend on a number of factors, including the investment allocations made by a policy owner, the frequency of premium payments chosen and the investment experience of the Policy's Subaccounts. The death benefits and cash values would be different from those shown if the average of the actual gross annual rates of return over a period of years equaled those shown, but the rates varied from year to year. They would also be different if any Policy Loan were made during the period. No representations can be made that those hypothetical rates of return can be achieved for any one year or sustained over any period of time.

---------------------------------------------------------------------------------------------------
MALE ISSUE AGE 25
$1,200 ANNUAL PREMIUM FOR STANDARD RISK
$51,908 FACE AMOUNT (GUARANTEED INSURANCE AMOUNT)

---------------------------------------------------------------------------------------------------
                  Total           Death Benefit                      Cash Values
End of            Premiums        Assuming Hypothetical Gross        Assuming Hypothetical Gross
Policy  Premium   Paid Plus       Annual Rates of Return of          Annual Rates of Return of
Year    Due       Interest at 5%   0%       6%       12%              0%        6%     12%


 1    $1,200   $  1,260      $51,908    $51,921   $52,078    $ 409    $   439     $   469

 2     1,200      2,583       51,908     51,955    52,558     1,308     1,423       1,542

 3     1,200      3,972       51,908     52,011    53,359     2,197     2,454       2,727

 4     1,200      5,431       51,908     52,088    54,495     3,076     3,532       4,037

 5     1,200      6,962       51,908     52,188    55,994     3,992     4,710       5,535

 6     1,200      8,570       51,908     52,308    57,870     4,897     5,941       7,187

 7     1,200     10,259       51,908     52,450    60,141     5,791     7,226       9,008

 8     1,200     12,032       51,908     52,612    62,823     6,673     8,568      11,014

 9     1,200     13,893       51,908     52,794    65,934     7,544     9,969      13,222

10     1,200     15,848       51,908     52,996    69,495     8,404    11,430      15,653

15         0     23,217       51,908     54,188    93,429     9,524    16,333      28,161

20         0     29,631       51,908     55,430   126,119     8,504    19,562      44,508

25         0     37,818       51,908     56,702   170,313     7,539    23,273      69,903

30         0     48,266       51,908     58,005   230,101     6,628    27,467     108,958

Attained Age

65         0     78,620       51,908     60,711   420,822     4,947    37,025     256,641

The hypothetical gross annual rates of return shown in the illustration and elsewhere in the prospectus are illustrative only and are not representations of past or future rates of return. The cash values and death benefits shown in the illustration assume the deduction of all fees and charges and that no Policy Loans have been taken. Actual rates may be higher or lower than hypothetical rates and will depend on a number of factors, including the investment allocations made by a policy owner, the frequency of premium payments chosen and the investment experience of the Policy's Subaccounts. The death benefits and cash values would be different from those shown if the average of the actual gross annual rates of return over a period of years equaled those shown, but the rates varied from year to year. They would also be different if any Policy Loan were made during the period. No representations can be made that those hypothetical rates of return can be achieved for any one year or sustained over any period of time.

---------------------------------------------------------------------------------------------------
MALE ISSUE AGE 40
$1,800 ANNUAL PREMIUM FOR STANDARD RISK
$47,954 FACE AMOUNT (GUARANTEED INSURANCE AMOUNT)
---------------------------------------------------------------------------------------------------

                  Total           Death Benefit                      Cash Values
End of            Premiums        Assuming Hypothetical Gross        Assuming Hypothetical Gross
Policy  Premium   Paid Plus       Annual Rates of Return of          Annual Rates of Return of
Year    Due       Interest at 5%   0%       6%       12%              0%        6%     12%

 1    $1,800   $  1,890     $47,954   $47,968   $ 48,144    $    762    $   817  $    872

 2     1,800      3,874      47,954    48,002     48,621       2,097      2,289     2,488

 3     1,800      5,958      47,954    48,056     49,393       3,406      3,819     4,263

 4     1,800      8,146      47,954    48,129     50,473       4,689      5,409     6,211

 5     1,800     10,443      47,954    48,222     51,886       6,020      7,138     8,431

 6     1,800     12,856      47,954    48,335     53,645       7,328      8,937    10,869

 7     1,800     15,388      47,954    48,467     55,766       8,615     10,809    13,548

 8     1,800     18,048      47,954    48,617     58,266       9,884     12,760    16,491

 9     1,800     20,840      47,954    48,786     61,164      11,137     14,792    19,724

10     1,800     23,772      47,954    48,973     64,480      12,375     16,911    23,276

15         0     34,825      47,954    50,080     86,798      13,764     23,714    41,101

20         0     44,447      47,954    51,233    117,342      11,963     27,690    63,419

25         0     56,727      47,954    52,416    158,741      10,274     31,966    96,809

30         0     72,399      47,954    53,630    214,919       8,695     36,402   145,879

Attained Age

65         0     56,727      47,954    52,416    158,741      10,274     31,966    96,809

The hypothetical gross annual rates of return shown in the illustration and elsewhere in the prospectus are illustrative only and are not representations of past or future rates of return. The cash values and death benefits shown in the illustration assume the deduction of all fees and charges and that no Policy Loans have been taken. Actual rates may be higher or lower than hypothetical rates and will depend on a number of factors, including the investment allocations made by a policy owner, the frequency of premium payments chosen and the investment experience of the Policy's Subaccounts. The death benefits and cash values would be different from those shown if the average of the actual gross annual rates of return over a period of years equaled those shown, but the rates varied from year to year. They would also be different if any Policy Loan were made during the period. No representations can be made that those hypothetical rates of return can be achieved for any one year or sustained over any period of time.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

The Board of Directors
First Investors Life Insurance Company
New York, New York


      We have audited the accompanying balance sheets of First Investors Life Insurance Company as of December 31, 2000 and 1999, and the related statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Investors Life Insurance Company as of December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with generally accepted accounting principles.




                                            TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 21, 2001

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS OF FIRST INVESTORS LIFE
--------------------------------------------------------------------------------
FIRST INVESTORS LIFE INSURANCE COMPANY
BALANCE SHEET

                                     ASSETS


                                                  December 31, 2000     December 31, 1999
                                                  -----------------     -----------------
Investments (note 2):
 Available-for-sale securities..................     $120,050,569         $109,081,845
 Held-to-maturity securities....................       30,005,102           31,147,991
 Short term investments.........................        3,977,534            4,179,510
 Policy loans...................................       34,126,161           28,640,385
                                                   --------------         ------------

    Total investments...........................      188,159,366          173,049,731

Cash............................................        1,460,243             (729,147)
Premiums and other receivables, net of
 allowances of $30,000 in 2000 and 1999.........        6,982,844            6,391,696
Accrued investment income.......................        3,382,256            3,204,950
Deferred policy acquisition costs (note 6)......       26,231,575           24,607,577
Deferred Federal income taxes (note 7)..........        2,250,000            1,868,000
Furniture, fixtures and equipment, at cost,
 less accumulated depreciation of $1,211,896
 in 2000 and $1,169,049 in 1999.................           23,561               57,966
Other assets....................................           86,404              118,396
Separate account assets.........................    1,079,017,460        1,058,703,230
                                                   --------------       --------------

    Total assets................................   $1,307,593,709       $1,267,272,399
                                                   ==============       ==============


                      LIABILITIES AND STOCKHOLDER'S EQUITY

LIABILITIES:
Policyholder account balances (note 6)..........   $  130,739,489       $  123,677,096
Claims and other contract liabilities...........       15,808,748           14,870,396
Accounts payable and accrued liabilities........        4,992,731            3,573,113
Separate account liabilities....................    1,078,423,461        1,058,229,265
                                                   --------------       --------------

    Total liabilities...........................    1,229,964,429        1,200,349,870
                                                   --------------       --------------

STOCKHOLDER'S EQUITY:
Common Stock, par value $4.75; authorized,
 issued and outstanding 534,350 shares..........        2,538,163            2,538,163
Additional paid in capital......................        6,496,180            6,496,180
Accumulated other comprehensive income (note 2).          497,000             (908,000)
Retained earnings ..............................       68,097,937           58,796,186
                                                   --------------       --------------

    Total stockholder's equity..................       77,629,280           66,922,529
                                                   --------------       --------------

    Total liabilities and stockholder's equity..  $ 1,307,593,709       $1,267,272,399
                                                  ===============       ==============

                See accompanying notes to financial statements.

FIRST INVESTORS LIFE INSURANCE COMPANY
STATEMENT OF INCOME


                                                             Year Ended        Year Ended         Year Ended
                                                        December 31, 2000   December 31, 1999  December 31, 1998
                                                        -----------------   -----------------  -----------------
REVENUES
  Policyholder fees...............................        $29,268,741        $26,171,703         $25,393,372
  Premiums........................................          5,581,963          5,656,183           6,091,731
  Investment income (note 2)......................         12,674,062         11,049,520          10,501,572
  Realized gain (loss) on investments.............         (2,563,408)        (1,190,548)            914,891
  Other income....................................            933,455            818,604             893,181
                                                          ------------       ------------        ------------

    Total income..................................         45,894,813         42,505,462          43,794,747
                                                          ------------       ------------        ------------
BENEFITS AND EXPENSES
  Benefits and increases in contract liabilities..         11,256,118         10,571,181          13,803,921
  Dividends to policyholders......................          1,426,792          1,390,300           1,749,579
  Amortization of deferred acquisition costs
  (note 6)........................................          2,205,441            969,205           1,005,483
  Commissions and general expenses................         16,666,711         14,848,007          15,553,605
                                                          ------------       ------------        ------------

    Total benefits and expenses...................         31,555,062         27,778,693          32,112,588
                                                          ------------       ------------        ------------

Income before Federal income tax..................         14,339,751         14,726,769          11,682,159

Federal income tax (note 7):
  Current.........................................          6,145,000          4,865,000           3,682,000
  Deferred........................................         (1,107,000)           203,000             265,000
                                                         -------------       ------------        ------------

                                                            5,038,000          5,068,000           3,947,000
                                                         -------------       ------------        ------------

Net Income........................................       $  9,301,751       $  9,658,769         $ 7,735,159
                                                         =============      ============         ============

Income per share, based on 534,350 shares outstanding
                                                               $17.41             $18.08              $14.48
                                                         =============      ============         ============

                 See accompanying notes to financial statements.

FIRST INVESTORS LIFE INSURANCE COMPANY
STATEMENT OF STOCKHOLDER'S EQUITY


                                                             Year Ended        Year Ended         Year Ended
                                                        December 31, 2000   December 31, 1999  December 31, 1998
                                                        -----------------   -----------------  -----------------
Balance at beginning of year......................       $  66,922,529      $ 60,364,760        $ 52,044,601
                                                         -------------      ------------        ------------
Net income........................................           9,301,751         9,658,769           7,735,159
Other comprehensive income
  Increase (decrease) in unrealized holding gains
  on available-for-sale securities................           1,405,000        (3,101,000)            585,000
                                                         -------------      ------------        ------------
Comprehensive income..............................          10,706,751         6,557,769           8,320,159
                                                         -------------      -------------       ------------

Balance at end of year............................       $  77,629,280      $ 66,922,529        $ 60,364,760
                                                         =============      =============       ============

FIRST INVESTORS LIFE INSURANCE COMPANY
STATEMENT OF CASH FLOWS

                                                             Year Ended        Year Ended         Year Ended
                                                        December 31, 2000   December 31, 1999  December 31, 1998
                                                        -----------------   -----------------  -----------------
Increase (decrease) in cash:
 Cash flows from operating activities:
    Policyholder fees received....................       $  28,803,731      $ 25,827,717       $  25,010,611
    Premiums received.............................           4,745,398         5,931,178           5,433,211
    Amounts received on policyholder accounts.....         137,957,692       124,375,574         132,528,386
    Investment income received....................          12,603,108        11,726,193          10,630,564
    Other receipts................................              66,394            73,652              91,864
    Benefits and contract liabilities paid........        (140,943,446)     (129,416,853)       (142,124,914)
    Commissions and general expenses paid.........         (25,778,373)      (24,060,176)        (24,138,476)
                                                         -------------      -------------       ------------

    Net cash provided by operating activities.....          17,454,504        14,457,285           7,431,246
                                                         -------------      -------------       ------------
  Cash flows from investing activities:
    Proceeds from sale of investment securities             45,793,472        47,855,224          42,655,632
    Purchase of investment securities.............         (55,564,368)      (58,962,363)        (47,605,879)
    Purchase of furniture, equipment and other
    assets........................................              (8,442)          (13,710)            (79,322)
    Net increase in policy loans..................          (5,485,776)       (3,678,677)         (3,433,898)
    Investment in Separate Account................                  --          (500,000)                100
                                                         -------------      -------------       ------------

    Net cash used for investing activities........         (15,265,114)      (15,299,526)         (8,463,367)
                                                         -------------      -------------       ------------
    Net increase (decrease) in cash...............           2,189,390          (842,241)         (1,032,121)

Cash
  Beginning of year...............................            (729,147)          113,094           1,145,215
                                                         -------------     -------------        ------------
  End of year.....................................       $   1,460,243      $   (729,147)        $   113,094
                                                         =============     =============        ============

The Company paid Federal income taxes of $6,244,000 in 2000, $5,075,000 in 1999 and $4,400,000 in 1998.

               See accompanying notes to financial statements.

FIRST INVESTORS LIFE INSURANCE COMPANY
STATEMENT OF CASH FLOWS (CONTINUED)


                                                             Year Ended        Year Ended         Year Ended
                                                        December 31, 2000   December 31,1999   December 31,1998
                                                        -----------------   ----------------   ----------------
Reconciliation of net income to net cash
  provided by operating activities:

      Net income.........................................  $ 9,301,751          $ 9,658,769        $ 7,735,159

      Adjustments to reconcile net income to net cash
          provided by operating activities:
        Depreciation and amortization....................       50,936               66,281             82,342
        Amortization of deferred policy acquisition costs    2,205,441              969,205          1,005,483
        Realized investment (gains) losses...............    2,563,408            1,190,548           (914,891)
        Amortization of premiums and discounts on
          investments....................................      106,356              408,556            421,135
        Deferred Federal income taxes....................   (1,107,000)             203,000            265,000
        Other items not requiring cash - net.............     (119,761)              25,470               (660)

      (Increase) decrease in:
        Premiums and other receivables, net..............     (591,148)             (94,061)        (1,548,536)
        Accrued investment income........................     (177,306)             268,117           (292,143)
        Deferred policy acquisition costs, exclusive
          of amortization................................   (4,222,439)          (3,797,549)        (3,613,000)
        Other assets.....................................       23,903              (43,663)            29,133

      Increase (decrease) in:
        Policyholder account balances....................    7,062,393            4,890,242          3,505,536
        Claims and other contract liabilities............      938,352              935,760          1,386,540
        Accounts payable and accrued liabilities.........    1,419,618             (223,390)          (629,852)
                                                          -------------         ------------        -----------

                                                          $ 17,454,504          $14,457,285         $7,431,246
                                                          =============         ============        ===========

               See accompanying notes to financial statements.

FIRST INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- BASIS OF FINANCIAL STATEMENTS

      The accompanying financial statements have been prepared in conformity with generally accepted accounting principles (GAAP). Such basis of presentation differs from statutory accounting practices permitted or prescribed by insurance regulatory authorities primarily in that:

      (a) policy reserves are computed according to the Company's estimates of mortality, investment yields, withdrawals and other benefits and expenses, rather than on the statutory valuation basis;
      (b) certain expenditures, principally for furniture and equipment and agents' debit balances, are recognized as assets rather than being non-admitted and therefore charged to retained earnings;
      (c) commissions and other costs of acquiring new business are recognized as deferred acquisition costs and are amortized over the premium paying period of policies and contracts, rather than charged to current operations when incurred;
      (d) income tax effects of temporary differences, relating primarily to policy reserves and acquisition costs, are provided;
      (e) the statutory asset valuation and interest maintenance reserves are reported as retained earnings rather than as liabilities;

NOTE 2 -- OTHER SIGNIFICANT ACCOUNTING PRACTICES

      (a) ACCOUNTING ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities, at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates.

      (b) DEPRECIATION. Depreciation is computed on the useful service life of the depreciable asset using the straight line method of depreciation over three to seven years.

      (c) INVESTMENTS. Investments in equity securities that have readily determinable fair values and all investments in debt securities are classified in separate categories and accounted for as follows:

FIRST INVESTORS LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS

     HELD-TO-MATURITY SECURITIES
         Debt securities in which the Company has the positive intent and ability to hold to maturity are recorded at amortized cost.

      AVAILABLE-FOR-SALE SECURITIES
         Debt securities not classified as held to maturity securities and equity securities are recorded at fair value with unrealized gains and losses excluded from earnings and reported as "accumulated other comprehensive income" in stockholder's equity.

      Short term investments are reported at market value which approximates cost.

      Gains and losses on sales of investments are determined using the specific identification method. Investment income for the years indicated consists of the following:

                                              Year Ended           Year Ended        Year Ended
                                          December 31, 2000    December 31, 1999  December 31,1998
                                          -----------------    -----------------  ----------------
Interest on fixed maturities...........  $ 10,914,271           $  9,589,859        $  9,276,036
Interest on short term investments.....       219,257                243,945             226,544
Interest on policy loans...............     2,000,767              1,714,441           1,465,497
                                         ------------           ------------        ------------

    Total investment income............    13,134,295             11,548,245          10,968,077

    Investment expense.................       460,233                498,725             466,505
                                         ------------           ------------        ------------

Net investment income..................  $ 12,674,062           $ 11,049,520        $ 10,501,572
                                         ============           ============        ============


FIRST INVESTORS LIFE INSURANCE COMPANY

         The amortized cost and estimated market values of investments at December 31, 2000 and 1999 are as follows:

                                                                           Gross           Gross         Estimated
                                                         Amortized      Unrealized       Unrealized        Market
                                                            Cost           Gains           Losses          Value
---------------------------------------------------------------------------------------------------------------------
Available-For-Sale Securities
-----------------------------
December 31, 2000
-----------------
 U.S. Treasury Securities and obligations
  of U.S. Government Corporations
  and Agencies.....................................     $ 41,281,216    $ 1,002,336     $     3,116     $  42,280,436
 Debt Securities issued by
  States of the U.S................................          985,472         13,468              --           998,940
 Corporate Debt Securities.........................       70,533,671      1,419,630       2,253,690        69,699,611
 Other Debt Securities.............................        6,964,605        138,995          32,018         7,071,582
                                                        ------------    -----------     -----------     -------------

                                                        $119,764,964    $ 2,574,429     $ 2,288,824     $ 120,050,569
                                                        ============    ===========     ===========     =============

December 31,1999
----------------
 U.S. Treasury Securities and obligations
  of U.S. Government Corporations
  and Agencies....................................      $  35,374,157   $        --     $   297,674     $  35,076,483
 Debt Securities issued by
  States of the U.S...............................            984,941            --          78,161           906,780
 Corporate Debt Securities........................         69,097,105       209,641       1,899,219        67,407,527
 Other Debt Securities............................          5,966,094            --         275,039         5,691,055
                                                        -------------   ------------     -----------    --------------
                                                        $ 111,422,297   $   209,641      $2,550,093     $ 109,081,845
                                                        =============   ============     ===========    ==============

      At December 31, 2000 and 1999, the Company had "Unrealized Holding Gains (Losses) on Available-For-Sale Securities" of $497,000 and ($908,000), net of applicable deferred income taxes and amortization of deferred acquisition costs. The change in the Unrealized Holding Gains (Losses) of $1,405,000, ($3,101,000) and $585,000 for 2000, 1999 and 1998, respectively is reported as other comprehensive income in stockholders' equity. During the year ended December 31, 1999, the Company reclassified certain investments from Available-For-Sale securities to Held-To-Maturity securities. In connection with the reclassification, $731,393 of unrealized gains on such securities are included in Accumulated Other Comprehensive Income in Stockholder's Equity and is being amortized over the remaining life of the securities as an adjustment to yield.

FIRST INVESTORS LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS (CONTINUED)



                                                                            Gross           Gross         Estimated
                                                           Amortized      Unrealized       Unrealized        Market
                                                              Cost           Gains           Losses          Value
---------------------------------------------------------------------------------------------------------------------
Held-To-Maturity Securities
---------------------------
December 31,2000
----------------
 U.S. Treasury Securities and obligations
  of U.S. Government Corporations
  and Agencies*....................................     $   3,338,536   $    89,495      $        --    $ 3,428,031
 Debt Securities issued by
  States of the U.S................................        15,550,243        12,091          538,207     15,024,127
 Corporate Debt Securities.........................         6,072,164        28,530          543,242      5,557,452
 Other Debt Securities.............................         5,044,159        58,168          460,061      4,642,266
                                                        -------------   -----------      -----------    -----------
                                                        $  30,005,102   $   188,284      $ 1,541,510    $28,651,876
                                                        =============   ===========      ===========    ============
December 31,1999
----------------
 U.S. Treasury Securities and obligations
  of U.S. Government Corporations
  and Agencies*....................................     $   3,336,121    $   68,367       $     7,222    $ 3,397,266
  Debt Securities issued by
  States of the U.S................................        15,578,482            --         1,896,633     13,681,849
 Corporate Debt Securities.........................         7,171,138            --           755,842      6,415,296
 Other Debt Securities.............................         5,062,250            --           632,074      4,430,176
                                                       --------------    ----------       -----------    -----------
                                                        $  31,147,991    $   68,367       $ 3,291,771    $27,924,587
                                                       ==============    ==========       ===========    ===========

*These securities are on deposit for various state insurance departments and are therefore restricted as to sale.

FIRST INVESTORS LIFE INSURANCE COMPANY

    The amortized cost and estimated market value of debt securities at December 31, 2000, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                          Held to Maturity                   Available For Sale
                                     ----------------------------------------------------------------
                                        Amortized       Estimated       Amortized        Estimated
                                           Cost        Market Value        Cost         Market Value
                                     ----------------------------------------------------------------
Due in one year or less................$    110,000       $   110,000  $  2,296,802     $  2,300,143
Due after one year through five years..   3,338,538         3,428,031    22,544,273       22,777,929
Due after five years through ten years.   1,087,339         1,027,919    51,123,950       50,373,459
Due after ten years....................  25,469,225        24,085,926    43,799,939       44,599,038
                                       ------------       -----------  -------------    ------------
                                       $ 30,005,102       $28,651,876  $119,764,964     $120,050,569
                                       ============       ===========  ============     ============

         Proceeds from sales of investments in fixed maturities were $45,591,773, $47,855,224 and $42,655,632 in 2000, 1999 and 1998, respectively.
Gross gains of $69,541 and gross losses of $2,632,949 were realized on those sales in 2000. Gross gains of $422,254 and gross losses of $1,612,802 were realized on those sales in 1999. Gross gains of $977,442 and gross losses of $62,551 were realized on those sales in 1998.

    (d) RECOGNITION OF REVENUE, POLICYHOLDER ACCOUNT BALANCES AND POLICY
BENEFITS

        TRADITIONAL ORDINARY LIFE AND HEALTH

           Revenues from the traditional life insurance policies represent premiums that are recognized as earned when due. Health insurance premiums are recognized as revenue over the time period to which the premiums relate. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the lives of the contracts. This association is accomplished by means of the provision for liabilities for future policy benefits and the deferral and amortization of policy acquisition costs.

        UNIVERSAL LIFE AND VARIABLE LIFE

           Revenues from universal life and variable life policies represent amounts assessed against policyholders. Included in such assessments are mortality charges, surrender charges and policy service fees.
           Policyholder account balances on universal life consist of the premiums received plus credited interest, less accumulated policyholder assessments. Amounts included in expense represent benefits in excess of policyholder account balances. The value of policyholder accounts on variable life are included in separate account liabilities as discussed below.

        ANNUITIES
           Revenues from annuity contracts represent amounts assessed against contractholders. Such assessments are principally sales charges, administrative fees, and in the case of variable annuities, mortality and expense risk charges. The carrying value and fair value of fixed annuities are equal to the policyholder account balances, which represent the net premiums received plus accumulated interest.

    (e) SEPARATE ACCOUNTS. Separate account assets and the related liabilities, both of which are valued at market, represent segregated variable annuity and variable life contracts maintained in accounts with individual investment objectives. All investment income (gains and losses of these accounts) accrues directly to the contractholders and therefore does not affect net income of the Company.

FIRST INVESTORS LIFE INSURANCE COMPANY

    (f) COMPREHENSIVE INCOME. For 1998, the Company adopted Statement of Financial Accounting Standards No, 130 ("SFAS 130"), "Reporting Comprehensive Income". SFAS 130 establishes the disclosure requirements for reporting comprehensive income in an entity's financial statements. Total comprehensive income includes net income and unrealized gains and losses on available-for-sale securities. Accumulated other comprehensive income, a component of stockholders' equity, was formerly reported as unrealized gains and losses on available-for-sale securities. There was no impact on previously reported net income from the adoption of SFAS 130.

NOTE 3 -- FAIR VALUE OF FINANCIAL INSTRUMENTS

    The carrying amounts for cash, short-term investments and policy loans as reported in the accompanying balance sheet approximate their fair values. The fair values for fixed maturity and equity-securities are based upon quoted market prices, where available or are estimated using values from independent pricing services.

    The carrying amounts for the Company's liabilities under investment - type contracts approximate their fair values because interest rates credited to account balances approximate current rates paid on similar investments and are generally not guaranteed beyond one year. Fair values for the Company's insurance contracts other than investment - type contracts are not required to be disclosed. However, the fair values of liabilities for all insurance contracts are taken into consideration in the overall management of interest rate risk, which minimizes exposure to changing interest rates.

NOTE 4 -- RETIREMENT PLANS

    The Company participates in a non-contributory profit sharing plan for the benefit of its employees and those of other wholly-owned subsidiaries of its parent. The Plan provides for retirement benefits based upon earnings. Vesting of benefits is based upon years of service. For the years ended December 31, 2000, 1999 and 1998, the Company charged operations approximately $86,000, $74,000 and $79,000 respectively for its portion of the contribution.

    The Company also has a non-contributory retirement plan for the benefit of its sales agents. The plan provides for retirement benefits based upon commission on first-year premiums and length of service. The plan is unfunded. Vesting of benefits is based upon graduated percentages dependent upon the number of allocations made in accordance with the plan by the Company for each participant. The Company charged to operations pension expenses of approximately $505,000 in 2000, $478,000 in 1999 and $475,000 in 1998. The accrued liability of approximately $3,750,000 in 2000 and $3,406,000 in 1999 was sufficient to cover the value of benefits provided by the plan.

    In addition, the Company participates in a 401(k) savings plan covering all of its eligible employees and those of other wholly-owned subsidiaries of its parent whereby employees may voluntarily contribute a percentage of their compensation with the Company matching a portion of the contributions of certain employees. Contributions to this plan were not material.

NOTE 5 -- COMMITMENTS AND CONTINGENT LIABILITIES

    The Company has agreements with affiliates and non-affiliates as follows:

    (a) The Company's maximum retention on any one life is $100,000. The Company reinsures a portion of its risk with other insurance companies and reserves are reduced by the amount of reserves for such reinsured risks. The Company is liable for any obligations that any reinsurance company may be unable to meet. The Company had reinsured approximately 10% of its net life insurance in force at December 31, 2000, 1999 and 1998. The Company also had assumed reinsurance amounting to approximately 18%, 19% and 20% of its net life insurance in force at the respective year ends. None of these transactions had any material effect on the Company's operating results.

FIRST INVESTORS LIFE INSURANCE COMPANY

    (b) The Company and certain affiliates share office space, data processing facilities and management personnel. Charges for these services are based upon the Company's proportionate share of: space occupied, usage of data processing facilities and time allocated to management. During the years ended December 31, 2000, 1999 and 1998, the Company paid approximately $1,723,000, $1,610,000 and
$1,440,000, respectively, for these services. In addition, the Company reimbursed an affiliate approximately $11,644,000 in 2000, $10,501,000 in 1999,and $10,799,000 in 1998 for commissions relating to the sale of its products.

         The Company maintains a checking account with a financial institution, which is also a wholly-owned subsidiary of its parent. The balance in this account was approximately $379,000 at December 31, 2000 and $443,000 at December 31, 1999.

    (c) The Company is subject to certain claims and lawsuits arising in the ordinary course of business. In the opinion of management, all such claims currently pending will not have a material adverse effect on the financial position of the Company or its results of operations.

NOTE 6 -- ADJUSTMENTS MADE TO STATUTORY ACCOUNTING PRACTICES

  Note 1 describes some of the common differences between statutory practices and generally accepted accounting principles. The effects of these differences for the years ended December 31, 2000, 1999 and 1998 are shown in the following table in which net income and capital shares and surplus reported therein on a statutory basis are adjusted to a GAAP basis.



                                                           Net Income                   Capital Shares and Surplus
                                                      Year Ended December 31                    at December 31
                                                      2000        1999         1998         2000            1999          1998
                                                   ---------    ---------    ---------    -----------  -----------   -----------
Reported on a statutory basis.................     $8,620,143   $8,813,513   $6,191,762   $54,107,766  $45,872,816   $37,991,708
                                                   ----------   ----------   ----------   -----------  -----------   -----------
Adjustments:
  Deferred policy acquisition costs (b).......      2,016,998    2,828,344    2,607,517    26,231,575   24,607,577    20,873,233
  Future policy benefits (a)..................     (1,461,925)    (901,121)  (1,259,673)   (6,623,309)  (5,161,385)   (4,260,262)
  Deferred income taxes.......................      1,107,000     (203,000)    (265,000)    2,250,000    1,868,000       473,000
  Premiums due and deferred (e)...............         49,423      102,955       85,385    (1,037,054)  (1,086,477)   (1,189,428)
  Cost of collection and other statutory
    liabilities...............................          8,614       (4,228)      (6,185)       34,261       25,648        29,874
  Non-admitted assets.........................             --           --           --       195,745      236,793       218,959
  Asset valuation reserve.....................             --           --           --     1,453,296    2,065,557     1,691,873
  Interest maintenance reserve................        (31,180)    (192,495)    (223,136)           --           --       436,803
  Gross unrealized holding gains (losses) on
    available-for-sale securities.............             --           --           --     1,017,000   (1,506,000)    4,099,000
  Net realized capital gains (losses).........     (1,525,826)  (1,190,548)     914,891            --           --            --
  Other.......................................        518,504      405,349     (310,402)           --           --            --
                                                   -----------  -----------   ----------    ---------   -----------   -----------
                                                       681,608     845,256    1,543,397    23,521,514   21,049,713    22,373,052
                                                   -----------  -----------   ----------    ---------   -----------   -----------
In accordance with generally accepted
  accounting principles.......................     $ 9,301,751  $9,658,769   $7,735,159   $77,629,280  $66,922,529   $60,364,760
                                                   ===========  ==========   ==========   ===========  ===========   ===========

Per share, based on 534,350 shares
  outstanding.................................          $17.41      $18.08       $14.48       $145.28      $125.24       $112.97
                                                        ======      ======       ======       =======      =======       =======

FIRST INVESTORS LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

         The following is a description of the significant policies used to adjust the net income and capital shares and surplus from a statutory to a GAAP basis.

         (a) Liabilities for future policy benefits have been computed primarily by the net level premium method with assumptions as to anticipated mortality, withdrawals and investment yields. The composition of the policy liabilities and the more significant assumptions pertinent thereto are presented below:

             Distribution of  Liabilities*             Basis of Assumptions
-----------------------------------------------------------------------------------------------------
                                Years
      2000           1999      of Issue      Interest           Mortality Table                       Withdrawal
      ----           ----      --------      --------           ---------------                       ----------
Non-par:
   $1,256,666   $1,314,871     1962-1967     4 1/2%          1955-60 Basic Select plus Ultimate       Linton B
    4,651,899    4,852,177     1968-1988     5 1/2%          1955-60 Basic Select plus Ultimate       Linton B
    1,622,666    2,093,102     1984-1988     7 1/2%          85% of 1965-70 Basic Select              Modified
                                                               plus Ultimate                          Linton B
      145,363      130,064     1989-Present  7 1/2%          1975-80 Basic Select plus Ultimate       Linton B
      114,406      118,686     1989-Present  7 1/2%          1975-80 Basic Select plus Ultimate       Actual
       22,663       25,240     1989-Present  8%              1975-80 Basic Select plus Ultimate       Actual
   34,382,993   33,668,196     1985-Present  6%              Accumulation of Funds                    --
Par:
      221,991      220,214     1966-1967     4 1/2%          1955-60 Basic Select plus Ultimate       Linton A
   12,930,390   12,886,598     1968-1988     5 1/2%          1955-60 Basic Select plus Ultimate       Linton A
    1,017,311      956,577     1981-1984     7 1/4%          90% of 1965-70 Basic Select
                                                               plus Ultimate                          Linton B
    4,898,799    4,864,140     1983-1988     9 1/2%          80% of 1965-70 Basic Select
                                                               plus Ultimate                          Linton B
   20,782,344   19,211,131     1990-Present  8%              66% of 1975-80 Basic Select
                                                               plus Ultimate                          Linton B
Annuities:
   13,535,975   14,360,260     1976-Present  5 1/2%          Accumulation of Funds                    --
Miscellaneous:
   35,864,564   29,724,170     1962-Present  2 1/2%-3 1/2%   1958-CSO                                 None

* THE ABOVE AMOUNTS ARE BEFORE DEDUCTION OF DEFERRED PREMIUMS OF $708,541 IN 2000 AND $748,330 IN 1999.

         (b) The costs of acquiring new business, principally commissions and related agency expenses, and certain costs of issuing policies, such as medical examinations and inspection reports, all of which vary with and are primarily related to the production of new business, have been deferred. Costs deferred on universal life and variable life are amortized as a level percentage of the present value of anticipated gross profits resulting from investment yields, mortality and surrender charges. Costs deferred on traditional ordinary life and health are amortized over the premium-paying period of the related policies in proportion to the ratio of the annual premium revenue to the total anticipated premium revenue. Anticipated premium revenue was estimated using the same assumptions that were used for computing liabilities for future policy benefits. Amortization of $2,205,441 in 2000, $969,205 in 1999 and $1,005,483 in 1998 was
charged to operations.

         (c) Participating business represented 7.0% and 7.9% of individual life insurance in force at December 31, 2000 and 1999, respectively.

         The Board of Directors annually approves a dividend formula for calculation of dividends to be distributed to participating policyholders.

         The portion of earnings of participating policies that can inure to the benefit of shareholders is limited to the larger of 10% of such earnings or $.50 per thousand dollars of participating insurance in force. Earnings in excess of that limit must be excluded from shareholders' equity by a charge against operations. No such charge has been made, since participating business has operated at a loss to date on a statutory basis. It is anticipated, however, that the participating lines will be profitable over the lives of the policies.

         (d) New York State insurance law prohibits the payment of dividends to stockholders from any source other than the statutory unassigned surplus. The amount of said surplus was $44,323,384, $36,088,375 and $28,207,166 at December 31, 2000, 1999 and 1998, respectively.

         (e) Statutory due and deferred premiums are adjusted to conform to the expected premium revenue used in computing future benefits and deferred policy acquisition costs. In this regard, the GAAP due premium is recorded as an asset and the GAAP deferred premium is applied against future policy benefits.

FIRST INVESTORS LIFE INSURANCE COMPANY

NOTE 7 -- FEDERAL INCOME TAXES

         The Company joins with its parent company and other affiliated companies in filing a consolidated Federal income tax return. The provision for Federal income taxes is determined on a separate company basis.

         Retained earnings at December 31, 2000 included approximately $146,000 which is defined as "policyholders' surplus" and may be subject to Federal income tax at ordinary corporate rates under certain future conditions, including distributions to stockholders.


    Deferred tax liabilities (assets) are comprised of the following:

                                                          2000          1999
                                                   --------------   ------------

Policyholder dividend provision..................   $   (494,079)   $  (471,717)
Non-qualified agents' pension plan reserve.......     (1,456,792)    (1,306,579)
Deferred policy acquisition costs................      3,986,234      3,535,251
Future policy benefits...........................     (3,501,839)    (3,042,310)
Bond discount....................................         64,198         47,677
Unrealized holding gains (losses) on Available-
For-Sale Securities..............................        257,000       (468,000)
Capital loss carryover...........................       (905,188)      (100,759)
Other............................................       (199,534)       (61,563)
                                                    -------------  -------------
                                                    $ (2,250,000)  $ (1,868,000)
                                                    =============  =============

         The currently payable Federal Income tax provision of $4,865,000 for 1999 is net of a $311,000 Federal tax benefit resulting from a capital loss carryback of $914,891.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

The Board of Directors
First Investors Life Insurance Company
New York, New York

We have audited the statement of assets and liabilities of First Investors Life Level Premium Variable Life Insurance (a separate account of First Investors Life Insurance Company, registered as a unit investment trust under the Investment Company Act of 1940), as of December 31, 2000, and the related statement of operations for the year then ended and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Investors Life Level Premium Variable Life Insurance as of December 31, 2000, and the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                          TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 21, 2001

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS OF
SEPARATE ACCOUNT B
--------------------------------------------------------------------------------

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000
ASSETS
Investments at net asset value (Note 3):
      First Investors Life Series Fund                             $281,989,863
LIABILITIES
      Payable to First Investors Life Insurance Company               3,853,280
                                                                ---------------
NET ASSETS                                                         $278,136,583
                                                                ===============
      Net assets represented by Contracts                          $278,136,583
                                                                ===============

STATEMENT OF OPERATIONS
Year ended December 31, 2000

INVESTMENT INCOME
      Income:
        Dividends                                                $   24,319,775
                                                                 --------------
           Total income                                              24,319,775
                                                                 --------------
Expenses:
      Cost of insurance charges (Note 4)                              4,964,725
      Mortality and expense risks (Note 4)                            1,441,381
                                                                 --------------
           Total expenses                                             6,406,106
                                                                 --------------
NET INVESTMENT INCOME                                                17,913,669
                                                                 --------------
UNREALIZED APPRECIATION ON INVESTMENTS
      Beginning of year                                             106,362,120
      End of year                                                    70,211,928
                                                                 --------------
Change in unrealized appreciation on investments                   (36,150,192)
                                                                 --------------
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                        $ (18,236,523)
                                                                 ==============


See accompanying notes to financial statements.

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE

STATEMENT OF CHANGES IN NET ASSETS
Years ended December 31,


                                                     2000               1999
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets

   From Operations

      Net investment income                    $  17,913,669      $   2,553,733

      Change in unrealized appreciation

        on investments                          (36,150,192)         43,729,854
                                               -------------      -------------

      Net increase (decrease) in net assets

        resulting from operations               (18,236,523)         46,283,587
                                               --------------     -------------

   From Unit Transactions

      Net insurance premiums                      37,963,145        35,997,842

      Contract payments                          (18,558,577)      (16,327,378)
                                                -------------    --------------

Net increase in net assets derived

   from unit transactions                         19,404,568        19,670,464
                                                -------------    --------------

Net increase in net assets                         1,168,045        65,954,051

Net Assets

   Beginning of year                             276,968,538       211,014,487
                                                ------------     --------------

   End of year                                  $278,136,583      $276,968,538
                                                ============      =============


See accompanying notes to financial statements.

FIRST INVETORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

NOTE 1 -- ORGANIZATION

First Investors Life Level Premium Variable Life Insurance (Separate Account B), a unit investment trust registered under the Investment Company Act of 1940 (the 1940 Act), is a segregated investment account established by First Investors Life Insurance Company (FIL). Assets of the Separate Account B have been used to purchase shares of First Investors Life Series Fund (The Fund), an open-end diversified management investment company registered under the 1940 Act.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

   INVESTMENTS
      Shares of the Fund held by Separate Account B are valued at net asset value per share. All distributions received from the Fund are reinvested to purchase additional shares of the Fund at net asset value.

   NET ASSETS REPRESENTED BY CONTRACTS
      The net assets represented by contracts represents the cash value of the policyholder accounts which is the estimated liability for future policy benefits. The liability for future policy benefits is computed based upon assumptions as to anticipated mortality, withdrawals and investment yields. The mortality assumption is based upon the 1975-80 Basic Select plus Ultimate mortality table.

   FEDERAL INCOME TAXES
      Separate Account B is not taxed separately because its operations are part of the total operations of FIL, which is taxed as a life insurance company under the Internal Revenue Code. Separate Account B will not be taxed as a regulated investment company under Subchapter M of the Code. Under existing Federal income tax law, no taxes are payable on the investment income or on the capital gains of Separate Account B.

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000


NOTE 3 -- INVESTMENTS

Investments consist of the following:
                                       Net Asset          Market
                             Shares       Value           Value         Cost
------------------------------------------------------------------------------
First Investors Life
   Series Fund
      Cash Management       1,525,918    $ 1.00     $ 1,525,918    $ 1,525,918

      High Yield            3,183,414      9.44      30,059,162     34,246,003

      Growth                1,857,596     39.80      73,934,056     45,262,441

      Discovery             1,822,444     30.50      55,582,732     43,407,237

      Blue Chip             2,231,307     28.43      63,439,059     41,114,292

      International         2,188,681     19.74      43,194,037     33,478,834
          Securities

      Focused Equity          136,179      9.13       1,243,258      1,361,852

      Government              113,605     10.22       1,161,411      1,164,639

      Investment Grade        243,439     11.24       2,735,625      2,599,488

      Utility Income          556,127     16.39       9,114,605      7,617,231
                                              ----------------- --------------

                                                   $281,989,863   $211,777,935
                                                   ============   ============


The High Yield Series' investments in high yield securities whether rated or unrated may be considered speculative and subject to greater market fluctuations and risks of loss of income and principal than lower yielding, higher rated, fixed income securities.

NOTE 4 -- MORTALITY AND EXPENSE RISKS AND DEDUCTIONS

In consideration for its assumption of the mortality and expense risks connected with the Variable Life Contracts, FIL deducts an amount equal on an annual basis to .50% of the daily net asset value of Separate Account B. The deduction for the year ended December 31, 2000 was $1,441,381.

A monthly charge is also made to Separate Account B for the cost of insurance protection. This amount varies with the age and sex of the insured and the net amount of insurance at risk. For further discussion, see "Cost of Insurance Protection" in the Prospectus. For the year ended December 31, 2000 cost of insurance charges amounted to $4,964,725.

         -------------------------------------------------------
         LIFE SERIES FUND
         -------------------------------------------------------


         Blue Chip
         Cash Management
         Discovery
         Focused Equity
         Government
         Growth
         High Yield
         International Securities
         Investment Grade
         Target Maturity 2007
         Target Maturity 2010
         Target Maturity 2015
         Utilities Income


         The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


         THE DATE OF THIS PROSPECTUS IS MAY 1, 2001

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------


INTRODUCTION................................................................3

FUND DESCRIPTIONS

Blue Chip Fund..............................................................4
Cash Management Fund........................................................9
Discovery Fund.............................................................14
Focused Equity Fund........................................................19
Government Fund............................................................24
Growth Fund................................................................29
High Yield Fund............................................................34
International Securities Fund..............................................41
Investment Grade Fund......................................................47
Target Maturity 2007 Fund..................................................52
Target Maturity 2010 Fund..................................................57
Target Maturity 2015 Fund..................................................62
Utilities Income Fund......................................................67

FUND MANAGEMENT ...........................................................73
BUYING AND SELLING SHARES .................................................75

How and when do the Funds price their shares?..............................75
How do I buy and sell shares?..............................................75

ACCOUNT POLICIES...........................................................76

What about dividends and capital gain distributions?.......................76
What about taxes?..........................................................76
Mixed and Shared Funding...................................................76

FINANCIAL HIGHLIGHTS ......................................................77

     Blue Chip Fund                     International Securities Fund
     Cash Management Fund               Investment Grade Fund
     Discovery Fund                     Target Maturity 2007 Fund
     Focused Equity Fund                Target Maturity 2010 Fund
     Government Fund                    Target Maturity 2015 Fund
     Growth Fund                        Utilities Income Fund
     High Yield Fund

--------------------------------------------------------------------------------
INTRODUCTION
--------------------------------------------------------------------------------

This prospectus describes the First Investors Funds that are used solely as the underlying investment options for variable annuity contracts or variable life insurance policies offered by First Investors Life Insurance Company ("FIL"). This means that you cannot purchase shares of the Funds directly, but only through such a contract or policy offered by FIL. Each individual Fund description in this prospectus has an "Overview" which provides a brief explanation of the Fund's objectives, its primary strategies and primary risks and how it has performed. Each Fund description also contains a "Fund in Detail" section with more information on the strategies and risks of the Fund.

--------------------------------------------------------------------------------
BLUE CHIP FUND
--------------------------------------------------------------------------------

OVERVIEW

Objective:

The Fund seeks high total investment return consistent with the preservation of capital.

Primary Investment Strategies:

The Fund primarily invests in the common stocks of large, well-established companies that are in the Standard and Poor's 500 Composite Stock Price Index ("S&P 500 Index"). These are defined by the Fund as "Blue Chip" stocks. The Fund selects stocks that it believes will have earnings growth in excess of the average company in the S&P 500 Index. While the Fund attempts to diversify its investments so that its weightings in different industries are similar to those of the S&P 500 Index, it is not an index fund and therefore will not necessarily mirror the S&P 500 Index. The Fund generally stays fully invested in stocks under all market conditions. While the Fund primarily invests in U.S. companies, it also invests in securities of foreign companies.

Primary Risks:

While Blue Chip stocks are regarded as among the most conservative stocks, like all stocks they fluctuate in price, not only because of company-specific developments, but also in response to movements in the overall securities markets, general economic conditions, and changes in interest rates or investor sentiment. This is known as market risk. Fluctuations in the prices of Blue Chip stocks at times can be substantial. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

HOW HAS THE BLUE CHIP FUND PERFORMED?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the Fund's shares for each of the last 10 calendar years. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown. Annual returns assume reinvestment of dividends and distributions, if any.

--------------------------------------------------------------------------------

                                 BLUE CHIP FUND

 1991    1992    1993    1994    1995     1996    1997    1998     1999    2000

26.17%   6.67%   8.51%  -1.45%  34.00%   21.52%  26.72%   18.66%  25.32%  -5.75%



DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 20.03% (FOR THE QUARTER ENDED DECEMBER 31, 1998), AND THE LOWEST QUARTERLY RETURN WAS -12.66% (FOR THE QUARTER ENDED SEPTEMBER 30, 1998). The fund's past performance does not necessarily indicate how the fund will perform in the future.
--------------------------------------------------------------------------------

The following table shows how the average annual total returns for the Blue Chip Fund's shares compare to those of the S&P 500 Index as of December 31, 2000. The Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract or variable life insurance policy. The S&P 500 Index is an unmanaged index consisting of the stocks of large-sized U.S. and foreign companies. The S&P 500 Index does not take into account fees and expenses that an investor would incur in holding the securities in the S&P 500 Index. If it did so, the returns would be lower than those shown.

--------------------------------------------------------------------------------
                          1 Year*            5 Years*             10 Years*
--------------------------------------------------------------------------------
Blue Chip Fund            (5.75%)              16.63%               15.33%
--------------------------------------------------------------------------------
S&P 500 Index             (9.11%)              18.15%               17.43%
--------------------------------------------------------------------------------
*THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

--------------------------------------------------------------------------------
THE FUND IN DETAIL
--------------------------------------------------------------------------------

WHAT ARE THE BLUE CHIP FUND'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objective:

The Fund seeks high total investment return consistent with the preservation of capital.

Principal Investment Strategies:

The Fund invests at least 65% of its total assets in common stocks of large, well-established companies that are in the S&P 500 Index. These are defined by the Fund as "Blue Chip" stocks. The S&P 500 Index consists of both U.S. and foreign corporations. The Fund's investments in securities of foreign companies are generally limited to those which are denominated in U.S. dollars and listed and traded on a U.S. securities exchange or the NASDAQ, either directly or through depository receipts.

The Fund uses fundamental research to select stocks of companies with strong balance sheets, relatively consistent records of achievement, and potential earnings growth that is greater than that of the average company in the S&P 500 Index. The Fund attempts to stay broadly diversified and sector neutral relative to the S&P 500 Index, but it may emphasize certain industry sectors based on economic and market conditions. The Fund intends to remain relatively fully invested in stocks under all market conditions rather than attempt to time the market by maintaining large cash or fixed income securities positions when market declines are anticipated. The Fund usually will sell a stock when the reason for holding it is no longer valid, it shows deteriorating fundamentals, or it falls short of the Fund's expectations. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Blue Chip Fund:

Market Risk:

Because the Fund primarily invests in common stocks, it is subject to market risk. Stock prices may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates or a change in investor sentiment. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets.

While Blue Chip stocks have historically been the least risky and most liquid of stocks, like all stocks they fluctuate in value. Moreover, Blue Chip stocks increasingly include stocks of technology companies which may fluctuate substantially in price.

Foreign Investment Risk:

Foreign investments involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

Other Risks:

While the Fund generally attempts to remain sector neutral relative to the S&P 500 Index, it is not an index fund. The Fund may hold securities other than those in the S&P 500 Index, may hold fewer securities than the Index, and may have sector or industry allocations different from the Index, each of which could cause the Fund to underperform the Index.

--------------------------------------------------------------------------------
CASH MANAGEMENT FUND
--------------------------------------------------------------------------------

OVERVIEW

Objective:

The Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.

Primary Investment Strategies:

The Fund invests in high-quality money market instruments that the Fund determines present minimal credit risk. These instruments include prime commercial paper, short-term corporate obligations, short-term U.S. government agency obligations and Treasury bills and notes. The Fund's portfolio is managed to meet regulatory requirements that permit the Fund to maintain a stable net asset value ("NAV") of $1.00 per share. These regulatory requirements include stringent credit quality standards on investments, limits on the maturity of individual investments and the dollar weighted average maturity of the entire portfolio, and diversification requirements.

Primary Risks:

While money market funds are designed to be relatively low risk investments, they are not entirely free of risk. The following are the risks of investing in the Fund, which are common to all money market funds:

The Fund's NAV could decline (below $1.00 per share) if there is a default by an issuer of one of the Fund's investments, a credit downgrade of one of the Fund's investments, or an unexpected change in interest rates.

The Fund's yield will change daily based upon changes in interest rates and other market conditions.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF AN INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

HOW HAS THE CASH MANAGEMENT FUND PERFORMED?

The bar chart and table below show you how the Fund's performance has varied from year. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the Fund's shares from year to year over the last 10 calendar years. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown. Annual returns assume investment of dividends and distributions, if any.

--------------------------------------------------------------------------------

                              CASH MANAGEMENT FUND

 1991    1992    1993    1994    1995     1996    1997    1998     1999    2000

 5.71%   3.02%   2.70%   3.77%   5.51%    5.00%   5.08%   5.02%    4.67%   5.92%



DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 1.57% (FOR THE QUARTER ENDED MARCH 31, 1991), AND THE LOWEST QUARTERLY RETURN WAS 0.65% (FOR THE QUARTER ENDED JUNE 30, 1993). The fund's past performance does not necessarily indicate how the fund will perform in the future.
--------------------------------------------------------------------------------

The following table shows the average annual total returns for the Cash Management Fund's shares as of December 31, 2000. The Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract or variable life insurance policy.

--------------------------------------------------------------------------------
                                  1 Year*         5 Years*         10 Years*
--------------------------------------------------------------------------------
Cash Management Fund               5.92%            5.14%            4.62%
--------------------------------------------------------------------------------
*THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

--------------------------------------------------------------------------------
THE FUND IN DETAIL
--------------------------------------------------------------------------------

WHAT ARE THE CASH MANAGEMENT FUND'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objective:

The Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.

Principal Investment Strategies:

The Fund invests primarily in high-quality money market instruments that are determined by the Fund's Adviser to present minimal credit risk. The Fund's investments may include prime commercial paper; short-term corporate bonds and notes, including floating and variable rate notes; short-term U.S. agency obligations; Treasury bills and notes, which are securities issued by the U.S. government; banker's acceptances, which are credit instruments guaranteed by a bank; and negotiable certificates of deposit, which are issued by banks in large denominations.

The Fund's portfolio is managed to meet regulatory requirements that permit the Fund to maintain a stable NAV of $1.00 per share. These include requirements relating to the credit quality, maturity, and diversification of the Fund's investments. For example, to be an eligible investment for the Fund, a security must have a remaining maturity of 397 calendar days or less. The security must be rated in one of the two highest credit ratings categories for short-term securities by at least two nationally recognized statistical rating organizations (or by one, if only one rating service has rated the security), or if unrated, be determined by the Fund's Adviser to be of quality equivalent to those in the two highest credit ratings categories. The Fund must also maintain a dollar-weighted average portfolio maturity of 90 days or less.

In buying and selling securities, the Fund will consider ratings assigned by ratings services as well as its own credit analysis. The Fund considers, among other things, the issuer's earnings and cash flow generating capabilities, the security's yield and relative value, and the outlook for interest rates and the economy. In the case of instruments with demand features or credit enhancements, the Fund considers the financial strength of the party providing the demand feature or credit enhancement, including any ratings assigned to such party. Information on the Fund's recent holdings can be found in the most recent annual report (see back cover).

Principal Risks:

Any investment carries with it some level of risk. Although the Fund tries to maintain a $1.00 share price, it may not be able to do so. It is therefore possible to lose money by investing in the Fund. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Cash Management Fund:

Interest Rate Risk:

Like the values of other debt instruments, the market values of money market instruments are affected by changes in interest rates. When interest rates rise, the market values of money market instruments decline, and when interest rates decline, the market values of money market instruments increase. The price volatility of money market instruments also depends on their maturities and durations. Generally, the shorter the maturity and duration of a money market instrument, the lesser its sensitivity to interest rates.

Reinvestment Risk:

Interest rate risk also includes the risk that in a declining interest rate environment the Fund will have to invest the proceeds of maturing investments in lower-yielding investments. The yields received by the Fund on some of its investments will also decline as interest rates decline. For example, the Fund invests in floating and variable rate bonds and notes. When interest rates decline, the yields paid on these securities may decline.

Credit Risk:

A money market instrument's credit quality depends upon the issuer's ability to pay interest on the security and, ultimately, to repay the principal. The lower the rating by one of the independent bond-rating agencies (for example, Moody's Investors Service, Inc. or Standard & Poor's Ratings Group), the greater the chance (in the rating agency's opinion) the security's issuer will default, or fail to meet its repayment obligations. Direct U.S. Treasury obligations (securities backed by the U.S. government) carry the highest credit ratings. All things being equal, money market instruments with greater credit risk offer higher yields.

--------------------------------------------------------------------------------
DISCOVERY FUND
--------------------------------------------------------------------------------

OVERVIEW

Objective:

The Fund seeks long-term growth of capital, without regard to dividend or interest income.

Primary Investment Strategies:

The Fund primarily invests in common stocks of companies with small market capitalizations ("small-cap stocks") which it believes have above-average growth potential ("growth stocks"). The Fund looks for companies that are in the early stages of their development, have a new product or service, are in a position to benefit from some change in the economy, industry transformation, new law, new regulation, or new technology, or are experiencing some other "special situation" which makes their stocks have attractive growth potential. These companies often offer greater potential than larger more established companies.. While the Fund primarily invests in U.S. companies, it also invests in securities of foreign companies.

Primary Risks:

While the potential long-term rewards of investing in the Fund are substantial, there are also substantial risks.

Stock prices fluctuate not only because of company-specific developments but also in response to movements in the overall securities markets, general economic conditions, change in interest rates or investor sentiment.

Small-cap stocks carry more risk because they are often in the early stages of development, dependent on a small number of products or services, lack substantial financial resources, and lack predictable earnings. Small-cap stocks also tend to be less liquid, and experience sharper price fluctuations than stocks of companies with large capitalizations. These fluctuations can be substantial.

Growth stocks are typically more volatile than the general stock market. If expectations concerning their growth prospects are not realized, the prices of these stocks may decline significantly.

Stocks of foreign companies carry additional risks including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

HOW HAS THE DISCOVERY FUND PERFORMED?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the Discovery Fund's shares from year to year over the last 10 calendar years. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown. Annual returns assume reinvestment of dividends and distributions, if any.

--------------------------------------------------------------------------------

                                 DISCOVERY FUND

  1991    1992    1993    1994    1995     1996    1997    1998     1999    2000

 51.73%  15.74%  22.20%  -2.53%  25.23%   12.48%  16.84%   3.05%  27.97%  -0.22%



DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 26.55% (FOR THE QUARTER ENDED DECEMBER 31, 1998), AND LOWEST QUARTERLY RETURN WAS -22.34% (FOR THE QUARTER ENDED SEPTEMBER 30, 1998). The fund's past performance does not necessarily indicate how the fund will perform in the future.
--------------------------------------------------------------------------------

The following table shows how the average annual total returns for Discovery Fund's shares compare to those of the Russell 2000 Index as of December 31, 2000. The Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract or variable life insurance policy. The Russell 2000 Index is an unmanaged index generally representative of the U.S. market for small-cap stocks. The Russell 2000 Index does not take into account fees and expenses that an investor would incur in holding the securities in the Russell 2000 Index. If it did so, the returns would be lower than those shown.


--------------------------------------------------------------------------------
                               1 Year*         5 Years*         10 Years*
--------------------------------------------------------------------------------
Discovery Fund                 (0.22%)          11.58%            16.30%
--------------------------------------------------------------------------------
Russell 2000 Index             (2.92%)          10.31%            14.63%
--------------------------------------------------------------------------------
*THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

--------------------------------------------------------------------------------
THE FUND IN DETAIL
--------------------------------------------------------------------------------

WHAT ARE THE DISCOVERY FUND'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objective:

The Fund seeks long-term growth of capital, without regard to dividend or interest income.

Principal Investment Strategies:

The Fund invests at least 65% of its total assets in common stocks of small-cap companies which it believes have above-average growth potential. The Fund defines small-cap stocks as those with market capitalizations which fall within the range of those of companies in the Standard and Poor's 600 Small-Cap Index ("S&P 600 Small-Cap Index"). As of March 31, 2001, the market capitalizations of companies in the S&P 600 Small-Cap Index was between $32 million and $2.6 billion. The market capitalizations of companies in the S&P 600 Small-Cap Index will change with market conditions.

The Fund looks for companies that are in the early stages of their development, have a new product or service, are in a position to benefit from some change in the economy, industry transformation, new law, new regulation, or new technology, or are experiencing some other "special situation" which makes their stocks have attractive growth potential. Because these companies tend to be smaller, their growth potential is often greater.

In selecting stocks, the Fund relies on fundamental research. It first screens potential investments to identify those that meet the Fund's definition of small-cap stocks and have attractive growth prospects due to some special situation. It then analyzes these stocks looking for companies that have one or more of the following characteristics: improving business fundamentals, strong market shares for their products or services, and strong management. The Fund may emphasize certain industry sectors based on economic and market conditions.

The Fund may sell a stock when it shows deteriorating fundamentals or falls short of the portfolio manager's expectations, appreciates in value to the point that it is no longer a small-cap stock or becomes fully valued by the market.

While the Fund primarily invests in U.S. companies, it also invests in securities of foreign companies. The Fund's investments in securities of foreign companies are generally limited to those which are denominated in U.S. dollars and listed and traded on a U.S. securities exchange or the NASDAQ, either directly or through depository receipts. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Discovery Fund:

Market Risk:

Because the Fund primarily invests in common stocks, an investment in the Fund is subject to market risk. Stock prices may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates, or a change in investor sentiment. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets and periods when stock prices generally go down, referred to as "bear" markets.

Small-Cap Risk:

The market risk associated with small-cap stocks is greater than that associated with larger-cap stocks. Small-cap stocks tend to experience sharper price fluctuations than larger-cap stocks, particularly during bear markets. Small-cap companies are often in the early stages of their development and dependent on a small number of products or services. These companies are also likely to have limited financial resources, a small, inexperienced management group, and an uncertain outlook .

Stocks of small-cap companies often are not as broadly traded as those of larger-cap companies and are often subject to wider price fluctuations. As a result, at times it may be difficult for the Fund to sell these securities at a reasonable price.

Growth Stock Risk:

The Fund's focus on growth stocks increases the potential volatility of its share price. Growth stocks are stocks of companies which are expected to increase their revenues or earnings at above average rates. If expectations are not met, the prices of these stocks may decline significantly.

Foreign Investment Risk:

Foreign investments involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

Frequent Trading:

Due to its strategies, the Fund may engage in frequent trading, which could produce higher transaction costs and lower total return.

Other Risks:

While the Fund generally attempts to invest in small-cap stocks with market capitalizations which fall within the range of those of companies in the S&P 600 Small-Cap Index, it is not an index fund. The Fund may hold securities other than those in the S&P 600 Small-Cap iIndex, may hold fewer securities than the Index, and may have sector or industry allocations different from the Index, each of which could cause the Fund to underperform the Index.

--------------------------------------------------------------------------------
FOCUSED EQUITY FUND
--------------------------------------------------------------------------------

OVERVIEW

Objective:

The Fund seeks capital appreciation.

Primary Investment Strategies:

The Fund seeks to achieve its objective by focusing its investments in the common stocks of 20 to 40 U.S. companies. The Fund employs a two-fold investment approach: First, using a top-down approach, the Fund seeks to identify sectors and industries that will likely benefit over the short-term. As part of this process, the Fund considers not only current economic conditions, but also long-term demographic trends, technological changes and political and social developments in the US and abroad Second, using a bottom-up approach, the Fund relies on fundamental research to identify the most attractive companies within the sectors and industries that have been identified through the top-down analysis. The Fund focuses on large-capitalization, high quality companies that exhibit above average growth, a strong balance sheet and capable management. These companies will likely be in industries that are experiencing strong cyclical or secular growth.

Primary Risks:

While there are substantial potential long-term rewards of investing in a concentrated portfolio of securities, there are also substantial risks. First, the value of the portfolio will fluctuate with movements in the overall securities markets, general economic conditions, and changes in interest rates or investor sentiment. Second, because the Fund is non-diversified and concentrates its investments in the stocks of a small number of issuers, the Fund's performance may be substantially impacted by the change in value of a single holding. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

HOW HAS THE FOCUSED EQUITY FUND PERFORMED?

The bar chart and table below show the performance of the Focused Equity Fund over the last calendar year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown. Annual returns assume reinvestment of dividends and distributions, if any.

--------------------------------------------------------------------------------

                               FOCUSED EQUITY FUND

                                      2000

                                    -10.93%



DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 3.61% (FOR THE QUARTER ENDED MARCH 31, 2000) AND THE LOWEST QUARTERLY RETURN WAS -6.65% (FOR THE QUARTER ENDED DECEMBER 31, 2000). The fund's past performance does not necessarily indicate how the fund will perform in the future.
--------------------------------------------------------------------------------
* DURING THE PERIOD SHOWN, THE FUND'S SUBADVISER WAS ARNHOLD AND S. BLEICHROEDER INC. ("ASB"). ON MAY 1, 2001, WELLINGTON MANAGEMENT LLP REPLACED ASB AS THE FUND'S SUBADVISER. SEE "FUND MANAGEMENT."

The following table shows how the average annual total returns for the Focused Equity Fund's shares compare to those of the S&P 500 Index as of December 31, 2000. The Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract or variable life insurance policy. The S&P 500 Index is an unmanaged index consisting of the stocks of large sized U.S. and foreign companies. The S&P 500 Index is an unmanaged index does not take into account fees and expenses that an investor would incur in holding the securities in the S&P 500 Index. If it did so, the returns would be lower than those shown.

--------------------------------------------------------------------------------
                                                             Inception**
                                   1 Year*                   (11/08/99)
--------------------------------------------------------------------------------
Focused Equity Fund               (10.93%)                     (7.62%)
--------------------------------------------------------------------------------
S&P 500 Index                      (9.11%)                     (2.48%)
--------------------------------------------------------------------------------
*THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

** DURING THE PERIOD SHOWN, THE FUND'S SUBADVISER WAS ARNHOLD AND S. BLEICHROEDER INC.("ASB"). ON MAY 1, 2001, WELLINGTON MANAGEMENT COMPANY LLP REPLACED ASB AS THE FUND'S SUBADVISER. SEE "FUND MANAGEMENT."

--------------------------------------------------------------------------------
THE FUND IN DETAIL
--------------------------------------------------------------------------------

WHAT ARE THE FOCUSED EQUITY FUND'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objective:

The Fund seeks capital appreciation.

Principal Investment Strategies:

The Fund normally invests in 20 to 40 common stocks and other equity securities of large-capitalization U.S. companies. These investments are selected primarily from the Standard & Poor's 500 Composite Stock Price Index. The Fund is a non-diversified investment company. The Fund will generally concentrate 45 to 60% of its portfolio in its top 10 holdings. Under normal circumstances, at least 80% of the Fund's total assets will be invested in equity securities (including not only common stocks, but preferred stocks and securities convertible into common and preferred stocks.) The Fund will generally remain fully invested, but it may, at times, have cash positions of up to 10% or more due to market, industry or other considerations.

In selecting investments the Fund favors large capitalization, high-quality companies with long-term growth potential. The companies will have accelerating earnings growth, strong possibility of multiple expansions, or hidden or unappreciated value.

The Fund uses a two-tiered strategy in selecting these investments:

First, using a "top down" approach, the Fund analyzes the general economic and investment environment. As part of the process, the Fund evaluates among other things, economic conditions, U.S. fiscal and monetary policy, long-term demographic trends, technological changes, and political and social developments in the U.S. and abroad. Based upon this analysis, the Fund attempts to anticipate trends and changes in markets and the overall economy. The Fund then seeks to identify those industries and sectors that will likely benefit over the next three to nine months from the current economic environment.

Second, using a "bottom-up" approach, the Fund relies on fundamental analysis to identify 20 to 40 of the most attractive large-capitalization companies within the industries or sectors identified through top-down analysis. The Fund's fundamental analysis involves the assessment of a company's business environment, global expansion plans, management, balance sheet, income statement, anticipated earnings, revenues and other related measures of value. Assessment of investor sentiment may also be an important factor in evaluating purchases.

While the Fund primarily invests in U.S. companies, it also invests in securities of foreign companies. The Fund's investments in securities of foreign companies are generally limited to those which are denominated in U.S. dollars and listed and traded on a U.S. securities exchange or NASDAQ, either directly or through depository receipts.

The Fund continually monitors every company in its portfolio for fundamental attractiveness. The fund typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating investment fundamentals, or alternative investments become sufficiently more attractive.

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Focused Equity Fund:

Market Risks:

Because the Fund primarily invests in stocks, it is subject to market risk. Stock prices in general may decline over short or even extended periods not only due to company specific developments but also due to an economic downturn, a change in interest rates, or a change in investor sentiment, regardless of the success or failure of an individual company's operations. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets.

Non-Diversification Risk:

The Fund is a non-diversified investment company and, as such, its assets may be invested in a limited number of issuers. This means that the Fund's performance may be substantially impacted by the change in value of even a single holding. The price of a share of the Fund can therefore be expected to fluctuate more than a comparable diversified fund. Moreover, the Fund's share price may decline even when the overall market is increasing. An investment in the Fund therefore may entail greater risks than an investment in a diversified investment company.

Foreign Investment Risk:

Foreign investments involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

Frequent Trading:

Due to its strategies, the Fund may engage in frequent trading, which could produce higher transaction costs and a lower total return.

--------------------------------------------------------------------------------
GOVERNMENT FUND
--------------------------------------------------------------------------------

OVERVIEW

Objective:

The Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal.

Primary Investment Strategies:

The Fund primarily invests in pools of mortgage obligations ("mortgage backed securities") issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities. The majority of the Fund's investments consist of mortgage-backed securities that are guaranteed by the Government National Mortgage Association ("GNMA"). Mortgage-backed securities guaranteed by the GNMA are commonly known as Ginnie Maes. The yields on Ginnie Maes are higher than on U.S. Treasury Securities with comparable maturities. Because GNMA guarantees the timely payment of principal and interest to investors in the pools, the Fund's primary strategies revolve around managing interest rate risk, prepayment risk, and extension risk. The Fund attempts to manage these risks by adjusting the duration of its portfolio and the average coupon rate of its Ginnie Mae holdings.

Primary Risks:

While Ginnie Maes are guaranteed as to payment of principal and interest, this guarantee does not apply in any way to the market prices of these securities or the Fund's share price, both of which will fluctuate. There are three main risks of investing in Ginnie Maes: interest rate risk, prepayment risk, and extension risk. When interest rates rise, Ginnie Maes tend to decline in price, and when interest rates fall, they tend to increase in price. This is interest rate risk. When interest rates fall, homeowners also tend to refinance their mortgages. When this occurs, the Fund loses the benefit of higher yielding mortgages and must reinvest in lower interest rate mortgages. This is prepayment risk. Extension risk is the flip side of prepayment risk. Rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This will increase both the Fund's sensitivity to rising interest rates and its potential for price declines. Accordingly, the value of your investment in the Fund as well as the dividends you receive will go up and down, which means that you could lose money.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

HOW HAS THE GOVERNMENT FUND PERFORMED?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the Government Fund's shares from year to year over the life of the Fund. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown. Annual returns assume reinvestment of dividends and distributions, if any.

--------------------------------------------------------------------------------

                                 GOVERNMENT FUND

   1993    1994    1995     1996    1997    1998     1999    2000

   6.35%  -4.10%  15.63%    3.59%   8.61%   7.54%   1.05%   10.54%



DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 5.50% (FOR THE QUARTER ENDED JUNE 30, 1995 AND THE LOWEST QUARTERLY RETURN WAS -3.21% (FOR THE QUARTER ENDED MARCH 31, 1994). The fund's past performance does not necessarily indicate how the fund will perform in the future.
--------------------------------------------------------------------------------

The following table shows how the average annual total returns for Government Fund's shares compare to those of the Salomon Brothers Mortgage Index ("Mortgage Index") and the Salomon Brothers Government Index ("Government Index") as of December 31, 2000. The Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract or variable life insurance policy. The Mortgage Index is a market capitalization-weighted index that consists of all agency pass-throughs and Federal Housing Administration ("FHA") and GNMA project notes. The Government Index is a market capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies. The Indexes do not take into account fees and expenses that an investor would incur in holding the securities in the Indexes. If they did so, the returns would be lower than those shown.

--------------------------------------------------------------------------------
                                                                   Inception
                             1 Year*           5 Years*            (1/7/92)
--------------------------------------------------------------------------------
Government Fund               10.54%             6.21%               6.43%
--------------------------------------------------------------------------------
Mortgage Index                11.29%             6.90%               7.19%**
--------------------------------------------------------------------------------
Government Index              13.15%             6.52%               7.36%**
--------------------------------------------------------------------------------
*THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

**THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 12/31/91 TO 12/31/00.

--------------------------------------------------------------------------------
THE FUND IN DETAIL
--------------------------------------------------------------------------------

WHAT ARE THE GOVERNMENT FUND'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objective:

The Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal.

Principal Investment Strategies:

The Fund invests at least 80% of its total assets in obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities. The majority of the Fund's investments consist of mortgage-backed securities that are guaranteed by the GNMA. These securities are commonly known as Ginnie Maes. They represent interests in pools of mortgages. The principal and interest from the underlying mortgages are passed through to investors in the pools. The GNMA guarantees the timely payment of principal and interest to the investors in the pools. The GNMA will only guarantee pools of mortgages that are insured by the Federal Housing Administration, Veterans Administration, or Farmers Home Administration. The Fund also invests in U.S. Treasury securities and mortgage-backed securities that are guaranteed by Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

Because there is essentially no credit risk associated with an investment in Ginnie Maes, the Fund's investment strategy revolves around managing interest rate risk, prepayment risk, and extension risk. Interest rate risk is managed by adjusting the duration of the securities owned by the Fund. Duration is a measurement of a bond's sensitivity to changes in interest rates that takes into consideration not only the maturity of the bond but also the time value of money that will be received from the bond over its life. The Fund will generally adjust duration by buying or selling U.S. Treasury securities. For example, if the Fund believes that interest rates are likely to rise, it will generally attempt to reduce its duration by purchasing U.S. Treasury securities with shorter maturities or selling U.S. Treasury securities with longer maturities. Prepayment risk and extension risk are managed by adjusting the composition of the Fund's holdings of Ginnie Maes. For example, if interest rates appear likely to decline, the Fund may attempt to reduce prepayment risk by buying Ginnie Maes with lower coupons. Conversely, if interest rates appear likely to increase, the Fund may reduce extension risk by purchasing Ginnie Maes with higher coupons.

The Fund uses a "top-down" approach in making investment decisions based on interest rate, economic and market conditions. In selecting investments, the Fund considers coupon and yield, relative value and weighted average maturity of the pool. The Fund will usually sell an investment when there are changes in the interest rate environment that are adverse to the investment or if it fails to meet the expectations of the portfolio manager. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Fund:

Interest Rate Risk:

Because the Fund invests primarily in mortgage-backed securities, it is subject to interest rate risk. In general, the market prices of these securities rise when interest rates fall, and fall when interest rates rise. Short-term interest rates and long-term interest rates do not necessarily move in the same direction or in the same amounts. Mortgage-backed securities with longer maturities tend to be more sensitive to interest rate changes than those with shorter maturities.

Prepayment Risk:

Because the Fund invests primarily in mortgage-backed securities, it is subject to prepayment risk. When interest rates decline, homeowners tend to refinance their mortgages. When this occurs, investors in the mortgage pools suffer a higher rate of prepayment. As a result, investors in pools not only lose the benefit of the higher yielding underlying mortgages that are being prepaid but they must reinvest the proceeds at lower interest rates. This could cause a decrease in the Fund's income and share price.

Extension Risk:

Extension risk is the flip side of prepayment risk. Rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This will increase both the Fund's sensitivity to rising interest rates and its potential for price declines.

Frequent Trading:

Due to its strategies, the Fund may engage in frequent trading, which could produce higher transaction costs and a lower total return.

--------------------------------------------------------------------------------
GROWTH FUND
--------------------------------------------------------------------------------

OVERVIEW

Objective:

The Fund seeks long-term capital appreciation.

Primary Investment Strategies:

Under normal circumstances, the Fund will remain fully invested in equity securities, with most of its holdings in U.S. common stocks. The Fund seeks to invest in seasoned companies with proven track records and above-average earnings growth. The Fund invests predominantly in larger companies, but will also attempt to enhance its return by investing in mid-sized and smaller companies that the Fund believes have attractive growth potential.

Primary Risks:

Like all stocks, growth stocks fluctuate in price in response to movements in the overall securities markets, general economic conditions, changes in interest rates, company-specific developments and other factors. Mid-cap stocks tend to experience sharper price fluctuations than stocks of large-cap companies. To the extent that the Fund decides to invest in small-cap companies, the risk of price fluctuations is even greater. Fluctuations in the prices of the stocks held by the Fund at times can be substantial. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

HOW HAS THE GROWTH FUND PERFORMED?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the Growth Fund's shares for each of the last 10 calendar years. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown. Annual returns assume reinvestment of dividends and distributions, if any.


--------------------------------------------------------------------------------

                                  GROWTH FUND

 1991     1992   1993    1994    1995     1996    1997    1998    1999    2000

34.68%   9.78%   6.00%  -2.87%  25.12%   24.45%  29.28%  27.35%  26.47%   0.03%



DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 23.98% (FOR THE QUARTER ENDED DECEMBER 31, 1998), AND THE LOWEST QUARTERLY RETURN WAS -11.90% (FOR THE QUARTER ENDED SEPTEMBER 30, 1998). The fund's past performance does not necessarily indicate how the fund will perform in the future.
--------------------------------------------------------------------------------

The following table shows how the average annual total returns for the Fund's shares compare to those of the S&P 500 Index as of December 31, 2000. The Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract or variable life insurance policy. The S&P 500 Index is an unmanaged index consisting of the stocks of large-sized U.S. and foreign companies. The S&P 500 Index does not take into account fees and expenses that an investor would incur in holding the securities in the S&P 500 Index. If it did so, the returns would be lower than those shown.

--------------------------------------------------------------------------------
                           1 Year*              5 Years*            10 Years*
--------------------------------------------------------------------------------
Growth Fund                 0.03%                 20.98%               17.30%
--------------------------------------------------------------------------------
S&P 500 Index              (9.11%)                18.15%               17.43%
--------------------------------------------------------------------------------
*THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

--------------------------------------------------------------------------------
THE FUND IN DETAIL
--------------------------------------------------------------------------------

WHAT ARE THE GROWTH FUND'S OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objectives:

The Fund seeks long-term capital appreciation.

Principal Investment Strategies:

Under normal circumstances, the Fund will remain fully invested in equity securities, with most of its holdings in U.S. common stocks. The Fund favors stocks of seasoned companies with proven records and above-average earnings growth, and stocks of companies with outstanding growth records and potential. The Fund invests predominantly in larger companies, but will also attempt to enhance its return by investing in mid-sized and smaller companies that the investment subadviser believes have attractive growth potential. The Fund will typically invest in most major sectors of the economy and therefore the Fund's investments will be widely diversified by company and industry. The Fund may invest up to 25% of its assets in certain industry sectors based on economic and market conditions.

While the Fund primarily invests in U.S. companies, it also invests in securities of foreign companies. The Fund's investments in securities of foreign companies are generally limited to those which are denominated in U.S. dollars and listed and traded on a U.S. securities exchange or the NASDAQ, either directly or through depository receipts.

The Fund uses fundamental research and analysis to identify prospective investments. The Fund looks to identify industry leaders and those companies which are leaders in industry niches. Research is focused on companies with a proven record of sales and earnings growth, profitability, and cash flow generation. Security selection is based on any one or more of the following characteristics: (1) accelerating earnings growth and the possibility of positive earnings surprises; (2) strong possibility of price to earnings multiple expansion (or increases in other similar valuation measures); (3) hidden or unappreciated value; or (4) improving company and/or industry outlook.

Every company in the portfolio is monitored to ensure its fundamental attractiveness. A stock may be sold if (1) its downside risk equals or exceeds its upside potential; (2) it suffers from a decreasing trend of earnings growth or suffers an earnings disappointment; (3) it experiences excessive valuations; or (4) there is a deteriorating company and/or industry outlook. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Growth Fund:

Market Risk:

Because the Fund invests in stocks, an investment in the Fund is subject to stock market risk. Stock prices in general may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates, or a change in investor sentiment, regardless of the success or failure of an individual company's operations. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets and periods when stock prices generally go down, referred to as "bear" markets.

The market risk associated with mid-cap and small-cap stocks is generally greater than that associated with large-cap stocks because mid-cap and small-cap stocks tend to experience sharper price fluctuations than large-cap stocks, particularly during bear markets. Their earnings tend to be less predictable than those of larger, more established companies. The prices of these stocks can also be influenced by the anticipation of future products and services which, if delayed, could cause the prices to drop. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

Liquidity Risk:

The risk that certain securities may be difficult or impossible to sell at the same time and the price that the seller would like. For example, stocks of small-cap companies often are not as broadly traded as those of larger-cap companies and are often subject to wider price fluctuations. As a result, at times it may be difficult for the Fund to sell these securities at a reasonable price.

--------------------------------------------------------------------------------
HIGH YIELD FUND
--------------------------------------------------------------------------------

OVERVIEW

Objectives:

The Fund primarily seeks high current income and secondarily seeks capital appreciation.

Primary Investment Strategies:

The Fund primarily invests in a diversified portfolio of high-yield, below-investment grade corporate bonds (commonly known as "junk bonds"). These bonds provide a higher level of income than investment grade bonds because they have a higher risk of default. The Fund seeks to reduce the risk of a default by selecting bonds through careful credit research and analysis. The Fund seeks to reduce the impact of a default by diversifying its investments among bonds of many different companies and industries. While the Fund invests primarily in domestic companies, it also invests in securities of issuers domiciled in foreign countries. These securities will generally be dollar-denominated and traded in the U.S. The Fund seeks to achieve capital appreciation by investing in high-yield bonds with stable to improving credit conditions.

Primary Risks:

There are four primary risks of investing in the Fund.

First, the value of the Fund's shares could decline as a result of a deterioration of the financial condition of an issuer of bonds owned by the Fund or as a result of a default by the issuer. This is known as credit risk. High-yield bonds carry higher credit risks than investment grade bonds because the companies that issue them are not as strong financially as companies with investment grade credit ratings. High-yield bonds issued by foreign companies are subject to additional risks including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards and less stringent regulation of foreign markets.

Second, the value of the Fund's shares could decline if the entire high-yield bond market were to decline, even if none of the Fund's bond holdings were at risk of a default. The high-yield market can experience sharp declines at times as the result of a deterioration in the overall economy, declines in the stock market, a change of investor tolerance for risk, or other factors.

Third, high-yield bonds tend to be less liquid than other bonds, which means that they are more difficult to sell.

Fourth, while high-yield bonds are generally less interest rate sensitive than higher quality bonds, their values generally will decline when interest rates rise.

Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

HOW HAS THE HIGH YIELD FUND PERFORMED?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the High Yield Fund's shares for each of the last 10 calendar years. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown. Annual returns assume reinvestment of dividends and distributions, if any.

--------------------------------------------------------------------------------

                                 HIGH YIELD FUND

 1991    1992    1993    1994    1995     1996    1997    1998    1999    2000

33.96%  13.15%  18.16%  -1.56%  19.82%   12.56%  12.47%   3.15%   4.95%  -6.36%



DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 11.16% (FOR THE QUARTER ENDED MARCH 31, 1991), AND THE LOWEST QUARTERLY RETURN WAS -4.65% (FOR THE QUARTER ENDED DECEMBER 31, 2000). The fund's past performance does not necessarily indicate how the fund will perform in the future.
--------------------------------------------------------------------------------

The following table shows how the average annual total returns for the High Yield Fund's shares compare to those of the Credit Suisse First Boston High Yield Index ("High Yield Index") as of December 31, 2000. The Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract or variable life insurance policy. The High Yield Index is designed to measure the performance of the high yield bond market. The High Yield Index does not take into account fees and expenses that an investor would incur in holding the securities in the Index. If it did so, the returns would be lower than those shown.

--------------------------------------------------------------------------------
                           1 Year*           5 Years*            10 Years*
--------------------------------------------------------------------------------
High Yield Fund            (6.36%)             5.12%                10.49%
--------------------------------------------------------------------------------
High Yield Index           (6.19%)             4.09%                10.97%
--------------------------------------------------------------------------------
*THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

--------------------------------------------------------------------------------
THE FUND IN DETAIL
--------------------------------------------------------------------------------

WHAT ARE THE HIGH YIELD FUND'S OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objectives:

The Fund primarily seeks high current income and secondarily seeks capital appreciation.

Principal Investment Strategies:

The Fund primarily invests in a diversified portfolio of high-yield, below-investment grade corporate bonds commonly known as "junk bonds" (those rated below Baa by Moody's Investors Service, Inc. or below BBB by Standard & Poor's Ratings Group). High-yield bonds generally provide higher income than investment grade bonds to compensate investors for their higher risk of default (i.e., failure to make required interest or principal payments). High-yield bond issuers include small or relatively new companies lacking the history or capital to merit investment grade status, former Blue Chip companies downgraded because of financial problems, companies using debt rather than equity to fund capital investment or spending programs, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. The Fund's portfolio may include zero coupon bonds and pay in kind bonds. While the Fund invests primarily in domestic companies, it also invests in securities of issuers domiciled in foreign countries. These securities will generally be dollar-denominated and traded in the U.S. The Fund seeks to reduce the risk of a default by selecting bonds through careful credit research and analysis. The Fund seeks to reduce the impact of a potential default by diversifying its investments among bonds of many different companies and industries. The Fund attempts to invest in bonds that have stable to improving credit quality and potential for capital appreciation because of a credit rating upgrade or an improvement in the outlook for a particular company, industry or the economy as a whole.

Although the Fund will consider ratings assigned by ratings agencies in selecting high-yield bonds, it relies principally on its own research and investment analysis. The Fund considers a variety of factors, including the issuer's managerial strength, anticipated cash flow, debt maturity schedules, borrowing requirements, interest or dividend coverage, asset coverage and earnings prospects. The Fund will usually sell a bond when it shows deteriorating fundamentals or falls short of the portfolio manager's expectations. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Fund:

Credit Risk:

This is the risk that an issuer of bonds will be unable to pay interest or principal when due. The prices of bonds are affected by the credit quality of the issuer. High-yield bonds are subject to greater credit risk than higher quality bonds because the companies that issue them are not as financially strong as companies with investment grade ratings. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Such changes may weaken an issuer's ability to make payments of principal or interest, or cause an issuer of bonds to fail to make timely payments of interest or principal. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds. While credit ratings may be available to assist in evaluating an issuer's credit quality, they may not accurately predict an issuer's ability to make timely payments of principal and interest.

Market Risk:

The entire junk bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market volatility, large sustained sales of junk bonds by major investors, high-profile defaults, or changes in the market's psychology. This degree of volatility in the high-yield market is usually associated more with stocks than bonds. The prices of high-yield bonds held by the Fund could therefore decline, regardless of the financial condition of the issuers of such bonds. Markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when prices generally go down, referred to as "bear" markets.

Liquidity Risk:

High-yield bonds tend to be less liquid than higher quality bonds, meaning that it may be difficult to sell high-yield bonds at a reasonable price, particularly if there is a deterioration in the economy or in the financial prospects of their issuers. As a result, the prices of high-yield bonds may be subject to wide price fluctuations due to liquidity concerns.

Interest Rate Risk:

The market value of a bond is affected by changes in interest rates. When interest rates rise, the market value of a bond declines, and when interest rates decline, the market value of a bond increases. The price volatility of a bond also depends on its maturity and duration. Generally, the longer the maturity and duration of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities and durations generally offer higher yields than bonds with shorter maturities and durations.

Foreign Investment Risk:

Foreign investments involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

--------------------------------------------------------------------------------
INTERNATIONAL SECURITIES FUND
--------------------------------------------------------------------------------

OVERVIEW

Objectives:

The Fund primarily seeks long-term capital growth and secondarily a reasonable level of current income.

Primary Investment Strategies:

The Fund invests in a diversified portfolio of common stocks (and other equity securities) of companies which are located throughout the world, including the United States ("U.S."). The Fund primarily invests in large or medium capitalization stocks which are traded in larger and more established markets throughout the world. The Fund also invests opportunistically in smaller capitalization stocks and stocks which are traded in smaller, less-developed or emerging markets.

Primary Risks:

All stocks fluctuate in price in response to movements in the overall securities markets, general economic conditions, and changes in interest rates or investor sentiment as well as company-specific developments. The risks of investing in securities issued by foreign companies, particularly those which are traded in foreign securities markets, are accentuated. Foreign securities can decline in value because of declines in the values of local currencies, irrespective of how well the companies issuing the securities are doing; foreign securities markets are generally less regulated and less liquid than our comparable U.S. markets; there may be less financial information available on foreign companies than on comparable U.S. companies; and there may be political or economic instability in some countries in which the Fund may invest. Fluctuations in the prices of foreign stocks can be especially sudden and substantial, particularly in the case of stocks that are traded in less-developed or emerging markets. Stocks with smaller market capitalizations tend to experience sharper price fluctuations. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

HOW HAS THE INTERNATIONAL SECURITIES FUND PERFORMED?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the International Securities Fund's shares for each of the last 10 calendar years. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown. Annual returns assume reinvestment of dividends and distributions, if any.

--------------------------------------------------------------------------------

                          INTERNATIONAL SECURITIES FUND

 1991    1992    1993    1994    1995     1996    1997    1998    1999    2000

15.24%  -1.13%  22.17%  -1.29%  18.70%   15.23%   9.09%  18.18%  31.46%  -11.67%



DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 19.51% (FOR THE QUARTER ENDED DECEMBER 31, 1999), AND THE LOWEST QUARTERLY RETURN WAS -14.92% (FOR THE QUARTER ENDED SEPTEMBER 30, 1998). The fund's past performance does not necessarily indicate how the fund will perform in the future.
--------------------------------------------------------------------------------

The following table shows how the average annual total returns for the International Securities Fund's shares compare to those of the Morgan Stanley Capital International All Country World Free Index ("MSCI All Country Index") as of December 31, 2000. The Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract or variable life insurance policy. The MSCI All Country Index is designed to measure the performance of stock markets in the United States, Europe, Canada, Australia, New Zealand and the developed and emerging markets of Eastern Europe, Latin America, Asia and the Far East. The index consists of approximately 60% of the aggregate market value of the covered stock exchanges and is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. The MSCI All Country Index does not take into account fees and expenses that an investor would incur in holding the securities in the index. If it did so, the returns would be lower than those shown.

--------------------------------------------------------------------------------
                                    1 Year*          5 Years*       10 Years*
--------------------------------------------------------------------------------
International Securities Fund       (11.67%)           11.52%           10.90%
--------------------------------------------------------------------------------
MSCI All Country Index              (13.94%)           11.61%           12.04%
--------------------------------------------------------------------------------
*THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

--------------------------------------------------------------------------------
THE FUND IN DETAIL
--------------------------------------------------------------------------------

WHAT ARE THE INTERNATIONAL SECURITIES FUND'S OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objectives:

The Fund primarily seeks long-term capital growth and secondarily a reasonable level of current income.

Principal Investment Strategies:

The Fund invests in a diversified portfolio of common stocks of companies which are located throughout the world, including the U.S. Under normal market conditions, the Fund attempts to maintain broad country diversification. The Fund has a fundamental policy (which may only be changed by shareholder vote) to invest no more than 35% of its total assets in securities of U.S. companies, obligations of the U.S. government, its agencies and instrumentalities, and cash or cash equivalents denominated in U.S. dollars.

The Fund invests primarily in stocks of companies which are considered large to medium in size (as measured by market capitalization). The Fund may also invest in smaller companies when management views them as attractive alternatives to the stocks of larger or more established companies.

The foreign securities that the Fund purchases are typically denominated in foreign currencies and traded in foreign securities markets. The Fund primarily invests in securities which trade in larger or more established markets, but also may invest (to a lesser degree) in smaller, less-developed or emerging markets where management believes there is significant opportunity for growth of capital.

The Fund uses fundamental research and analysis to identify prospective investments. Security selection is based on any one or more of the following characteristics: accelerating earnings growth or the possibility of positive earnings surprises; strong possibility of price -to earnings multiple expansion (or increases in other similar valuation measures); hidden or unappreciated value; or improving local market and/or industry outlook.

Once the best purchase candidates for the Fund are identified, the portfolio construction process begins. In this phase, many factors are considered in creating a total portfolio of securities for the Fund, including, (1) regional and country weightings, (2) industry and sector allocation, (3) interest rates, and (4) company size, and in the case of foreign securities, foreign currency exposure, and the risks of trading and maintaining securities and cash in foreign countries. The total risk of the Fund is monitored at this point in the portfolio construction process.

Every company in the portfolio is monitored to ensure its fundamental attractiveness. A stock may be sold if, in the portfolio manager's opinion, its downside risk equals or exceeds its upside potential; it suffers from a decreasing trend of earnings growth or suffers an earnings disappointment; it experiences excessive valuations; or there is a deteriorating local market and/or industry outlook.

Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the International Securities Fund:

Market Risk:

Because the Fund primarily invests in common stocks, it is subject to market risk. Stock prices in general may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates, or a change in investor sentiment, regardless of the success or failure of an individual company's operations. Stock markets tend to run in cycles, with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets.

While the Fund's strategy of being globally diversified may help to reduce the volatility or variability of the Fund's returns relative to another fund which invests in fewer stocks or whose investments are focused in fewer countries or industry sectors, this strategy may not prevent a loss to the Fund if stock markets worldwide were to decline at the same time.

Foreign Securities Risk:

There are special risk factors associated with investing in foreign securities. Some of these factors are also present when investing in the United States but are heightened issues when investing in non-U.S. markets, especially in smaller, less developed or emerging markets. For example, fluctuations in the exchange rates between the U.S. dollar and foreign currencies may have a negative impact on investments denominated in foreign currencies, by eroding or reversing gains or widening losses from those investments. The risks of investing in foreign securities also include potential political and economic instability, differing accounting and financial reporting standards or inability to obtain reliable financial information regarding a company's balance sheet and operations and less stringent regulation and supervision of foreign securities markets, custodians, and securities depositories. Funds that invest in foreign securities are also subject to higher commission rates on portfolio transactions, potentially adverse changes in tax and exchange control regulations, the potential for restrictions on the flow of international capital and the transition to the euro for European Monetary Union countries. Many foreign countries impose withholding taxes on income from investments in such countries, which the Fund may not recover.

Liquidity Risk:

The Fund is also susceptible to the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This risk is particularly acute in the case of foreign securities which are traded in smaller, less-developed or emerging markets.

Small-Cap and Mid-Cap Risk:

The market risk associated with small-to mid-cap stocks is greater than that associated with larger-cap stocks because small-to mid-cap stocks tend to experience sharper price fluctuations than larger-cap stocks, particularly during bear markets. Small-to mid-cap companies are generally dependent on a smaller number of products or services, their earnings are less predictable, and their share prices more volatile. These companies are also more likely to have limited markets or financial resources, or to depend on a small, inexperienced management group.

Frequent Trading:

Due to its strategies, the Fund may engage in frequent trading, which could produce higher transaction costs and lower total return.

--------------------------------------------------------------------------------
INVESTMENT GRADE FUND
--------------------------------------------------------------------------------

OVERVIEW

Objective:

The Fund seeks to generate a maximum level of income consistent with investment in investment grade debt securities.

Primary Investment Strategies:

The Fund primarily invests in corporate bonds of U.S. companies that are rated in one of the four highest ratings categories by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"). Such bonds are generally called "investment grade bonds." Investment grade bonds offer higher yields than Treasury securities of comparable maturities to compensate investors for the risk of default. While the Fund primarily invests in investment grade bonds, it may also invest to a limited extent in bonds rated below investment grade (commonly called "high yield bonds" or "junk bonds"). The Fund's investments will generally be in bonds of U.S. companies, but may include bonds of foreign companies. The Fund's investments in foreign companies are generally limited to bonds that are dollar-denominated and traded in the U.S. The Fund selects bonds primarily on the basis of its own research and investment analysis. The Fund also takes economic and interest rate outlooks into consideration when selecting investments.

Primary Risks:

There are two main risks of investing in the Fund: credit risk and interest rate risk. The Fund's share price will decline if one or more of its bond holdings is downgraded in rating, or one or more issuers suffers a default, or there is a concern about credit downgrades or defaults in general as a result of a deterioration in the economy as a whole. The Fund's share price will also decline as interest rates rise. Like all bonds, investment grade bonds tend to rise in price when interest rates decline, and decline in price when interest rates rise. High yield bonds are subject to greater credit risk but slightly less interest rate risk than investment grade bonds. High yield bonds are also subject to greater market fluctuations. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

HOW HAS THE INVESTMENT GRADE FUND PERFORMED?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the Investment Grade Fund's shares from year to year over the life of the Fund. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown. Annual returns assume reinvestment of dividends and distributions, if any.

--------------------------------------------------------------------------------

                           INVESTMENT SECURITIES FUND

     1993    1994    1995     1996    1997    1998    1999     2000

    10.93%  -3.53%  19.69%    2.84%   9.81%   9.15%  -2.53%    9.51%



DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 6.50% (FOR THE QUARTER ENDED JUNE 30, 1995), AND THE LOWEST QUARTERLY RETURN WAS -3.57% (FOR THE QUARTER ENDED MARCH 31, 1994). The fund's past performance does not necessarily indicate how the fund will perform in the future.
--------------------------------------------------------------------------------

The following table shows how the average annual total returns for the Investment Grade Fund's shares compare to those of the Lehman Brothers Corporate Bond Index ("Corporate Bond Index") as of December 31, 2000. The Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract or variable life insurance policy. The Corporate Bond Index includes all publicly issued, fixed rate, nonconvertible investment grade dollar-denominated, corporate debt which have at least one year to maturity and an outstanding par value of at least $100 million. The Corporate Bond Index does not take into account fees and expenses that an investor would incur in holding the securities in the Corporate Bond Index. If it did so, the returns would be lower than those shown.

--------------------------------------------------------------------------------
                                                                   Inception
                                1 Year*          5 Years*          (1/7/92)
--------------------------------------------------------------------------------
Investment Grade Fund             9.51%            5.64%               6.96%
--------------------------------------------------------------------------------
Corporate Bond Index              9.08%            5.74%               7.36%**
--------------------------------------------------------------------------------
*THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

**THE AVERAGE ANNUAL RETURN SHOWN IS FOR THE PERIOD 12/31/91 TO 12/31/00.

--------------------------------------------------------------------------------
THE FUND IN DETAIL
--------------------------------------------------------------------------------

WHAT ARE THE INVESTMENT GRADE FUND'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objective:

The Fund seeks to generate a maximum level of income consistent with investment in investment grade debt securities.

Principal Investment Strategies:

The Fund invests at least 65% of its total assets in corporate bonds of companies that are rated investment grade by Moody's or S&P ("investment grade bonds"). These are bonds that are rated among the four highest ratings categories by Moody's or S&P. Investment grade bonds generally offer higher yields than Treasury securities of comparable maturities to compensate investors for the risk of default. While the Fund primarily invests in investment grade bonds, it may invest up to 10% of its total assets in bonds rated below investment grade. The Fund's investments will generally be in bonds of U.S. companies, but may include bonds of foreign companies. The Fund's investments in foreign companies are generally limited to bonds that are dollar-denominated and traded in the U.S.

Although the Fund may diversify among the four investment grade ratings, it may emphasize bonds with higher ratings at times when the economy appears to be weakening and bonds with lower ratings when the economy appears to be improving. The Fund adjusts the average weighted maturity of the bonds in its portfolio based on its interest rate outlook. If it believes that interest rates are likely to fall, it will attempt to buy bonds with longer maturities or sell bonds with shorter maturities. By contrast, if it believes interest rates are likely to rise, it will attempt to buy bonds with shorter maturities or sell bonds with longer maturities. The Fund also attempts to stay broadly diversified, but it may emphasize certain industries within a sector based on the outlook for interest rates, economic forecasts, and market conditions. The Fund may buy or sell Treasury securities instead of investment grade corporate bonds to adjust the Fund's average weighted maturity.

Although the Fund will consider ratings assigned by ratings services in selecting investments, it relies principally on its own research and investment analysis. The Fund considers, among other things, the issuer's earnings and cash flow generating capabilities, asset quality, debt levels, and management strength. The Fund will not necessarily sell an investment if its rating is reduced. The Fund usually will sell a bond when it shows deteriorating fundamentals or falls short of the portfolio manager's expectations. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Fund:

Credit Risk:

This is the risk that an issuer of bonds will be unable to pay interest or principal when due. The prices of bonds are affected by the credit quality of the issuer. High yield bonds are subject to greater credit risk than higher quality bonds because the companies that issue them are not as financially strong as companies with investment grade ratings. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Such changes may weaken an issuer's ability to make payments of principal or interest, or cause an issuer of bonds to fail to make timely payments of interest or principal. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds, but the lowest rating category of investment grade bonds may have speculative characteristics as well. While credit ratings may be available to assist in evaluating an issuer's credit quality, they may not accurately predict an issuer's ability to make timely payment of principal and interest.

Interest Rate Risk:

The market value of a bond is affected by changes in interest rates. When interest rates rise, the market value of a bond declines, and when interest rates decline, the market value of a bond increases. The price volatility of a bond also depends on its maturity and duration. Generally, the longer the maturity and duration of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities and durations generally offer higher yields than bonds with shorter maturities and durations.

Liquidity Risk:

High yield bonds tend to be less liquid than higher quality bonds, meaning that it may be difficult to sell high yield bonds at reasonable prices, particularly if there is a deterioration in the economy or in the financial prospects of their issuers. As a result, the prices of high yield bonds may be subject to wide price fluctuations due to liquidity concerns.

Foreign Investment Risk:

Foreign investments involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

--------------------------------------------------------------------------------
TARGET MATURITY 2007 FUND
--------------------------------------------------------------------------------

OVERVIEW

Objective:

The Fund seeks a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with preservation of capital.

Primary Investment Strategies:

The Fund primarily invests in non-callable zero coupon bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities, that mature on or around the maturity date of the Fund. The Fund will mature and terminate at the end of the year 2007. The Fund generally follows a buy and hold strategy, but may sell an investment when the Fund identifies an opportunity to increase its yield or it needs cash to meet redemptions.

Primary Risks:

If an investment in the Fund is sold prior to the Fund's maturity, there is substantial interest rate risk. Like other bonds, zero coupon bonds are sensitive to changes in interest rates. When interest rates rise, they tend to decline in price, and when interest rates fall, they tend to increase in price. Zero coupon bonds are more interest rate sensitive than other bonds because zero coupon bonds pay no interest to their holders until their maturities. This means that the market prices of zero coupon bonds will fluctuate far more than those of bonds that pay interest periodically. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money if you liquidate your investment in the Fund prior to the Fund's maturity.


AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

HOW HAS THE TARGET MATURITY 2007 FUND PERFORMED?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the Fund's shares from year to year over the life of the Fund. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown. Annual returns assume reinvestment of dividends and distributions, if any.

--------------------------------------------------------------------------------

                              TARGET MATURITY 2007

             1996       1997      1998      1999      2000

            -2.16%     13.38%    14.97%    -9.39%    16.44%



DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 9.99% (FOR THE QUARTER ENDED SEPTEMBER 30, 1998) AND THE LOWEST QUARTERLY RETURN WAS -7.84% (FOR THE QUARTER ENDED MARCH 31, 1996). The fund's past performance does not necessarily indicate how the fund will perform in the future.
--------------------------------------------------------------------------------

The following table shows how the average annual total returns for the Target Maturity 2007 Fund's shares compare to those of the Salomon Brothers Government Index ("SB Government Index") as of December 31, 2000. Fund sells its shares solely to a variable annuity subaccount at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract. The SB Government Index is a market capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies. The SB Government Index does not take into account fees and expenses that an investor would incur in holding the securities in the SB Government Index. If it did so, the returns would be lower than those shown.

--------------------------------------------------------------------------------
                                                                  Inception
                                 1 Year*         5 Years*         (4/26/95)
--------------------------------------------------------------------------------
Target Maturity 2007 Fund         16.44%           6.12%            9.204%
--------------------------------------------------------------------------------
SB Government Index               13.15%           6.90%            7.78%**
--------------------------------------------------------------------------------
  *THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

  **THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 4/30/95 TO 12/31/00.

--------------------------------------------------------------------------------
THE FUND IN DETAIL
--------------------------------------------------------------------------------

WHAT ARE THE TARGET MATURITY 2007 FUND'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objective:

The Fund seeks a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with preservation of capital.

Principal Investment Strategies:

The Fund invests at least 65% of its total assets in zero coupon securities. The vast majority of the Fund's investments consists of non-callable, zero coupon bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities that mature on or around the maturity date of the Fund (December 31, 2007). Zero coupon securities are debt obligations that do not entitle holders to any periodic payments of interest prior to maturity and therefore are issued and traded at discounts from their face values.

The Fund seeks zero coupon bonds that will mature on or about the Fund's maturity date. As the Fund's zero coupon bonds mature, the proceeds will be invested in short-term U.S. government securities. The Fund generally follows a buy and hold strategy consistent with attempting to provide a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity. On the Fund's maturity date, the Fund's assets will be converted to cash and distributed, or reinvested in another Fund of Life Series Fund, at your choice.

Although the Fund generally follows a buy and hold strategy, the Fund may sell an investment when the Fund identifies an opportunity to increase its yield or it needs cash to meet redemptions. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Target Maturity 2007 Fund:

Interest Rate Risk:

The market value of a bond is affected by changes in interest rates. When interest rates rise, the market value of a bond declines, and when interest rates decline, the market value of a bond increases. The price volatility of a bond also depends on its maturity and duration. Generally, the longer the maturity and duration of a bond, the greater its sensitivity to interest rates.

The market prices of zero coupon securities are generally more volatile than the market prices of securities paying interest periodically and, accordingly, will fluctuate far more in response to changes in interest rates than those of non-zero coupon securities having similar maturities and yields. As a result, the net asset value of shares of the Fund may fluctuate over a greater range than shares of other funds that invest in securities that have similar maturities and yields but that make current distributions of interest.

--------------------------------------------------------------------------------
TARGET MATURITY 2010 FUND
--------------------------------------------------------------------------------

OVERVIEW

Objective:

The Fund seeks a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with preservation of capital.

Primary Investment Strategies:

The Fund primarily invests in non-callable zero coupon bonds that mature on or around the maturity date of the Fund and are issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Fund will mature and terminate at the end of the year 2010. The Fund generally follows a buy and hold strategy, but may sell an investment when the Fund identifies an opportunity to increase its yield or to meet redemptions.

Primary Risks:

If an investment in the Fund is sold prior to the Fund's maturity, there is substantial interest rate risk. Like other bonds, zero coupon bonds are sensitive to changes in interest rates. When interest rates rise, they tend to decline in price, and when interest rates fall, they tend to increase in price. Zero coupon bonds are more interest rate sensitive than other bonds because zero coupon bonds pay no interest to their holders until their maturities. This means that the market prices of zero coupon bonds will fluctuate far more than those of bonds that pay interest periodically. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money if you liquidate your investment in the Fund prior to the Fund's maturity.


AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

HOW HAS THE TARGET MATURITY 2010 FUND PERFORMED?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the Fund's shares from year to year over the life of the Fund. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown. Annual returns assume reinvestment of dividends and distributions, if any.

--------------------------------------------------------------------------------

                              TARGET MATURITY 2010

                     1997       1998       1999      2000

                    15.86%     14.36%    -11.73%    21.06%



DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 10.25% (FOR THE QUARTER ENDED SEPTEMBER 30, 1998), AND THE LOWEST QUARTERLY RETURN WAS -5.02% (FOR THE QUARTER ENDED MARCH 31, 1999). The fund's past performance does not necessarily indicate how the fund will perform in the future.
--------------------------------------------------------------------------------

The following table shows how the average annual total returns for the Target Maturity 2010 Fund's shares compare to those of the Salomon Brothers Government Index ("SB Government Index") as of December 31, 2000. The Fund sells its shares solely to a variable annuity subaccount at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract. The SB Government Index is a market capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies. The SB Government Index does not take into account fees and expenses that an investor would incur in holding the securities in the SB Government Index. If it did so, the returns would be lower than those shown.

--------------------------------------------------------------------------------
                                                               Inception
                                       1 Year*                 (4/30/96)

--------------------------------------------------------------------------------
Target Maturity 2010 Fund              21.06%                    10.28%
--------------------------------------------------------------------------------
SB Government Index                    13.15%                     7.66%**
--------------------------------------------------------------------------------
*THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

**THE AVERAGE TOTAL RETURN SHOWN IS FOR THE PERIOD 4/30/96 TO 12/31/00.

--------------------------------------------------------------------------------
THE FUND IN DETAIL
--------------------------------------------------------------------------------

WHAT ARE THE TARGET MATURITY 2010 FUND'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objective:

The Fund seeks a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with preservation of capital.

Principal Investment Strategies:

The Fund invests at least 65% of its total assets in zero coupon securities. The vast majority of the Fund's investments consist of non-callable, zero coupon bonds that mature on or around the maturity date of the Fund and are direct obligations of the U.S. Treasury. Zero coupon securities are debt obligations that do not entitle holders to any periodic payments of interest prior to maturity and therefore are issued and traded at discounts from their face values.

The Fund seeks zero coupon bonds that will mature on or about the Fund's maturity date. As the Fund's zero coupon bonds mature, the proceeds will be invested in short term U.S. government securities. The Fund generally follows a buy and hold strategy consistent with attempting to provide a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity. On the Fund's maturity date, the Fund's assets will be converted to cash and distributed, or reinvested in another Fund of Life Series Fund, at your choice.

Although the Fund generally follows a buy and hold strategy, the Fund may sell an investment when the Fund identifies an opportunity to increase its yield or it needs cash to meet redemptions. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Target Maturity 2010 Fund:

Interest Rate Risk:

The market value of a bond is affected by changes in interest rates. When interest rates rise, the market value of a bond declines, and when interest rates decline, the market value of a bond increases. The price volatility of a bond also depends on its maturity and duration. Generally, the longer the maturity and duration of a bond, the greater its sensitivity to interest rates.

The market prices of zero coupon securities are generally more volatile than the market prices of securities paying interest periodically and, accordingly, will fluctuate far more in response to changes in interest rates than those of non-zero coupon securities having similar maturities and yields. As a result, the net asset value of shares of the Fund may fluctuate over a greater range than shares of other funds that invest in securities that have similar maturities and yields but that make current distributions of interest.

--------------------------------------------------------------------------------
TARGET MATURITY 2015 FUND
--------------------------------------------------------------------------------

OVERVIEW

Objective:

The Fund seeks a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with the preservation of capital.

Primary Investment Strategies:

The Fund primarily invests in non-callable zero coupon bonds that mature on or around the maturity date of the Fund and are issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Fund will mature and terminate at the end of the year 2015. The Fund generally follows a buy and hold strategy, but may sell an investment when the Fund identifies an opportunity to increase its yield or to meet redemptions.

Primary Risks:

If an investment in the Fund is sold prior to the Fund's maturity, there is substantial interest rate risk. Like other bonds, zero coupon bonds are sensitive to changes in interest rates. When interest rates rise, they tend to decline in price, and when interest rates fall, they tend to increase in price. Zero coupon bonds are more interest rate sensitive than other bonds because zero coupon bonds pay no interest to their holders until their maturities. This means that the market prices of zero coupon bonds will fluctuate far more than those of bonds that pay interest periodically. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money if you liquidate your investment in the Fund prior to the Fund's maturity.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

HOW HAS THE TARGET MATURITY FUND PERFORMED?

The bar chart and table below show the performance of the Target Maturity 2015 Fund over the last calendar year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than that shown. Annual returns assume reinvestment of dividends and distributions, if any.

--------------------------------------------------------------------------------

                              TARGET MATURITY 2015

                                      2000

                                     25.01%



DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 11.40% (FOR THE QUARTER ENDED MARCH 31, 2000) AND THE LOWEST QUARTERLY RETURN WAS -0.19% (FOR THE QUARTER ENDED JUNE 30, 2000). The fund's past performance does not necessarily indicate how the fund will perform in the future.
--------------------------------------------------------------------------------

The following table shows how the average annual total returns for the Target Maturity 2015 Fund's shares compare to those of the Salomon Brothers Government Index ("SB Government Index") as of December 31, 2000. The Fund sells its shares solely to a variable annuity subaccount at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract. The SB Government Index is a market capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies. The SB Government Index does not take into account fees and expenses that an investor would incur in holding the securities in the SB Government Index. If it did so, the returns would be lower than those shown

--------------------------------------------------------------------------------
                                                                Inception
                                            1 Year*             (11/08/99)
--------------------------------------------------------------------------------
  Target Maturity 2015 Fund                 25.01%                16.26%
--------------------------------------------------------------------------------
  SB Government Index                       13.15%                10.69%**
--------------------------------------------------------------------------------
*THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

**THE AVERAGE TOTAL RETURN SHOWN IS FOR THE PERIOD 10/31/99 TO 12/31/00.

--------------------------------------------------------------------------------
THE FUND IN DETAIL
--------------------------------------------------------------------------------

WHAT ARE THE TARGET MATURITY 2015 FUND'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objective:

The Fund seeks a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with the preservation of capital.

Principal Investment Strategies:

The Fund invests at least 65% of its total assets in zero coupon securities. The vast majority of the Fund's investments consist of non-callable, zero coupon bonds that mature on or around the maturity date of the Fund and are direct obligations of the U.S. Treasury. Zero coupon securities are debt obligations that do not entitle holders to any periodic payments of interest prior to maturity and therefore are issued and traded at discounts from their face values.

The Fund seeks zero coupon bonds that will mature on or about the Fund's maturity date. As the Fund's zero coupon bonds mature, the proceeds will be invested in short term U.S. government securities. The Fund generally follows a buy and hold strategy consistent with attempting to provide a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity. On the Fund's maturity date, the Fund's assets will be converted to cash and distributed, or reinvested in another Fund of Life Series Fund, at your choice.

Although the Fund generally follows a buy and hold strategy, the Fund may sell an investment when the Fund identifies an opportunity to increase its yield or it needs cash to meet redemptions. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Target Maturity 2015 Fund:

Interest Rate Risk:

The market value of a bond is affected by changes in interest rates. When interest rates rise, the market value of a bond declines, and when interest rates decline, the market value of a bond increases. The price volatility of a bond also depends on its maturity and duration. Generally, the longer the maturity and duration of a bond, the greater its sensitivity to interest rates.

The market prices of zero coupon securities are generally more volatile than the market prices of securities paying interest periodically and, accordingly, will fluctuate far more in response to changes in interest rates than those of non-zero coupon securities having similar maturities and yields. As a result, the net asset value of shares of the Fund may fluctuate over a greater range than shares of other funds that invest in securities that have similar maturities and yields but that make current distributions of interest.

--------------------------------------------------------------------------------
UTILITIES INCOME FUND
--------------------------------------------------------------------------------

OVERVIEW

Objectives:

The Fund primarily seeks high current income and secondarily long-term capital appreciation.

Primary Investment Strategies:

The Fund concentrates its investments in stocks of utilities companies ("utilities stocks"). The Fund attempts to diversify across all sectors of the utilities industry (i.e., electric, gas, telecommunications and water), but from time to time it will emphasize one or more sectors based on the outlook for the various sectors. While the Fund primarily invests in U.S. companies, it also invests in securities of foreign companies.

Primary Risks:

While utilities stocks tend to be regarded as less volatile than other stocks, like all stocks they fluctuate in value in response to movements in the overall securities markets, general economic conditions, and changes in interest rates or investor sentiment. Because the Fund concentrates its investments in utilities stocks, the value of its shares will be particularly affected by events that impact on the utilities industry, such as changes in utilities regulation, changes in weather, and changes in interest rates. Stocks of foreign utilities companies carry additional risks including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards and less stringent regulation of foreign securities markets. An investment in the Fund could decline in value even if the market as a whole does well. Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

--------------------------------------------------------------------------------
HOW HAS THE UTILITIES INCOME FUND PERFORMED?
--------------------------------------------------------------------------------

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the Utilities Income Fund's shares from year to year over the life of the Fund. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown. Annual returns assume reinvestment of dividends and distributions, if any.

--------------------------------------------------------------------------------

                             UTILITIES INCOME FUND

       1994       1995       1996       1997      1998       1999      2000

      -7.24%     30.26%      9.57%      25.07%    12.58%     17.41%   -0.59%



DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 16.28% (FOR THE QUARTER ENDED MARCH 31, 2000), AND THE LOWEST QUARTERLY RETURN WAS -10.28% (FOR THE QUARTER ENDED JUNE 30, 2000). The fund's past performance does not necessarily indicate how the fund will perform in the future.
--------------------------------------------------------------------------------

The following table shows how the average annual total returns for the Utilities Income Fund's shares compare to those of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and the Standard and Poor's Utilities Index ("S&P Utilities Index") as of December 31, 2000. The Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract or variable life insurance policy. The S&P 500 Index is an unmanaged index consisting of the stocks of large-sized U.S. and foreign companies. The S&P Utilities Index is a capitalization-weighted index of 41 stocks designed to measure the performance of the utilities sector of the S&P 500 Index. The Indexes do not take into account fees and expenses that an investor would incur in holding the securities in the Indexes. If they did so, the returns would be lower than those shown.

--------------------------------------------------------------------------------
                                                                 Inception
                              1 Year*          5 Years*         (11/15/93)
--------------------------------------------------------------------------------
Utilities Income Fund           (0.59%)          12.48%            11.42%
--------------------------------------------------------------------------------
S&P 500 Index                   (9.11%)          18.15%            18.02%
--------------------------------------------------------------------------------
S&P Utilities Index             59.75%           16.07%            15.61%
--------------------------------------------------------------------------------
*THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

--------------------------------------------------------------------------------
THE FUND IN DETAIL
--------------------------------------------------------------------------------

WHAT ARE THE UTILITIES INCOME FUND'S OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objectives:

The Fund primarily seeks high current income and secondarily long-term capital appreciation.

Principal Investment Strategies:

The Fund invests at least 65% of its total assets in stocks (including not only common stocks, but also preferred stocks) and securities convertible into stocks of companies in the utilities industry. These are securities of companies which are primarily engaged in owning or operating facilities used to provide electricity, gas, water or telecommunications (including telephone, telegraph and satellite, but not public broadcasting or cable television). While the Fund primarily invests in U.S. companies, it also invests in securities of foreign companies. The Fund's investments in securities of foreign companies are generally limited to those which are denominated in U.S. dollars and listed and traded on a U.S. securities exchange or the NASDAQ, either directly or through depository receipts.

While the Fund attempts to diversify across all sectors of the utilities industry, it may emphasize a particular sector based on that sector's growth prospects, yield, price to earnings ratio, economic trends, and the regulatory environment. The Fund uses a "top-down" approach to selecting investments. This means that it first decides on how much of its assets to allocate to each sector of the utilities industry and then identifies potential investments for each sector through fundamental research and analysis.

In selecting securities, the Fund will consider a stock's dividend potential, its price to earnings ratio, the company's management, the company's ratio of international to domestic earnings, the company's future strategies, and external factors such as demographics and mergers and acquisitions prospects. The Fund typically sells a security when its issuer shows deteriorating fundamentals, it falls short of the manager's expectations or there is a change in economic trends. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Utilities Income Fund:

Market Risk:

Because the Fund invests primarily in common stocks, it is subject to market risk. Stock prices may decline over short or even extended periods not only because of company-specific developments, but also due to an economic downturn, a change in interest rates, or a change in investor sentiment. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets.

While utilities stocks have long been thought of as being less volatile than other stocks, like all stocks they fluctuate in value. As the utilities industry has begun to deregulate and earnings have become less predictable, utilities stocks have begun to have price fluctuations which are more like other stocks. Telecommunication company stocks, in particular, have exhibited significant volatility as the result of a number of factors, including technological developments, perceived growth opportunities, and competition.

Industry Concentration Risk:

Because the Fund concentrates its investments in utilities companies, the value of its shares will be especially affected by events that are peculiar to or have a greater impact on the utilities industry. Utilities companies, especially electric and gas and other energy-related utilities companies, have historically been subject to the risk of increases in fuel and other operating costs, changes in national or regional weather patterns, changes in interest rates, changes in applicable laws and regulations, and costs and operating constraints associated with compliance with environmental regulations. Utilities stocks therefore may decline in value even if the overall market is doing well.

Sector Concentration Risk:

Because the Fund may concentrate its portfolio in one sector of the utilities industry, its share value could decline if one sector of the utilities industry does poorly even if other sectors of the industry do well. For example, the Fund may be overweighted in stocks of telecommunication companies when such stocks are underperforming relative to electric utility stocks.

Deregulation/Competition Risk:

Regulatory changes in the United States have increasingly allowed utilities companies to provide services and products outside their traditional geographical areas and lines of business, creating new forms of competition. As a result, certain utilities companies earn more than their traditional, regulated rates of return, while others are forced to defend their core business from competition and are less profitable. Some utilities companies may not be able to recover the costs of facilities built or acquired prior to the date of deregulation. This is known as the "stranded assets" problem.

Interest Rate Risk:

Utilities stocks tend to be more interest rate sensitive than other stocks. As interest rates increase, utilities stocks tend to decline in value.

Foreign Investment Risk:

Foreign investments involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

--------------------------------------------------------------------------------
FUND MANAGEMENT
--------------------------------------------------------------------------------

First Investors Management Company, Inc. ("FIMCO" or "Adviser") is the investment adviser to each Fund covered by this prospectus. FIMCO has been the investment adviser to the First Investors Family of Funds since 1965. Its address is 95 Wall Street, New York, NY 10005. It serves as investment adviser to 50 mutual funds or series of funds with total net assets of approximately $5.5 billion as of March 31, 2001. FIMCO supervises all aspects of each Fund's operations and determines each Fund's portfolio transactions. For the fiscal year ended December 31, 2000, FIMCO received advisory fees as follows: 0.75% of average daily net assets for Blue Chip Fund; 0.60% of average daily net assets, net of waiver, for Cash Management Fund; 0.75% of average daily net assets for Discovery Fund; 0.75% of average daily net assets for Focused Equity Fund; 0.60% of average daily net assets, net of waiver, for Government Fund; 0.75% of average daily net assets for Growth Fund; 0.75% of average daily net assets for High Yield Fund; 0.75% of average daily net assets for International Securities Fund; 0.60% of average daily net assets, net of waiver, for Investment Grade Fund; 0.60% of average daily net assets, net of waiver, for Target Maturity 2007 Fund; 0.60% of average daily net assets, net of waiver, for Target Maturity 2010 Fund; 0.60% of average daily net assets, net of waiver, for Target Maturity 2015 Fund; and 0.70% of average daily net assets, net of waiver, for Utilities Income Fund. The gross advisory fees (fees before any applicable waivers) are set forth in the Separate Account prospectus which is attached to this prospectus.

Dennis T. Fitzpatrick serves as Portfolio Manager of the Blue Chip Fund. Mr. Fitzpatrick also serves as Portfolio Manager to certain other First Investors Funds. Mr. Fitzpatrick has been a member of FIMCO's investment management team since 1995. During 1995, Mr. Fitzpatrick was a Regional Surety Manager at United States Fidelity & Guaranty Co. From 1988 to 1995, he was Northeast Surety Manager at American International Group.

Clark D. Wagner serves as Portfolio Manager of Government Fund, Target Maturity 2007 Fund, Target Maturity 2010 Fund, and Target Maturity 2015 Fund, and Co-Portfolio Manager of Investment Grade Fund. Mr. Wagner also serves as Portfolio Manager of certain other First Investors Funds. Mr. Wagner has been Chief Investment Officer of FIMCO since 1992.

Patricia D. Poitra, Director of Equities, serves as Co-Portfolio Manager of the Discovery Fund. Ms. Poitra also serves as Portfolio Manager of certain other First Investors Funds. Ms. Poitra joined FIMCO in 1985 as a Senior Equity Analyst.

David A. Hanover serves as Co-Portfolio Manager of the Discovery Fund. Mr. Hanover also serves as Co-Portfolio Manager of another First Investors Fund.

From 1997 to August 1998, Mr. Hanover was a Portfolio Manager and Analyst at Heritage Investors Management Corporation. From 1994 to 1996, Mr. Hanover was Co-Portfolio Manager and Analyst at Psagot Mutual Funds and in 1993 he was an International Equity Investments Summer Associate at Howard Hughes Medical Institute.

George V. Ganter serves as Co-Portfolio Manager of the Investment Grade Fund. Mr. Ganter also serves as Co-Portfolio Manager to another First Investors Fund. Mr. Ganter joined FIMCO in 1985 as a Senior Investment Analyst.

Nancy W. Jones serves as Portfolio Manager of the High Yield Fund. Ms. Jones also serves as Portfolio Manager of certain other First Investors Funds. Ms. Jones joined FIMCO in 1983 as Director of Research in the High Yield Department.

Matthew S. Wright serves as Portfolio Manager of the Utilities Income Fund. Mr. Wright also serves as Portfolio Manager of certain other First Investors Funds. Mr. Wright joined FIMCO in February 1996 as an Equity Analyst. From May 1995 to January 1996, Mr. Wright was an Analyst at Fuji Bank. From June 1994 to April 1995, he was Market Editor of Bloomberg Magazine and from September 1991 to June 1994, he was Editor/Reporter for Bloomberg Business News.

FIMCO and Life Series Fund have retained Wellington Management Company, LLP ("WMC") as investment subadviser to the Focused Equity Fund, the Growth Fund and the International Securities Fund. WMC replaced Arnhold and S. Bleichroeder, Inc. as the subadviser of Focused Equity Fund on May 1, 2001. WMC has discretionary trading authority over all of the assets of each of these Funds, subject to continuing oversight and supervision by FIMCO and the Board of Trustees. WMC is located at 75 State Street, Boston, MA 02109. WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions. As of December 31, 2000, WMC held investment management authority with respect to $274 billion of assets. Of that amount, WMC acted as investment adviser or subadviser to approximately 125 registered investment companies or series of such companies, with net assets of approximately $170 billion.

The Growth Fund is managed by WMC's Growth Investment Team, a group of equity portfolio managers and investment professionals. The Focused Equity Fund is managed by Maya K. Bittar, CFA and Vice President. Prior to joining WMC in 1998, Ms. Bittar was a Senior Portfolio Manager at Firstar Investment Research and Management Company (1993-1998). The International Securities Fund is managed by Trond Skramstad, Senior Vice President of WMC and Chairman of the firm's Global Equity Strategy Group. Mr. Skramstad joined WMC in 1993.

--------------------------------------------------------------------------------
BUYING AND SELLING SHARES
--------------------------------------------------------------------------------

HOW AND WHEN DO THE FUNDS PRICE THEIR SHARES?

The share price (which is called "net asset value" or "NAV" per share) for each Fund is calculated once each day as of 4 p.m., Eastern Time ("E.T."), on each day the New York Stock Exchange ("NYSE") is open for regular trading. The NYSE is closed on most national holidays and Good Friday. In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

To calculate the NAV, each Fund first values its assets, subtracts its liabilities, and divides the balance, called net assets, by the number of shares outstanding.

In valuing its assets, each Fund other than Cash Management Fund uses the market value of securities for which market quotations or last sale prices are readily available. If there are no readily available quotations or last sale prices for an investment or the available quotations are considered to be unreliable, the securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of the Funds. The Cash Management Fund values its assets using the amortized cost method which is intended to permit the Fund to maintain a stable $1.00 per share. Because the International Securities Fund invests in securities that are primarily listed on foreign exchanges that trade on days when the Fund is not open, the NAV of the Fund's shares may change on days on which you are not able to purchase or redeem the Fund's shares.

HOW DO I BUY AND SELL SHARES?

Investments in each of the Funds may only be made through purchases of variable annuity contracts or variable life insurance policies offered by FIL. Purchase payments for variable annuity contracts, less applicable charges or expenses, are paid into specified unit investment trusts, Separate Account C or Separate Account D. Variable life insurance policy premiums, less certain expenses, are paid into a unit investment trust, Separate Account B. The Separate Accounts pool these proceeds to purchase shares of a Fund designated by purchasers of the variable annuity contracts or variable life insurance policies.

For information about how to buy or sell the variable annuity contracts and variable life insurance policies, see the Separate Account prospectus which is attached to this prospectus. It will describe not only the process for buying and selling contracts and policies but also the fees and charges involved. This prospectus is not valid unless a Separate Account prospectus is attached hereto.

--------------------------------------------------------------------------------
ACCOUNT POLICIES
--------------------------------------------------------------------------------

WHAT ABOUT DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS?

The Separate Accounts which own the shares of the Funds' will receive all dividends and distributions. As described in the attached Separate Account prospectus, all dividends and distributions are then reinvested by the appropriate Separate Account in additional shares of the Fund.

Except for Cash Management Fund, to the extent that they have net investment income, each Fund will declare and pay, on an annual basis, dividends from net investment income. To the extent that the Cash Management Fund has net investment income, the Fund will declare daily and pay monthly dividends from net investment income. Each Fund will declare and distribute any net realized capital gains, on an annual basis, usually after the end of each Fund's fiscal year. Each Fund may make an additional distribution in any year if necessary to avoid a Federal excise tax on certain undistributed income and capital gain.

WHAT ABOUT TAXES?

You will not be subject to taxes as the result of purchases or sales of Fund shares by the Separate Account, or Fund dividends, or distributions to the Separate Accounts. There are tax consequences associated with investing in the variable annuity contracts and variable life insurance policies. These are discussed on the attached Separate Account prospectus.

MIXED AND SHARED FUNDING

The Life Series Fund sells its shares not only to separate accounts that serve as the funding vehicles for variable annuity contracts but also to a separate account that serves as the funding vehicle for variable life insurance policies. We do not anticipate any disadvantage resulting from this arrangement. However, it is possible that a material conflict of interest could arise between the interests of Policyowners and Contractowners which invested in the same Life Series Fund. Such a conflict were to arise, a separate account may be forced to withdraw its participation in the Life Series Fund.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of each Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, whose report, along with the Funds' financial statements, are included in the SAI, which is available upon request.

--------------------------------------------------------------------------------
FIRST INVESTORS LIFE SERIES FUND
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
PER SHARE DATA

Year Ended      Net Asset   Income from                                  Less Distributions
December 31     Value at    Investment Operations                        from
                Beginning
                of Period   Net         Net Realized      Total from     Net          Net Realized   Total
                            Investment  and               Investment     Investment   Gains          Distributions
                            Income      Unrealized        Operations     Income
                                        Gain (loss)
                                        on Investments
Blue Chip

    1996         $16.98     $.22         $3.31             $3.53        $.25         $.49            $.74
    1997          19.77      .19          4.88              5.07         .22          .91            1.13
    1998          23.71      .17          4.05              4.22         .19         1.49            1.68
    1999          26.25      .12          6.38              6.50         .18          .43             .61
    2000          32.14      .08         (1.74)            (1.66)        .12         1.93            2.05

Cash Management

    1996          $1.00     $.049         __               $.049        $.049          __            $.049
    1997           1.00      .050         __                .050         .050          __             .050
    1998           1.00      .049         __                .049         .049          __             .049
    1999           1.00      .046         __                .046         .046          __             .046
    2000           1.00      .058         __                .058         .058          __             .058
-------------------------------------------------------------------------------------------------------------------

(a)    ANNUALIZED.
  *    COMMENCEMENT OF OPERATIONS.
 **    BASED ON AVERAGE SHARES OUTSTANDING DURING THE YEAR.
  + SOME OR ALL EXPENSES HAVE BEEN WAIVED OR ASSUMED BY THE INVESTMENT ADVISER FROM COMMENCEMENT OF OPERATIONS THROUGH DECEMBER 31, 2000.
 ++ THE EFFECT OF FEES AND CHARGES INCURRED AT THE SEPARATE ACCOUNT LEVEL. ARE NOT REFLECTED IN THESE PERFORMANCE FIGURES.

--------------------------------------------------------------------------------------------------------

                Total        Ratios/Supplemental Data
                Return

 Net            Total      Net        Ratio to Average         Ratio to Average       Portfolio
 Asset          Return++   Assets     Net Assets+              Net Assets             Turnover
 Value at       (%)        at                                  Before Expenses        Rate (%)
 end of                    End of     Expenses    Net          Waived or Assumed
 Period                    Period     (%)         Investment
                           (in                    Income (%)   Expenses    Net
                           millions)                           (%)         Investment
                                                                           Income (%)
 Blue Chip

  $19.77         21.52     $  100       .84       1.39           N/A       N/A           45
   23.71         26.72        154       .81        .99           N/A       N/A           63
   26.25         18.66        205       .82        .79           N/A       N/A           91
   32.14         25.32        275       .81        .45           N/A       N/A           91
   28.43         (5.75)       272       .79        .26           N/A       N/A          146

 Cash Management

   $1.00          5.00        $4        .60       4.89          1.11       4.38         N/A
    1.00          5.08         5        .70       4.97          1.06       4.61         N/A
    1.00          5.02         7        .70       4.89           .99       4.60         N/A
    1.00          4.67        10        .70       4.61           .91       4.40         N/A
    1.00          5.92         9        .70       5.76           .89       5.57         N/A
--------------------------------------------------------------------------------------------------------


                                        ----------------------------------------------------------------
                                                                        FIRST INVESTORS LIFE SERIES FUND
                                        ----------------------------------------------------------------


--------------------------------------------------------------------------------
FIRST INVESTORS LIFE SERIES FUND
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
PER SHARE DATA

Year Ended      Net Asset   Income from                                  Less Distributions
December 31     Value at    Investment Operations                        from
                Beginning
                of Period   Net         Net Realized      Total from     Net          Net Realized   Total
                            Investment  and               Investment     Investment   Gains          Distributions
                            Income      Unrealized        Operations     Income
                                        Gain (loss)
                                        on Investments

Discovery

    1996         $23.27       $.13       $2.66             $2.79         $.11            $.89         $1.00
    1997          25.06        .08        3.93              4.01          .14            1.16          1.30
    1998          27.77        .09         .79               .88          .08            1.83          1.91
    1999          26.74       (.06)       7.47              7.41          .09             .10           .19
    2000          33.96       (.02)        .57               .55           __            4.01          4.01

Focused Equity

11/08/99* to
  12/31/99       $10.00      $(.01)       $.26              $.25         $__             $__           $__
    2000          10.25        .02       (1.14)            (1.12)         __              __            __


-------------------------------------------------------------------------------------------------------------------

(a)    ANNUALIZED.
  *    COMMENCEMENT OF OPERATIONS.
 **    BASED ON AVERAGE SHARES OUTSTANDING DURING THE YEAR.
  + SOME OR ALL EXPENSES HAVE BEEN WAIVED OR ASSUMED BY THE INVESTMENT ADVISER FROM COMMENCEMENT OF OPERATIONS THROUGH DECEMBER 31, 2000.
 ++ THE EFFECT OF FEES AND CHARGES INCURRED AT THE SEPARATE ACCOUNT LEVEL ARE NOT REFLECTED IN THESE PERFORMANCE FIGURES.

--------------------------------------------------------------------------------------------------------

                Total        Ratios/Supplemental Data
                Return

 Net            Total      Net        Ratio to Average         Ratio to Average       Portfolio
 Asset          Return++   Assets     Net Assets+              Net Assets             Turnover
 Value at       (%)        at                                  Before Expenses        Rate (%)
 end of                    End of     Expenses    Net          Waived or Assumed
 Period                    Period     (%)         Investment
                           (in                    Income (%)   Expenses    Net
                           millions)                           (%)         Investment
                                                                           Income (%)

 Discovery

  $25.06         12.48     $    71       .85       .63          N/A        N/A          98
   27.77         16.84         100       .82       .34          N/A        N/A          85
   26.74          3.05         114       .83       .36          N/A        N/A         121
   33.96         27.97         148       .83      (.24)         N/A        N/A         109
   30.50          (.22)        157       .81      (.07)         N/A        N/A         193

 Focused Equity

  $10.25          2.50     $     2      1.59(a)  (1.30)(a)      N/A        N/A          12
    9.13        (10.93)          8       .81       .30          N/A        N/A         210
--------------------------------------------------------------------------------------------------------


                                        ----------------------------------------------------------------
                                                                        FIRST INVESTORS LIFE SERIES FUND
                                        ----------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST INVESTORS LIFE SERIES FUND
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
PER SHARE DATA

Year Ended      Net Asset   Income from                                  Less Distributions
December 31     Value at    Investment Operations                        from
                Beginning
                of Period   Net         Net Realized      Total from     Net          Net Realized   Total
                            Investment  and               Investment     Investment   Gains          Distributions
                            Income      Unrealized        Operations     Income
                                        Gain (loss)
                                        on Investments

Government

    1996         $10.52      $.68        $(.33)             $.35          $.68         __           $.68
    1997          10.19       .72          .11               .83           .69         __            .69
    1998          10.33       .66**        .08               .74           .66         __            .66
    1999          10.41       .61         (.51)              .10           .59         __            .59
    2000           9.92       .69          .29               .98           .68         __            .68

Growth

    1996         $20.47      $.18        $4.68             $4.86          $.18         $.59         $.77
    1997          24.56       .15         6.57              6.72           .18         1.86         2.04
    1998          29.24       .10         7.69              7.79           .15         1.10         1.25
    1999          35.78       .05         8.97              9.02           .10         1.64         1.74
    2000          43.06       .01          .02               .03           .05         3.24         3.29
-------------------------------------------------------------------------------------------------------------------

(a)    ANNUALIZED.
  *    COMMENCEMENT OF OPERATIONS.
 **    BASED ON AVERAGE SHARES OUTSTANDING DURING THE YEAR.
  + SOME OR ALL EXPENSES HAVE BEEN WAIVED OR ASSUMED BY THE INVESTMENT ADVISER FROM COMMENCEMENT OF OPERATIONS THROUGH DECEMBER 31, 2000.
 ++ THE EFFECT OF FEES AND CHARGES INCURRED AT THE SEPARATE ACCOUNT LEVEL ARE NOT REFLECTED IN THESE PERFORMANCE FIGURES.

--------------------------------------------------------------------------------------------------------

                Total        Ratios/Supplemental Data
                Return

 Net            Total      Net        Ratio to Average         Ratio to Average        Portfolio
 Asset          Return++   Assets     Net Assets+              Net Assets              Turnover
 Value at       (%)        at                                  Before Expenses         Rate (%)
 end of                    End of     Expenses    Net          Waived or Assumed
 Period                    Period     (%)         Investment
                           (in                    Income (%)   Expenses    Net
                           millions)                           (%)         Investment
                                                                           Income (%)

 Government

  $10.19          3.59     $     9       .60      6.75          .94        6.41         199
   10.33          8.61           9       .60      6.95          .92        6.63         134
   10.41          7.54          11       .70      6.59          .87        6.42         107
    9.92          1.05          11       .76      6.07          .91        5.92          69
   10.22         10.54          11       .75      6.80          .90        6.65         131

 Growth

  $24.56         24.45     $    79       .85       .92          N/A         N/A          49
   29.24         29.28         128       .82       .64          N/A         N/A          27
   35.78         27.35         187       .82       .34          N/A         N/A          26
   43.06         26.47         262       .81       .14          N/A         N/A          38
   39.80           .03         278       .80       .03          N/A         N/A          74

--------------------------------------------------------------------------------------------------------



                                        ----------------------------------------------------------------
                                                                        FIRST INVESTORS LIFE SERIES FUND
                                        ----------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST INVESTORS LIFE SERIES FUND
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
PER SHARE DATA

Year Ended      Net Asset   Income from                                  Less Distributions
December 31     Value at    Investment Operations                        from
                Beginning
                of Period   Net         Net Realized      Total from     Net          Net Realized   Total
                            Investment  and               Investment     Investment   Gains          Distributions
                            Income      Unrealized        Operations     Income
                                        Gain (loss)
                                        on Investments

High Yield

    1996         $11.57      $1.02       $.35               $1.37          $1.01        __           $1.01
    1997          11.93        .98        .41                1.39           1.02        __            1.02
    1998          12.30       1.00       (.62)                .38            .98        __             .98
    1999          11.70       1.09       (.56)                .53           1.02       .02            1.04
    2000          11.19       1.08      (1.72)               (.64)          1.11        __            1.11

International Securities

    1996         $15.58       $.18      $2.12               $2.30           $.19      $.50            $.69
    1997          17.19        .18       1.26                1.44            .20      1.52            1.72
    1998          16.91        .12       2.87                2.99            .16       .86            1.02
    1999          18.88        .15       5.74                5.89            .12       .03             .15
    2000          24.62        .11      (2.68)              (2.57)           .13      2.18            2.31
-------------------------------------------------------------------------------------------------------------------

(a)    ANNUALIZED.
  *    COMMENCEMENT OF OPERATIONS.
 **    BASED ON AVERAGE SHARES OUTSTANDING DURING THE YEAR.
  + SOME OR ALL EXPENSES HAVE BEEN WAIVED OR ASSUMED BY THE INVESTMENT ADVISER FROM COMMENCEMENT OF OPERATIONS THROUGH DECEMBER 31, 2000.
 ++ THE EFFECT OF FEES AND CHARGES INCURRED AT THE SEPARATE ACCOUNT LEVEL ARE NOT REFLECTED IN THESE PERFORMANCE FIGURES.

--------------------------------------------------------------------------------------------------------

                Total        Ratios/Supplemental Data
                Return

 Net            Total      Net        Ratio to Average         Ratio to Average       Portfolio
 Asset          Return++   Assets     Net Assets+              Net Assets             Turnover
 Value at       (%)        at                                  Before Expenses        Rate (%)
 end of                    End of     Expenses    Net          Waived or Assumed
 Period                    Period     (%)         Investment
                           (in                    Income (%)   Expenses    Net
                           millions)                           (%)         Investment
                                                                           Income (%)

 High Yield

  $11.93         12.56       $49         .85        9.43         N/A         N/A        34
   12.30         12.47        60         .83        8.88         N/A         N/A        40
   11.70          3.15        65         .83        8.93         N/A         N/A        42
   11.19          4.95        68         .82        9.83         N/A         N/A        33
    9.44         (6.36)       55         .82        9.97         N/A         N/A        30

 International Securities

  $17.19         15.23       $58        1.12        1.25         N/A         N/A        67
   16.91          9.09        74        1.13        1.15         N/A         N/A        71
   18.88         18.18        92        1.15         .75         N/A         N/A       109
   24.62         31.46       127         .98         .76         N/A         N/A       118
   19.74        (11.67)      119         .97         .55         N/A         N/A       132

--------------------------------------------------------------------------------------------------------


                                        ----------------------------------------------------------------
                                                                        FIRST INVESTORS LIFE SERIES FUND
                                        ----------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST INVESTORS LIFE SERIES FUND
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
PER SHARE DATA

Year Ended      Net Asset   Income from                                  Less Distributions
December 31     Value at    Investment Operations                        from
                Beginning
                of Period   Net         Net Realized      Total from     Net          Net Realized   Total
                            Investment  and               Investment     Investment   Gains          Distributions
                            Income      Unrealized        Operations     Income
                                        Gain (loss)
                                        on Investments

Investment Grade

    1996         $11.73      $.72       $(.42)              $.30          $.67         __            $.67
    1997          11.36       .74         .31               1.05           .74         __             .74
    1998          11.67       .68**       .33               1.01           .71         __             .71
    1999          11.97       .69        (.98)              (.29)          .70        .01             .71
    2000          10.97       .76         .22                .98           .71         __             .71

Target Maturity 2007

    1996         $12.26      $.56       $(.83)             $(.27)         $.23       $.05            $.28
    1997          11.71       .59         .90               1.49           .57         __             .57
    1998          12.63       .61        1.20               1.81           .61         __             .61
    1999          13.83       .66       (1.93)             (1.27)          .62         __             .62
    2000          11.94       .69        1.17               1.86           .68         __             .68
-------------------------------------------------------------------------------------------------------------------

(a)    ANNUALIZED.
  *    COMMENCEMENT OF OPERATIONS.
 **    BASED ON AVERAGE SHARES OUTSTANDING DURING THE YEAR.
  + SOME OR ALL EXPENSES HAVE BEEN WAIVED OR ASSUMED BY THE INVESTMENT ADVISER FROM COMMENCEMENT OF OPERATIONS THROUGH DECEMBER 31, 2000.
 ++ THE EFFECT OF FEES AND CHARGES INCURRED AT THE SEPARATE ACCOUNT LEVEL ARE NOT REFLECTED IN THESE PERFORMANCE FIGURES.

--------------------------------------------------------------------------------------------------------

                Total        Ratios/Supplemental Data
                Return

 Net            Total      Net        Ratio to Average         Ratio to Average       Portfolio
 Asset          Return++   Assets     Net Assets+              Net Assets             Turnover
 Value at       (%)        at                                  Before Expenses        Rate (%)
 end of                    End of     Expenses    Net          Waived or Assumed
 Period                    Period     (%)         Investment
                           (in                    Income (%)   Expenses    Net
                           millions)                           (%)         Investment
                                                                           Income (%)

 Investment Grade

  $11.36          2.84      $16       .60         6.47         .88         6.19        19
   11.67          9.81       17       .60         6.54         .87         6.27        41
   11.97          9.15       22       .68         5.97         .84         5.81        60
   10.97         (2.53)      21       .68         6.12         .83         5.97        27
   11.24          9.51       21       .68         6.87         .83         6.72        25


 Target Maturity 2007

  $11.71         (2.16)     $15       .60         6.05         .82         5.83        13
   12.63         13.38       20       .60         5.91         .82         5.69         1
   13.83         14.97       26       .67         5.18         .83         5.02         1
   11.94         (9.39)      25       .69         5.47         .84         5.32         2
   13.12         16.44       29       .67         5.77         .82         5.62         9
--------------------------------------------------------------------------------------------------------



                                        ----------------------------------------------------------------
                                                                        FIRST INVESTORS LIFE SERIES FUND
                                        ----------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST INVESTORS LIFE SERIES FUND
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
PER SHARE DATA

Year Ended      Net Asset   Income from                                  Less Distributions
December 31     Value at    Investment Operations                        from
                Beginning
                of Period   Net         Net Realized      Total from     Net          Net Realized   Total
                            Investment  and               Investment     Investment   Gains          Distributions
                            Income      Unrealized        Operations     Income
                                        Gain (loss)
                                        on Investments

Target Maturity 2010

4/30*-12/31/96   $10.00      $.26        $.90               $1.16         $ __          $__          $  __
    1997          11.16       .45        1.29                1.74          .20           __            .20
    1998          12.70       .51        1.25                1.76          .48          .01            .49
    1999          13.97       .65       (2.26)              (1.61)         .51           __            .51
    2000          11.85       .64        1.74                2.38          .68           __            .68

Target Maturity 2015

11/08*-12/31/99  $10.00      $.04       $(.53)              $(.49)        $ __          $__         $   __
    2000           9.51       .45        1.92                2.37          .03           __            .03

-------------------------------------------------------------------------------------------------------------------

(a)    ANNUALIZED.
  *    COMMENCEMENT OF OPERATIONS.
 **    BASED ON AVERAGE SHARES OUTSTANDING DURING THE YEAR.
  + SOME OR ALL EXPENSES HAVE BEEN WAIVED OR ASSUMED BY THE INVESTMENT ADVISER FROM COMMENCEMENT OF OPERATIONS THROUGH DECEMBER 31, 2000.
 ++ THE EFFECT OF FEES AND CHARGES INCURRED AT THE SEPARATE ACCOUNT LEVEL ARE NOT REFLECTED IN THESE PERFORMANCE FIGURES.

--------------------------------------------------------------------------------------------------------

                Total        Ratios/Supplemental Data
                Return

 Net            Total      Net        Ratio to Average         Ratio to Average       Portfolio
 Asset          Return++   Assets     Net Assets+              Net Assets             Turnover
 Value at       (%)        at                                  Before Expenses        Rate (%)
 end of                    End of     Expenses    Net          Waived or Assumed
 Period                    Period     (%)         Investment
                           (in                    Income (%)   Expenses    Net
                           millions)                           (%)         Investment
                                                                           Income (%)

 Target Maturity 2010

  $11.16         11.60      $2         .60(a)      6.05(a)      .98(a)     5.67(a)      0
   12.70         15.86       5         .60         5.88         .87        5.61        13
   13.97         14.36       9         .67         4.90         .82        4.75         0
   11.85        (11.73)      9         .71         5.48         .86        5.33         9
   13.55         21.06      11         .70         5.72         .85        5.57        15

 Target Maturity 2015

   $9.51         (4.90)     $1        1.38(a)      4.24(a)     1.64(a)     3.98(a)      0
   11.85         25.01       2         .72         5.38         .87        5.23        11

--------------------------------------------------------------------------------------------------------



                                        ----------------------------------------------------------------
                                                                        FIRST INVESTORS LIFE SERIES FUND
                                        ----------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST INVESTORS LIFE SERIES FUND
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
PER SHARE DATA

Year Ended      Net Asset   Income from                                  Less Distributions
December 31     Value at    Investment Operations                        from
                Beginning
                of Period   Net         Net Realized      Total from     Net          Net Realized   Total
                            Investment  and               Investment     Investment   Gains          Distributions
                            Income      Unrealized        Operations     Income
                                        Gain (loss)
                                        on Investments

Utilities Income

    1996         $11.74      $.32        $.78               $1.10         $.27          __           $.27
    1997          12.57       .37        2.64                3.01          .36         .27            .63
    1998          14.95       .32        1.46                1.78          .35         .55            .90
    1999          15.83       .31        2.25                2.56          .33         .51            .84
    2000          17.55       .29        (.29)                 __          .30         .86           1.16

-------------------------------------------------------------------------------------------------------------------

(a)    ANNUALIZED.
  *    COMMENCEMENT OF OPERATIONS.
 **    BASED ON AVERAGE SHARES OUTSTANDING DURING THE YEAR.
  + SOME OR ALL EXPENSES HAVE BEEN WAIVED OR ASSUMED BY THE INVESTMENT ADVISER FROM COMMENCEMENT OF OPERATIONS THROUGH DECEMBER 31, 2000.
 ++ THE EFFECT OF FEES AND CHARGES INCURRED AT THE SEPARATE ACCOUNT LEVEL ARE NOT REFLECTED IN THESE PERFORMANCE FIGURES.

--------------------------------------------------------------------------------------------------------

                Total        Ratios/Supplemental Data
                Return

 Net            Total      Net        Ratio to Average         Ratio to Average       Portfolio
 Asset          Return++   Assets     Net Assets+              Net Assets             Turnover
 Value at       (%)        at                                  Before Expenses        Rate (%)
 end of                    End of     Expenses    Net          Waived or Assumed
 Period                    Period     (%)         Investment
                           (in                    Income (%)   Expenses    Net
                           millions)                           (%)         Investment
                                                                           Income (%)



 Utilities Income

  $12.57          9.57      $   24       .60        3.48        .86         3.22         45
   14.95         25.07          34       .67        3.12        .85         2.94         64
   15.83         12.58          50       .73        2.61        .85         2.49        105
   17.55         17.41          70       .65        2.12        .80         1.97         53
   16.39          (.59)         81       .76        1.84        .81         1.79         50
--------------------------------------------------------------------------------------------------------



                                        ----------------------------------------------------------------
                                                                        FIRST INVESTORS LIFE SERIES FUND
                                        ----------------------------------------------------------------

[LOGO] First Investors

LIFE SERIES FUND

Blue Chip

Cash Management

Discovery

Focused Equity

Government

Growth

High Yield

International Securities

Investment Grade

Target Maturity 2007

Target Maturity 2010

Target Maturity 2015

Utilities Income

For investors who want more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

Additional information about each Fund's investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus.

You can get free copies of reports and the SAI, request other information and discuss your questions about the Funds by contacting the Funds at:

Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198

Telephone:  1-800-423-4026

You can review and copy Fund documents (including reports and SAIs) at the Public Reference Room of the SEC in Washington, D.C. You can also obtain copies of Fund documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or (ii) by electronic request at publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling (202) 942-8090. Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet website at http://www.sec.gov.

(Investment Company Act File No.: First Investors Life Series Fund 811-4325)